                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Check the appropriate box:


[   ]  Preliminary Information Statement


[   ]  Confidential, for Use of Commission Only (as permitted by Rule
       14c-5(d)(2))


[ X ]  Definitive information statement


                         MANUFACTURERS INVESTMENT TRUST
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         __________________________________________________

         (2) Aggregate number of securities to which transaction applies:
         __________________________________________________

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         __________________________________________________

         (4) Proposed maximum aggregate value of transactions:
         __________________________________________________

         (5) Total fee paid.
         __________________________________________________

[   ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
         __________________________________________________

         (2) Form, Schedule or Registration Statement No.:
         __________________________________________________

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         __________________________________________________

         (4) Date Filed:
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


                         MANUFACTURERS INVESTMENT TRUST

                             116 Huntington Avenue
                          Boston, Massachusetts 02116

                                                                  March 26, 1999

DEAR VARIABLE ANNUITY AND VARIABLE LIFE CONTRACT OWNERS:

     In an effort to enhance the quality and flexibility of your investments, Management has proposed a number of changes affecting the Manufacturers Investment Trust (the "Trust") and various Trust portfolios that, pending shareholder approval, will take effect May 1, 1999. To consider and vote on the proposals described in the enclosed Notice of Special Meeting of Shareholders, a Special Meeting of Shareholders of the Trust will be held at 73 Tremont Street, Boston, Massachusetts, 02108 on April 27, 1999, at 10 a.m., Eastern Standard Time.

     Although you are not a shareholder of the Trust, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by the Manufacturers Life Insurance Company of North America ("Manulife North America"), The Manufacturers Life Insurance Company of New York ("Manulife New York") and The Manufacturers Life Insurance Company of America ("Manufacturers America") are invested in shares of one or more of the portfolios of the Trust through subaccounts of separate accounts established by Manulife North America, Manulife New York and Manufacturers America for such purpose. Since the value of your contract depends in part on the investment performance of the shares of the applicable portfolio of the Trust, you have the right to instruct Manulife North America, Manulife New York or Manufacturers America, as appropriate, how the shares of the Trust attributable to your contract are voted. The number of votes for which you may give instructions for any portfolio of the Trust is determined by dividing your contract value (or the reserve for a contract after its maturity date) allocated to the subaccount in which shares of such portfolio are held by the value per share of that portfolio of the Trust. Fractional votes are counted. Manulife North America, Manulife New York and Manufacturers America will vote all shares of the Trust issued to such companies in proportion to the timely instructions received from owners of the contracts participating in separate accounts registered under the Investment Company Act of 1940.

     Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement for the Trust, and a Voting Instructions Form for each Trust portfolio in which your contract values were invested as of February 28, 1999. The number of shares that represents your voting interest (determined as explained above) appears on each Voting Instructions Form. The Proxy Statement provides background information and describes, in detail, each of the matters to be voted on at the Meeting.

     We encourage you to read the attached materials in their entirety. The following is an overview of the key proposals for which you are being asked to provide voting instructions:

AMENDMENT OF ADVISORY AGREEMENT


     All shareholders of the Trust are being asked to consider several revisions to the current advisory agreement (as revised, the "Amended Advisory Agreement") between the Trust and Manufacturers Securities Services, LLC ("Manulife Securities" or the "Adviser"), the investment adviser to the Trust. If approved by shareholders, the Amended Advisory Agreement would, among other things, require the Trust to pay certain expenses currently paid by Manulife Securities which are properly chargeable to the Trust, simplify the manner in which Manulife Securities could terminate expense limitations, and provide for more frequent payments of the advisory fee to Manulife Securities (although it would not change the advisory fee itself, except as noted below).



     In addition, the shareholders of the Moderate Asset Allocation Trust, the Equity Trust, the Aggressive Asset Allocation Trust and the Equity-Income Trust are being asked to consider increasing the rate of the advisory fee paid to Manulife Securities by each of these four portfolios. Furthermore, although not presented for shareholder consideration, the rate of the advisory fee paid to Manulife Securities will be decreased for the Blue Chip Growth Trust, the Pilgrim Baxter Growth Trust and the Small/Mid Cap Trust.



     The Board of Trustees of the Trust approved the Amended Advisory Agreement at a meeting held on March 26, 1999.



NEW SUBADVISORY AGREEMENTS



     The Board also approved, on March 26, 1999, eight new subadvisory agreements. Six of these agreements include the appointment of a new subadviser for the portfolios listed below:


     - A I M CAPITAL MANAGEMENT, INC. as subadviser to the Small/Mid Cap Trust and the Pilgrim Baxter Growth Trust;

     - CAPITAL GUARDIAN TRUST COMPANY as subadviser to the Conservative Asset Allocation Trust and the Moderate Asset Allocation Trust;


     - FIDELITY MANAGEMENT TRUST COMPANY as subadviser to the International Growth and Income Trust (Fidelity Management Trust Company will also continue as subadviser to the Aggressive Asset Allocation Trust and the Equity Trust);

     - FRANKLIN ADVISERS, INC. as subadviser to the Emerging Small Company
       Trust;

     - PACIFIC INVESTMENT MANAGEMENT COMPANY as subadviser to the Global Government Bond Trust; and

     - STATE STREET GLOBAL ADVISORS as subadviser to the Growth Trust.


     The other two subadvisory agreements are for existing subadvisers, WELLINGTON MANAGEMENT, LLP and T. ROWE PRICE ASSOCIATES INC. (T. Rowe Price). Certain technical changes were made to both agreements, and, in the case of T. Rowe Price, subadvisory fee rates were changed for the Blue Chip Growth Trust and the Equity-Income Trust.



     Information on each of these new subadvisory agreements is included in the enclosed Information Statement. The Securities and Exchange Commission does not require the Trust to obtain shareholder approval of these new subadviser agreements, but does require the Trust to notify shareholders. As a result, the enclosed Information Statement is for your information only; you are not being asked to provide voting instructions.


CHANGES TO INVESTMENT OBJECTIVES

     In conjunction with the above new subadviser appointments and agreements, the Board also approved, subject to shareholder approval, changes to the investment objectives of the following portfolios to reflect the investment strategies of the new or continuing subadvisers:

     - Small/Mid Cap Trust;
     - Pilgrim Baxter Growth Trust;
     - Conservative Asset Allocation Trust;
     - Moderate Asset Allocation Trust;
     - Aggressive Asset Allocation Trust;
     - International Growth and Income Trust;
     - Emerging Small Company Trust;
     - Global Government Bond Trust; and

     - Growth Trust.


     PLEASE NOTE THAT THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY VOTED IN FAVOR OF EACH PROPOSAL AND RECOMMENDS THAT YOU VOTE FOR THEIR APPROVAL.

     IN ORDER FOR SHARES TO BE VOTED AT THE MEETING BASED ON YOUR INSTRUCTIONS, WE URGE YOU TO READ THE PROXY STATEMENT AND THEN COMPLETE AND MAIL YOUR VOTING INSTRUCTIONS FORM(S) IN THE ATTACHED POSTAGE-PAID ENVELOPE, ALLOWING SUFFICIENT TIME FOR THEM TO BE RECEIVED BY APRIL 26, 1999.


     If you have any questions regarding any of the proposals, please call (800) 344-1029.
                                                 Sincerely,

                                                 /s/JOHN D. DESPREZ III


                                                 John D. DesPrez III
                                                 President
                                                 Manufacturers Investment Trust

                         MANUFACTURERS INVESTMENT TRUST

                             116 Huntington Avenue
                          Boston, Massachusetts 02116


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Shareholders of
MANUFACTURERS INVESTMENT TRUST:


     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Manufacturers Investment Trust (the "Trust") will be held at 73 Tremont Street, Boston, Massachusetts 02108, on April 27, 1999 at 10:00 a.m., Eastern Standard Time. A Proxy Statement which provides information about the purpose of the Meeting is included with this notice. The Meeting will be held for the following purposes:


Proposal 1        Approval of an Amended and Restated Advisory
                  Agreement between the Trust, on behalf of each
                  portfolio, and Manufacturers Securities Services,
                  LLC ("Manulife Securities" or the "Adviser");


    Proposal 1A       Approval of an increase, from 0.750% to 0.800%,
                      in the advisory fee payable to Manulife
                      Securities in connection with the Moderate
                      Asset Allocation Trust. (Only shareholders of
                      the Moderate Asset Allocation Trust will vote
                      on Proposal 1A);

    Proposal 1B       Approval of an increase, from 0.750% to 0.850%,
                      in the advisory fee payable to Manulife
                      Securities in connection with the Equity Trust.
                      (Only shareholders of the Equity Trust will
                      vote on Proposal 1B);

    Proposal 1C       Approval of an increase, from 0.750% to 0.875%,
                      in the advisory fee payable to Manulife
                      Securities in connection with the Aggressive
                      Asset Allocation Trust. (Only shareholders of
                      the Aggressive Asset Allocation Trust will vote
                      on Proposal 1C);

    Proposal 1D       Approval of an increase, from 0.800% to 0.875%,
                      in the advisory fee payable to Manulife
                      Securities in connection with the Equity-Income
                      Trust. (Only shareholders of the Equity-Income
                      Trust will vote on Proposal 1D);

    Proposal 2        Approval of a change to the investment
                      objective of the Conservative Asset Allocation
                      Trust. (Only shareholders of the Conservative
                      Asset Allocation Trust will vote on Proposal
                      2);

Proposal 3      Approval of a change to the investment objective of
                the Moderate Asset Allocation Trust. (Only
                shareholders of the Moderate Asset Allocation Trust
                will vote on Proposal 3);
Proposal 4      Approval of a change to the investment objective of
                the Aggressive Asset Allocation Trust. (Only
                shareholders of the Aggressive Asset Allocation Trust
                will vote on Proposal 4);
Proposal 5      Approval of a change to the investment objective of
                the Emerging Small Company Trust. (Only shareholders
                of the Emerging Small Company Trust will vote on
                Proposal 5);
Proposal 6      Approval of a change to the investment objective of
                the Pilgrim Baxter Growth Trust. (Only shareholders
                of the Pilgrim Baxter Growth Trust will vote on
                Proposal 6);
Proposal 7      Approval of a change to the investment objective of
                the International Growth and Income Trust. (Only
                shareholders of the International Growth and Income
                Trust will vote on Proposal 7);
Proposal 8      Approval of a change to the investment objective of
                the Global Government Bond Trust. (Only shareholders
                of the Global Government Bond Trust will vote on
                Proposal 8); and
Proposal 9      Ratification of the selection of
                PricewaterhouseCoopers LLP as the independent
                accountants for the Trust for its fiscal year ending
                December 31, 1999.


     The Board of Trustees has recently reviewed and unanimously endorsed the proposals set forth in the accompanying Proxy Statement.

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSALS 1 THROUGH 9.

     Each shareholder of record at the close of business on February 28, 1999 is entitled to receive notice of and to vote at the Meeting.

                                         Sincerely yours,

                                         /s/ JAMES D. GALLAGHER


                                         James D. Gallagher
                                         Secretary

March 26, 1999
Boston, Massachusetts

                         MANUFACTURERS INVESTMENT TRUST

                            ------------------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 27, 1999

                            ------------------------

                             INFORMATION STATEMENT
                           PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                            ------------------------

                                 MARCH 26, 1999

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
PROXY STATEMENT
General.....................................................    1
Summary of Proposals........................................    2
Voting Information..........................................    5
Proposal 1: Approval of Amended and Restated Advisory
  Agreement.................................................   10
  Proposal 1A: Approval of an Increase, from 0.750% to
               0.800%, in the Advisory Fee Payable to
               Manulife Securities in Connection with the
               Moderate Asset Allocation Trust..............   10
  Proposal 1B: Approval of an Increase, from 0.750% to
               .850%, in the Advisory Fee Payable to
               Manulife Securities in Connection with the
               Equity Trust.................................   10
  Proposal 1C: Approval of an Increase, from 0.750% to
               0.875%, in the Advisory Fee Payable to
               Manulife Securities in Connection with the
               Aggressive Asset Allocation Trust............   10
  Proposal 1D: Approval of an Increase, from 0.800% to
               0.875%, in the Advisory Fee Payable to
               Manulife Securities in Connection with the
               Equity-Income Trust..........................   10
Proposal 2: Approval of a Change to the Investment Objective
            of the Conservative Asset Allocation Trust......   35
Proposal 3: Approval of a Change to the Investment Objective
            of the Moderate Asset Allocation Trust..........   37
Proposal 4: Approval of a Change to the Investment Objective
            of the Aggressive Asset Allocation Trust........   40
Proposal 5: Approval of a Change to the Investment Objective
            of the Emerging Small Company Trust.............   43
Proposal 6: Approval of a Change to the Investment Objective
            of the Pilgrim Baxter Growth Trust..............   47
Proposal 7: Approval of a Change to the Investment Objective
            of the International Growth and Income Trust....   51
Proposal 8: Approval of a Change to the Investment Objective
            of the Global Government Bond Trust.............   54
Proposal 9: Ratification of PricewaterhouseCoopers LLP as
            the Independent Accountants for the Trust for
            its Fiscal Year Ending December 31, 1999........   58
Other Matters...............................................   59

                                                              PAGE
                                                              ----
INFORMATION STATEMENT
Summary.....................................................   60
New Subadvisory Agreement with A I M Capital Management,
  Inc.......................................................   62
New Subadvisory Agreement with Capital Guardian Trust
  Company...................................................   69
New Subadvisory Agreement with Fidelity Management Trust
  Company...................................................   76
New Subadvisory Agreement with Franklin Advisers, Inc. .....   84
New Subadvisory Agreement with Pacific Investment Management
  Company...................................................   91
New Subadvisory Agreement with State Street Global
  Advisors..................................................   97
New Subadvisory Agreement with Wellington Management
  Company, LLP..............................................  102
New Subadvisory Agreement with T. Rowe Price Associates,
  Inc.......................................................  109
Additional Information......................................  117
Other Matters...............................................  121
Exhibit A -- Manufacturers Investment Trust Amended and
             Restated Advisory Agreement

Exhibit B -- Executive Officers and Directors of Subadvisers

                         MANUFACTURERS INVESTMENT TRUST

                             116 Huntington Avenue
                          Boston, Massachusetts 02116
                            ------------------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 27, 1999

                            ------------------------

                                    GENERAL


     This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of Manufacturers Investment Trust (the "Trust") of proxies to be used at a special meeting (the "Meeting") of shareholders to be held at 73 Tremont Street, Boston, Massachusetts 02108, on April 27, 1999, at 10:00 a.m., Eastern Standard Time. This Proxy Statement is first being mailed on or about March 26, 1999. Pursuant to the Trust's Agreement and Declaration of Trust, the Board has designated February 28, 1999 as the record date for determining shareholders eligible to vote at the Meeting (the "Record Date"). All shareholders of record at the close of business on February 28, 1999 are entitled to one vote for each share of beneficial interest of the Trust held.


     The Trust is a no-load, open-end management investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares in 36 investment portfolios. The shares of the Trust are divided into 36 series corresponding to the investment portfolios: Pacific Rim Emerging Markets Trust, Science & Technology Trust, International Small Cap Trust, Emerging Small Company Trust, Pilgrim Baxter Growth Trust, Small/Mid Cap Trust, International Stock Trust, Worldwide Growth Trust, Global Equity Trust, Small Company Value Trust, Equity Trust, Growth Trust, Quantitative Equity Trust, Equity Index Trust, Blue Chip Growth Trust, Real Estate Securities Trust, Value Trust, International Growth and Income Trust, Growth and Income Trust, Equity-Income Trust, Balanced Trust, Aggressive Asset Allocation Trust, High Yield Trust, Moderate Asset Allocation Trust, Conservative Asset Allocation Trust, Strategic Bond Trust, Global Government Bond Trust, Capital Growth Bond Trust, Investment Quality Bond Trust, U.S. Government Securities Trust, Money Market Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Growth 820 Trust, Lifestyle Balanced 640 Trust, Lifestyle Moderate 460 Trust and Lifestyle Conservative 280 Trust. Each of the above-named series is referred to in this Proxy Statement as a "Portfolio" and, collectively, as the "Portfolios." The Lifestyle Aggressive 1000 Trust, Lifestyle Growth 820 Trust, Lifestyle Balanced

640 Trust, Lifestyle Moderate 460 Trust and Lifestyle Conservative 280 Trust are collectively referred to in this Proxy Statement as the "Lifestyle Trusts."


                              SUMMARY OF PROPOSALS



 PROPOSAL                                              SHAREHOLDERS OF THE TRUST
  NUMBER                  PROPOSAL                   WHO WILL VOTE ON THE PROPOSAL
 --------                 --------                   -----------------------------

Proposal 1   Approval of an Amended and Restated  Shareholders of each Portfolio of
             Advisory Agreement between the       the Trust will vote separately on
             Trust, on behalf of each portfolio,  this proposal.
             and Manufacturers Securities
             Services, LLC ("Manulife
             Securities" or the "Adviser").

Proposal 1A  Approval of an increase, from        Shareholders of the Moderate Asset
             0.750% to 0.800%, in the advisory    Allocation Trust will vote on this
             fee payable to Manulife Securities   proposal.
             in connection with the Moderate
             Asset Allocation Trust.

Proposal 1B  Approval of an increase, from        Shareholders of the Equity Trust
             0.750% to 0.850%, in the advisory    will vote on this proposal.
             fee payable to Manulife Securities
             in connection with the Equity
             Trust.

Proposal 1C  Approval of an increase, from        Shareholders of the Aggressive
             0.750% to 0.875%, in the advisory    Asset Allocation Trust will vote on
             fee payable to Manulife Securities   this proposal.
             in connection with the Aggressive
             Asset Allocation Trust.

Proposal 1D  Approval of an increase, from        Shareholders of the Equity-Income
             0.800% to 0.875%, in the advisory    Trust will vote on this proposal.
             fee payable to Manulife Securities
             in connection with the
             Equity-Income Trust.

Proposal 2   Approval of a change to the          Shareholders of the Conservative
             investment objective of the          Asset Allocation Trust will vote on
             Conservative Asset Allocation        this proposal.
             Trust.

Proposal 3   Approval of a change to the          Shareholders of the Moderate Asset
             investment objective of the          Allocation Trust will vote on this
             Moderate Asset Allocation Trust.     proposal.

Proposal 4   Approval of a change to the          Shareholders of the Aggressive
             investment objective of the          Asset Allocation Trust will vote on
             Aggressive Asset Allocation Trust.   this proposal.

Proposal 5   Approval of a change to the          Shareholders of the Emerging Small
             investment objective of the          Company Trust will vote on this
             Emerging Small Company Trust.        proposal.

Proposal 6   Approval of a change to the          Shareholders of the Pilgrim Baxter
             investment objective of the Pilgrim  Growth Trust will vote on this
             Baxter Growth Trust.                 proposal.

Proposal 7   Approval of a change to the          Shareholders of the International
             investment objective of the          Growth and Income Trust will vote
             International Growth and Income      on this proposal.
             Trust.

Proposal 8   Approval of a change to the          Shareholders of the Global
             investment objective of the Global   Government Bond Trust will vote on
             Government Bond Trust.               this proposal.

Proposal 9   Ratification of the selection of     All shareholders of the Trust will
             PricewaterhouseCoopers LLP as the    vote on this proposal.
             independent accountants for the
             Trust for its fiscal year ending
             December 31, 1999.

     The Trust does not sell its shares directly to the public, but sells its shares generally only to insurance companies and their separate accounts as the underlying investment medium for variable and certain group annuity contracts ("contracts"). Only shares of a particular Portfolio are entitled to vote on matters which affect only the interests of that Portfolio. As of the record date for the Special Meeting of Shareholders, the Trust's shares were legally owned by: (i) The Manufacturers Life Insurance Company of North America ("Manulife North America"), The Manufacturers Life Insurance Company of New York ("Manulife New York"), The Manufacturers Life Insurance Company of America ("Manufacturers America") and The Manufacturers Life Insurance Company (U.S.A.) ("Manufacturers U.S.A.") and (ii) certain of the Lifestyle Trusts described in this Proxy Statement. The ultimate parent of each of Manulife North America, Manulife New York, Manufacturers America and Manufacturers U.S.A. is The Manufacturers Life Insurance Company ("Manulife"), a Canadian mutual life insurance company whose principal address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     Manulife North America is a stock life insurance company organized under the laws of Delaware whose principal address is 116 Huntington Avenue, Boston, Massachusetts 02116. Manulife North America holds shares of the Trust directly and attributable to variable annuity contracts in The Manufacturers Life Insurance Company of North America Separate Account A and variable life contracts in The Manufacturers Life Insurance Company of North America Separate Account B, both of which are separate accounts registered under the 1940 Act, as well as in an unregistered separate account.

     Manulife New York is a stock life insurance company organized under the laws of New York whose principal address is International Corporate Center at Rye, 555 Theodore Fremd Avenue, Suite C-209, Rye, New York 10580. Manulife New York holds shares of the Trust directly and attributable to variable annuity contracts in The Manufacturers Life Insurance Company of New York Separate Account A and variable life contracts in The Manufacturers Life Insurance Company of New York Separate Account B, both of which are separate accounts registered under the 1940 Act, as well as in an unregistered separate account.

     Manufacturers America is a stock life insurance company organized under the laws of Pennsylvania and redomesticated under the laws of Michigan whose principal address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Manufacturers America holds shares of the Trust directly and attributable to variable annuity contracts in Separate Account 2 and variable life contracts in Serarate Accounts 3 and 4, all of which are separate accounts registered under the 1940 Act.

     Manufacturers U.S.A. is a stock life insurance company organized under the laws of Pennsylvania and redomesticated under the laws of Michigan whose principal address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Manufacturers U.S.A. holds shares of the Trust in various unregistered separate accounts.


     The Lifestyle Trusts are funds-of-funds that invest in shares of certain other Portfolios of the Trust. All of the shares of the Lifestyle Trusts are owned by Manulife North America, Manulife New York, Manufacturers America and Manufacturers U.S.A. and their respective separate accounts.



     Manulife North America, Manulife New York, Manufacturers America and Manufacturers U.S.A. have the right to vote upon matters that may be voted upon at a special shareholders' meeting. The companies will vote all shares of the Portfolios of the Trust issued to such companies in proportion to the timely instructions received from owners of the contracts participating in the separate accounts described above which are registered under the 1940 Act. In addition, the Trust will vote all shares of the Portfolios held by the Lifestyle Trusts in proportion to such instructions. The companies, in connection with their solicitation of voting instructions, are furnishing this Proxy Statement to the owners of contracts participating in registered separate accounts holding shares of the Portfolios to be voted on the Proposals included in this Proxy Statement.



     THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 TO ANY SHAREHOLDER UPON REQUEST. TO OBTAIN A REPORT, PLEASE CONTACT THE TRUST BY CALLING (800) 344-1029 OR BY WRITING TO THE TRUST AT 116 HUNTINGTON AVENUE, BOSTON, MASSACHUSETTS 02116, ATTN. KEVIN HILL.

                               VOTING INFORMATION


     Proxies from the shareholders of each Portfolio are being solicited by the Board for the Special Meeting of Shareholders to be held on April 27, 1999 at 73 Tremont Street, Boston, Massachusetts 02108 at 10:00 a.m., Eastern Standard Time, or at such later time as necessary by adjournment. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specification, for approval of the Proposals.



     Voting instructions may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of the Trust at 116 Huntington Avenue, Boston, Massachusetts 02116 or
(ii) signing and returning a new voting instructions form, in each case if received by the Trust by April 26, 1999. ALL PROPERLY EXECUTED VOTING INSTRUCTIONS RECEIVED BY APRIL 26, 1999 WILL BE VOTED AS SPECIFIED IN THE VOTING INSTRUCTION, OR, IF NO SPECIFICATION IS MADE, IN FAVOR OF THE PROPOSALS REFERRED TO IN THIS PROXY STATEMENT.


     In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting and entitled to vote thereon. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.


     Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to a Proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against a Proposal.


     The cost of the preparation and distribution of these proxy materials will be borne by the Trust. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of the Trust, Manulife Securities or its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Trust for their out-of-pocket expenses.

     Shares which represent interests in a particular Portfolio vote separately on matters which pertain only to that Portfolio. All of the Proposals (except the ratification of the selection of independent accountants) will be voted on separately by shareholders of the relevant Portfolios. Proposal 1 will be voted on by shareholders of each Portfolio voting separately.


     Shareholders of the Portfolios of record at the close of business on February 28, 1999 (the "Record Date") will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the shares outstanding of each Portfolio at the close of business on that date present in person or represented by proxy will constitute a quorum for the Meeting; however, a majority of the outstanding voting securities of each Portfolio entitled to vote at the close of business on that date is required to approve each Proposal, except as noted herein. As used in this Proxy Statement, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Trust or a Portfolio, as applicable, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Trust or a Portfolio, as applicable, are present or represented by proxy or (2) more than 50% of the outstanding voting securities of the Trust or a Portfolio, as applicable. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

     As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to each Portfolio is as follows:


                                     VOTES HELD BY
                        NUMBER OF      MANULIFE      VOTES HELD BY   VOTES HELD BY   VOTES HELD BY   VOTES HELD BY
                        ELIGIBLE         NORTH         MANULIFE      MANUFACTURERS   MANUFACTURERS     LIFESTYLE
PORTFOLIO                 VOTES         AMERICA        NEW YORK         AMERICA         U.S.A.          TRUSTS*
---------              -----------   -------------   -------------   -------------   -------------   -------------
Pacific Rim Emerging
  Markets Trust......    3,376,096      1,674,191        146,952       1,554,953         --              --
Science & Technology
  Trust..............   11,862,521      9,709,087      1,064,324         673,770         415,340         --
International Small
  Cap Trust..........    9,102,688      6,747,043        498,934         247,300           3,496       1,605,915
Emerging Small
  Company Trust......   12,188,630      2,232,401        202,126       7,635,022         230,573       1,888,508
Pilgrim Baxter Growth
  Trust..............   10,405,842      4,353,359        285,346         151,116         103,730       5,512,291
Small/Mid Cap
  Trust..............   20,448,302     18,517,961      1,477,159         453,182         --              --
International Stock
  Trust..............   17,592,511      5,382,380        232,671       3,064,113         --            8,913,347
Worldwide Growth
  Trust..............    2,615,332      2,325,091        165,607         124,634         --              --
Global Equity Trust..   43,258,658     40,123,163      2,581,064         293,472         260,959         --
Small Company Value
  Trust..............   13,760,360      5,300,134        246,612          38,919         138,567       8,036,128
Equity Trust.........   75,597,054     67,399,834      4,359,277       1,645,403         140,780       2,051,760
Growth Trust.........   15,548,200     12,236,134        759,687         525,517         229,166       1,797,696
Quantitative Equity
  Trust..............   10,846,364      3,516,239        213,299       5,807,114             937       1,308,775
Equity Index Trust...    4,571,325        --             --            4,539,523          31,802         --
Blue Chip Growth
  Trust..............   62,283,182     54,090,815      3,893,493       1,560,429         665,532       2,072,913
Real Estate
  Securities Trust...   10,484,379      2,390,432        205,636       4,756,941         137,774       2,973,596
Value Trust..........   17,144,812      9,561,263        553,359         712,586         156,163       6,161,441
International Growth
  and Income Trust...   19,035,194     17,275,995      1,601,734         157,465         --              --
Growth and Income
  Trust..............   83,197,518     76,034,160      5,301,273       1,862,085         --              --
Equity-Income Trust..   58,750,942     48,081,237      5,052,235       1,715,134         543,592       3,358,744
Balanced Trust.......   14,506,384      5,589,012        271,021       8,582,197          64,154         --
Aggressive Asset
  Allocation Trust...   17,304,235     15,982,721        900,264         421,250         --              --
High Yield Trust.....   14,500,228     10,011,966        622,223         325,959         317,172       3,222,908
Moderate Asset
  Allocation Trust...   45,362,397     42,822,592      2,068,388         471,417         --              --
Conservative Asset
  Allocation Trust...   16,367,068     15,512,802        680,248         174,018         --              --
Strategic Bond
  Trust..............   36,458,319     25,344,890      2,848,709         340,552         338,782       7,585,386
Global Government
  Bond Trust.........   13,909,584     13,272,403        603,299          33,882         --              --
Capital Growth Bond
  Trust..............    5,371,413        939,991         71,069       4,358,270           2,083         --

                                     VOTES HELD BY
                        NUMBER OF      MANULIFE      VOTES HELD BY   VOTES HELD BY   VOTES HELD BY   VOTES HELD BY
                        ELIGIBLE         NORTH         MANULIFE      MANUFACTURERS   MANUFACTURERS     LIFESTYLE
PORTFOLIO                 VOTES         AMERICA        NEW YORK         AMERICA         U.S.A.          TRUSTS*
---------              -----------   -------------   -------------   -------------   -------------   -------------
Investment Quality
  Bond Trust.........   25,331,561     17,859,963        934,521         336,742         --            6,400,335
U.S. Government
  Securities Trust...   27,548,752     18,325,260      1,282,993         492,800         488,162       6,959,537
Money Market Trust...   76,539,357     61,889,697      3,376,877       8,016,723          94,974       3,161,086
Lifestyle Aggressive
  1000 Trust.........    5,576,267      4,148,498        540,727         307,675         579,367         --
Lifestyle Growth
  820 Trust..........   26,665,874     20,183,290      2,574,787       1,372,008       1,535,789         --
Lifestyle Balanced
  640 Trust..........   27,003,249     22,273,293      2,450,864         492,853       1,786,239         --
Lifestyle Moderate
  460 Trust..........   10,357,893      8,813,766        922,901          52,660         568,566         --
Lifestyle
  Conservative
  280 Trust..........    6,471,639      5,376,222        451,483          17,271         626,663         --
Total................  870,324,130    675,097,285     49,441,162      63,314,955       9,460,362      73,010,366


---------------
* Represents the aggregate number of shares held by the Lifestyle Trusts.

     Trustees and officers of the Trust, in the aggregate, own or have the right to provide voting instructions for less than 1% of each Portfolio's outstanding shares.


     As of February 28, 1999, the percentage ownership of the outstanding shares of each Portfolio (by shareholder) is indicated below:



                                         MANULIFE
                                           NORTH     MANULIFE   MANUFACTURERS   MANUFACTURERS   LIFESTYLE
PORTFOLIO                                 AMERICA    NEW YORK      AMERICA         U.S.A.        TRUSTS*
---------                                ---------   --------   -------------   -------------   ---------
Pacific Rim Emerging Markets Trust.....    49.59%      4.35%        46.06%         --             --
Science & Technology Trust.............    81.85%      8.97%         5.68%           3.50%        --
International Small Cap Trust..........    74.12%      5.48%         2.71%           0.04%        17.64%
Emerging Small Company Trust...........    18.32%      1.66%        62.64%           1.89%        15.49%
Pilgrim Baxter Growth Trust............    41.84%      2.74%         1.45%           1.00%        52.97%
Small/Mid Cap Trust....................    90.56%      7.22%         2.22%         --             --
International Stock Trust..............    30.60%      1.32%        17.42%         --             50.67%
Worldwide Growth Trust.................    88.90%      6.33%         4.77%         --             --
Global Equity Trust....................    92.75%      5.97%         0.68%           0.60%        --
Small Company Value Trust..............    38.52%      1.79%         0.28%           1.01%        58.40%
Equity Trust...........................    89.16%      5.77%         2.18%           0.19%         2.71%
Growth Trust...........................    78.70%      4.89%         3.38%           1.47%        11.56%
Quantitative Equity Trust..............    32.42%      1.97%        53.54%           0.01%        12.07%
Equity Index Trust.....................    --          --           99.30%           0.70%        --
Blue Chip Growth Trust.................    86.85%      6.25%         2.51%           1.07%         3.33%
Real Estate Securities Trust...........    22.84%      1.97%        45.46%           1.32%        28.42%
Value Trust............................    55.77%      3.23%         4.16%           0.92%        35.94%
International Growth and Income
  Trust................................    90.76%      8.42%         0.83%         --             --
Growth and Income Trust................    91.39%      6.37%         2.24%         --             --
Equity-Income Trust....................    81.84%      8.60%         2.92%           0.93%         5.72%

                                         MANULIFE
                                           NORTH     MANULIFE   MANUFACTURERS   MANUFACTURERS   LIFESTYLE
PORTFOLIO                                 AMERICA    NEW YORK      AMERICA         U.S.A.        TRUSTS*
---------                                ---------   --------   -------------   -------------   ---------
Balanced Trust.........................    38.53%      1.87%        59.16%           0.44%        --
Aggressive Asset Allocation Trust......    92.36%      5.20%         2.43%         --             --
High Yield Trust.......................    69.05%      4.29%         2.25%           2.19%        22.23%
Moderate Asset Allocation Trust........    94.40%      4.56%         1.04%         --             --
Conservative Asset Allocation Trust....    94.78%      4.16%         1.06%         --             --
Strategic Bond Trust...................    69.52%      7.81%         0.93%           0.93%        20.81%
Global Government Bond Trust...........    95.42%      4.34%         0.24%         --             --
Capital Growth Bond Trust..............    17.50%      1.32%        81.14%           0.04%        --
Investment Quality Bond Trust..........    69.72%      3.69%         1.33%         --             25.27%
U.S. Government Securities Trust.......    66.52%      4.66%         1.79%           1.77%        25.26%
Money Market Trust.....................    80.86%      4.41%        10.47%           0.12%         4.13%
Lifestyle Aggressive 1000 Trust........    74.40%      9.70%         5.52%          10.40%        --
Lifestyle Growth 820 Trust.............    78.64%     10.03%         5.35%           5.98%        --
Lifestyle Balanced 640 Trust...........    82.48%      9.08%         1.83%           6.62%        --
Lifestyle Moderate 460 Trust...........    85.09%      8.91%         0.51%           5.49%        --
Lifestyle Conservative 280 Trust.......    83.07%      6.98%         0.27%           9.68%        --


---------------

* Represents the aggregate percentage ownership of the Lifestyle Trusts.

                                   PROPOSAL 1

                        APPROVAL OF AMENDED AND RESTATED
                               ADVISORY AGREEMENT

                                  PROPOSAL 1A

 APPROVAL OF AN INCREASE, FROM 0.750% TO 0.800%, IN THE ADVISORY FEE PAYABLE TO
                              MANULIFE SECURITIES
                             IN CONNECTION WITH THE
                        MODERATE ASSET ALLOCATION TRUST

                                  PROPOSAL 1B

 APPROVAL OF AN INCREASE, FROM 0.750% TO .850%, IN THE ADVISORY FEE PAYABLE TO
                              MANULIFE SECURITIES
                             IN CONNECTION WITH THE
                                  EQUITY TRUST

                                  PROPOSAL 1C

 APPROVAL OF AN INCREASE, FROM 0.750% TO 0.875%, IN THE ADVISORY FEE PAYABLE TO
                              MANULIFE SECURITIES
                             IN CONNECTION WITH THE
                       AGGRESSIVE ASSET ALLOCATION TRUST

                                  PROPOSAL 1D

 APPROVAL OF AN INCREASE, FROM 0.800% TO 0.875%, IN THE ADVISORY FEE PAYABLE TO
                              MANULIFE SECURITIES
                             IN CONNECTION WITH THE
                              EQUITY-INCOME TRUST

     Manulife Securities has served as investment adviser for the Trust and for each of the Portfolios of the Trust pursuant to an investment advisory agreement, dated January 1, 1996, between NASL Financial Services, Inc. and the Trust (the "Current Advisory Agreement"). Manulife Securities is the successor to NASL Financial Services, Inc. As Adviser to the Trust, Manulife Securities has been responsible for, among other things, administering the business and affairs of the Trust and selecting, contracting with, compensating and monitoring subadvisers to manage the investment and reinvestment of the assets of the Portfolios. Manulife Securities does not currently manage any of the Portfolios' assets on a day-to-day basis.


     The Board, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Amended Advisory Agreement (the "Disinterested Trustees") approved, on March 26, 1999, certain proposed amendments to the Current Advisory Agreement. The provisions of the Amended Advisory Agreement are substantially similar to the provisions of the Trust's Current Advisory Agreement except as noted below. Subject to its approval by shareholders, the Amended Advisory Agreement would require the

Trust to pay certain expenses currently paid by Manulife Securities, simplify the manner in which Manulife Securities could terminate agreed upon expense limitations and provide for more frequent payments of the advisory fee to Manulife Securities. In addition, the Amended Advisory Agreement would increase the rate of the advisory fee payable to Manulife Securities by the Moderate Asset Allocation Trust, the Equity Trust, the Aggressive Asset Allocation Trust and the Equity-Income Trust and decrease the rate of the advisory fee payable to Manulife Securities by the Blue Chip Growth Trust, the Pilgrim Baxter Growth Trust and the Small/Mid Cap Trust. Under the Amended Advisory Agreement, the Trust and each of the Portfolios would continue to receive investment advisory services from Manulife Securities. See "Terms of the Amended Advisory
Agreement -- Expenses Paid by the Trust and Manulife Securities,"
"-- Termination of Expense Limitations" and "-- Advisory Fees" below. If the shareholders do not approve the Amended Advisory Agreement, Manulife Securities will continue to act as the Adviser with respect to the Trust and the Portfolios under the Current Advisory Agreement.


TERMS OF THE AMENDED ADVISORY AGREEMENT

     The following description of the terms of the Amended Advisory Agreement is qualified in its entirety by reference to the form of Amended Advisory Agreement attached to this Proxy Statement as Exhibit A.

  Services to Be Performed by Manulife Securities

     Pursuant to the Amended Advisory Agreement, Manulife Securities would continue to: (1) select and contract with investment subadvisers to manage the investments and determine the composition of the assets of the Portfolios; (2) monitor compliance of each subadviser with the investment objectives and related investment policies; and (3) review and report to the Trustees of the Trust on the performance of each subadviser. In addition, Manulife Securities may elect to manage the investments and determine the composition of the assets of the Lifestyle Trusts although it does not currently intend to do so.

  Expenses Paid by Manulife Securities

     Pursuant to the Current Advisory Agreement, Manulife Securities provides the following at its own expense: (1) office space and all necessary office facilities and equipment; (2) the cost of necessary executive and other personnel, including personnel for the performance of clerical, accounting and other office functions, exclusive of those functions that are (a) related to and to be performed under the Trust's contract for custodial, bookkeeping, transfer and dividend disbursing agency services by the bank or other financial institution selected to perform such services and (b) related to the investment subadvisory services to be provided by any subadviser pursuant to a subadvisory agreement; (3) accounting, bookkeeping, recordkeeping and related services (except to the extent they are performed by a bank or other financial institution selected by the Trust) other than services in respect of the records required to be maintained by any subadviser under a subadvisory agreement; (4) all other information and services, other than services of counsel or independent accountants or investment subadvisory services to be provided by any subadviser under a subadvisory agreement, required in connection with the preparation of all registration statements and prospectuses, all annual, semiannual and periodic reports to shareholders of the Trust, regulatory authorities or others, all notices and proxy solicitation materials furnished to shareholders of the Trust or regulatory authorities and all tax returns; (5) the cost of any advertising or sales literature relating solely to the Trust; (6) the cost of printing and mailing prospectuses to persons other than current holders of Trust shares or variable contracts funded by Trust shares; and (7) the compensation of the Trust's officers and Trustees who are also directors, officers or employees of Manulife Securities or its affiliates.

     Pursuant to the Amended Advisory Agreement, Manulife Securities would continue to provide the following at its own expense: (1) office space and all necessary office facilities and equipment (except office space, facilities and equipment relating to financial, accounting and administrative services noted below under " -- Expenses Paid by the Trust") (2) the cost of any advertising or sales literature relating solely to the Trust; and (3) the cost of printing and mailing prospectuses to persons other than current holders of Trust shares or of variable contracts funded by Trust shares. In addition, Manulife Securities will continue to permit individuals who are directors, officers or employees of Manulife Securities to serve (if duly elected or appointed) as Trustees or President, Treasurer or Secretary of the Trust, without remuneration from or other cost to the Trust.


     Under the Amended Advisory Agreement, Manulife Securities would also continue to furnish to the Trust, at the Trust's expense, any other personnel necessary for the operations of the Trust. Manulife Securities, however, would not furnish the following: (1) personnel whose functions are related to and to be performed under any Trust contract for custodial, bookkeeping, transfer and dividend disbursing agency services by a bank or other financial institution selected to perform such services; and (2) personnel whose functions are related to the investment subadvisory services to be provided by any subadviser. See
"-- Expenses Paid by the Trust."


     Pursuant to the Amended Advisory Agreement, Manulife Securities will continue to maintain, at its own expense, relationships with various agents and other persons employed by the Trust (including the Trust's transfer agent, custodian, independent accountants and legal counsel) and will assist in the coordination of their activities on behalf of the Trust. The fees and expenses of such agents or other persons will be paid by the Trust.

  Expenses Paid by the Trust


     The Current Advisory Agreement provides that the Trust pays the expenses of its organization, operations and business not specifically assumed or agreed to be paid by Manulife Securities or any subadviser under a subadvisory agreement. These expenses include the following: (1) any of the costs of printing and mailing all registration statements and prospectuses, all annual, semiannual and periodic reports to shareholders of the Trust, regulatory authorities or others, all notices and proxy solicitation materials furnished to shareholders of the Trust or regulatory authorities and all tax returns; (2) compensation of the officers and Trustees of the Trust (if not otherwise paid by Manulife Securities as noted under "Amended Advisory Agreement -- Expenses Paid by Manulife Securities"); (3) registration, filing and other fees in connection with requirements of regulatory authorities; (4) the charges and expenses of the custodian appointed by the Trust for custodial services; (5) the charges and expenses of the independent accountants retained by the Trust and any transfer, bookkeeping and dividend disbursing agents appointed by the Trust; (6) brokers' commissions and issue and transfer taxes chargeable to the Trust in connection with the securities transactions to which the Trust is a party; (7) taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (8) the cost of stock certificates representing shares of the Trust;
(9) legal fees and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities;
(10) association membership dues; (11) insurance premiums for fidelity and other coverage; (12) expenses of shareholders' and directors' meetings; (13) pricing of the Trust Portfolios and shares; (14) interest on borrowings; and (15) litigation expenses.


     Consistent with the Current Advisory Agreement, the Trust will pay, under the Amended Advisory Agreement, the expenses of its organization, operations and business not specifically assumed or agreed to be paid by Manulife Securities or any subadviser under a subadvisory agreement, including, without limitation, the following expenses: (1) any of the costs of printing and mailing all registration statements and prospectuses, all annual, semiannual and periodic reports to shareholders of the Trust (including holders of variable contracts funded by Trust shares), regulatory authorities or others, all notices and proxy solicitation materials furnished to shareholders of the Trust (including holders of variable contracts funded by Trust shares) or regulatory authorities and all tax returns; (2) compensation of the officers and Trustees of the Trust (except persons serving as President, Secretary or Trustee of the Trust who are also directors, officers or employees of Manulife Securities or its affiliates); (3) registration, filing and other fees in connection with requirements of regulatory authorities; (4) the charges and expenses of the custodian appointed by the Trust for custodial services; (5) the charges and expenses of the independent accountants retained by the Trust and any transfer, bookkeeping and dividend disbursing agents appointed by the Trust; (6) brokers' commissions and issue and transfer taxes chargeable to the Trust in connection with the securities transactions to which the Trust is a party; (7) taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (8) the cost of stock certificates representing shares of the Trust; (9) legal fees and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities; (10) association membership dues; (11) insurance premiums for fidelity and other coverage; (12) expenses of shareholders' and Trustees' meetings; (13) pricing of the Trust Portfolios and shares; and (14) interest on borrowings. See "Terms of the Amended Advisory Agreement -- Expenses Paid by Manulife Securities."

     In addition to the expenses noted above, the Amended Advisory Agreement clarifies that the Trust pays for: (1) the costs of edgarization of all registrations statements, prospectuses and statements of additional information and reports to shareholders (including holders of variable contracts funded by Trust shares), regulatory authorities or others; (2) the expenses incurred for the printing and mailing of all tax returns; (3) the insurance premiums for errors and omissions and Trustees' and officers' coverage; (4) the cost of any equipment or services used for obtaining price quotations and valuing Trust portfolio investments; (5) all charges for equipment or services used for communications between Manulife Securities or the Trust and the custodian, transfer agent or any other agent selected by the Trust; and (6) all nonrecurring expenses including the costs of actions, suits or proceedings to which the Trust is a party or is threatened to be made a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its Trustees, officers, agents and shareholders.


     Moreover, the Amended Advisory Agreement requires the Trust to reimburse Manulife Securities for expenses associated with providing the following financial, accounting and administrative services: (1) maintaining the existence and records of the Trust and the registrations and qualifications of Trust shares under federal law; (2) preparing all notices and proxy solicitation materials furnished to shareholders of the Trust (including holders of variable contracts funded by Trust shares); and (3) performing all administrative, financial, accounting, bookkeeping and record keeping functions of the Trust including, without limitation, the preparation of all tax returns, all annual, semiannual and periodic reports to shareholders of the Trust and the preparation of all regulatory reports, except for any such functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust. The Trust would reimburse Manulife Securities for expenses associated with all such services described in (1), (2) and (3) of this paragraph, including the compensation and related personnel expenses and expenses of office space, office equipment, utilities and miscellaneous office expenses, except any of these expenses that are directly attributable to officers or employees of Manulife Securities who are serving as President, Treasurer or Secretary of the Trust. Manulife Securities would determine the expenses for which the Trust would reimburse it pursuant to expense allocation procedures established by Manulife Securities in accordance with generally accepted accounting principles.

     The shifting of certain expenses from Manulife Securities to the Trust pursuant to the Amended Advisory Agreement is not expected to result in a material change to the annual operating expense ratio of the Trust or any Portfolio. See"--Pro Forma Annual Fund Operating Expenses."

  Termination of Expense Limitations

     Pursuant to the Amended Advisory Agreement, if the total of all expenses that apply to a Portfolio exceeds a specific annual rate of the average annual net assets of such Portfolio, Manulife Securities would reduce its advisory fee or reimburse the Trust for such expenses. The total of all expenses excludes advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business. For the expense limitations to apply to a Portfolio, the total of all such expenses must exceed an annual rate of 0.75% in the case of the International Small Cap Trust, Global Equity Trust, Global Government Bond Trust, Worldwide Growth Trust, International Growth and Income Trust, International Stock Trust and Pacific Rim Emerging Markets Trust, 0.15% in the case of the Equity Index Trust, and 0.50% in the case of all other portfolios except the Lifestyle Trusts.* Pursuant to the Amended Advisory Agreement, Manulife Securities may terminate the expense limitations at any time on notice to the Trust. Under the Current Advisory Agreement, the expense limitations continue in effect from year to year unless Manulife Securities terminates them at any year end with 30 days' notice to the Trust.

  Advisory Fees

     Pursuant to the Amended Advisory Agreement, Manulife Securities will receive an advisory fee from the Trust for each Portfolio except for the Lifestyle Trusts. Manulife Securities' fee is computed separately for each Portfolio. The fee for each Portfolio is stated as an annual percentage of the current value of the net assets of that Portfolio. The fee, which is accrued daily, would also be payable daily. The fee is calculated each day by multiplying the daily equivalent of the annual percentage prescribed for a Portfolio by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. Under the Current Advisory Agreement, the fee is calculated in the same manner, but it is paid on a monthly basis.

---------------

* Manulife Securities has voluntarily agreed to pay the expenses of the Lifestyle Trusts (other than the expenses of the underlying Portfolios in which the Lifestyle Trusts invest). Manulife Securities may terminate this voluntary expense reimbursement at any time.

     For the Trust's fiscal year ended December 31, 1998, the Trust paid an investment advisory fee to Manulife Securities in the aggregate amount of $94,747,706, allocated among the Portfolios as follows:

                                                  AMOUNT OF
PORTFOLIO                                        ADVISORY FEE
---------                                        ------------
Pacific Rim Emerging Markets Trust.............  $   214,432
Science & Technology Trust.....................    1,171,088
International Small Cap Trust..................    1,567.227
Emerging Small Company Trust...................    2,937,353
Pilgrim Baxter Growth Trust....................    1,216,141
Small/Mid Cap Trust............................    3,144,346
International Stock Trust......................    2,019,937
Worldwide Growth Trust.........................      325,977
Global Equity Trust............................    8,256,515
Small Company Value Trust......................    1,218,609
Equity Trust...................................   11,504,927
Growth Trust...................................    1,930,442
Quantitative Equity Trust......................    1,431,591
Equity Index Trust.............................      106,755
Blue Chip Growth Trust.........................    7,964,796
Real Estate Securities Trust...................    1,157,366
Value Trust....................................    1,695,347
International Growth and Income Trust..........    2,086,991
Growth and Income Trust........................   14,353,269
Equity-Income Trust............................    8,121,714
Balanced Trust.................................    1,699,575
Aggressive Asset Allocation Trust..............    1,874,673
High Yield Trust...............................    1,160,631
Moderate Asset Allocation Trust................    4,585,154
Conservative Asset Allocation Trust............    1,473,082
Strategic Bond Trust...........................    3,178,026
Global Government Bond Trust...................    1,632,065
Capital Growth Bond Trust......................      384,100
Investment Quality Bond Trust..................    1,610,817
U.S. Government Securities Trust...............    1,952,935
Money Market Trust.............................    2,771,825
Lifestyle Trusts...............................  No Advisory
                                                        Fees

     For the Trust's fiscal year ended December 31, 1998, the net investment advisory fee retained by Manulife Securities after payment of subadvisory fees was $60,018,500, allocated among the Portfolios as follows:

                                                  % OF AVERAGE
PORTFOLIO                         $ AMOUNT      ANNUAL NET ASSETS
---------                        -----------    -----------------
Pacific Rim Emerging Markets
  Trust........................  $   113,523         0.450%
Science & Technology Trust.....      532,313         0.500%
International Small Cap
  Trust........................      687,203         0.482%
Emerging Small Company Trust...    1,398,740         0.500%
Pilgrim Baxter Growth Trust....      521,202         0.450%
Small/Mid Cap Trust............    1,588,282         0.505%
International Stock Trust......      978,062         0.508%
Worldwide Growth Trust.........      130,391         0.400%
Global Equity Trust............    4,849,996         0.529%
Small Company Value Trust......      538,775         0.464%
Equity Trust...................    7,936,946         0.517%
Growth Trust...................      939,386         0.414%
Quantitative Equity Trust......      951,016         0.465%
Equity Index Trust.............       64,053         0.150%
Blue Chip Growth Trust.........    4,666,354         0.542%
Real Estate Securities Trust...      760,356         0.460%
Value Trust....................    1,028,854         0.485%
International Growth and Income
  Trust........................    1,083,937         0.493%
Growth and Income Trust........   10,982,615         0.574%
Equity-Income Trust............    5,841,286         0.575%
Balanced Trust.................      991,604         0.467%
Aggressive Asset Allocation
  Trust........................      999,804         0.400%
High Yield Trust...............      686,353         0.458%
Moderate Asset Allocation
  Trust........................    2,862,446         0.468%
Conservative Asset Allocation
  Trust........................      859,355         0.437%
Strategic Bond Trust...........    2,027,856         0.494%
Global Government Bond Trust...      908,302         0.445%
Capital Growth Bond Trust......      251,142         0.425%
Investment Quality Bond
  Trust........................    1,089,328         0.440%
U.S. Government Securities
  Trust........................    1,352,268         0.450%
Money Market Trust.............    2,396,762         0.432%

     For the Trust's fiscal year ended December 31, 1998, Manulife Securities paid aggregate subadvisory fees of $34,729,206, allocated among the Portfolios as follows:

                                                  % OF AVERAGE
PORTFOLIO                         $ AMOUNT      ANNUAL NET ASSETS
---------                        -----------    -----------------
Pacific Rim Emerging Markets
  Trust........................  $   100,909         0.400%
Science & Technology Trust.....      638,775         0.600%
International Small Cap
  Trust........................      880,024         0.618%
Emerging Small Company Trust...    1,538,613         0.550%
Pilgrim Baxter Growth Trust....      694,939         0.600%
Small/Mid Cap Trust............    1,556,064         0.495%
International Stock Trust......    1,041,875         0.542%
Worldwide Growth Trust.........      195,586         0.600%
Global Equity Trust............    3,406,519         0.371%
Small Company Value Trust......      679,834         0.586%
Equity Trust...................    3,567,981         0.233%
Growth Trust...................      991,056         0.436%
Quantitative Equity Trust......      480,575         0.235%
Equity Index Trust.............       42,702         0.100%
Blue Chip Growth Trust.........    3,298,442         0.383%
Real Estate Securities Trust...      397,010         0.240%
Value Trust....................      666,493         0.315%
International Growth and Income
  Trust........................    1,003,054         0.457%
Growth and Income Trust........    3,370,654         0.176%
Equity-Income Trust............    2,280,428         0.225%
Balanced Trust.................      707,971         0.333%
Aggressive Asset Allocation
  Trust........................      874,869         0.350%
High Yield Trust...............      474,278         0.317%
Moderate Asset Allocation
  Trust........................    1,722,708         0.282%
Conservative Asset Allocation
  Trust........................      613,727         0.313%
Strategic Bond Trust...........    1,150,170         0.281%
Global Government Bond Trust...      723,763         0.355%
Capital Growth Bond Trust......      132,958         0.225%
Investment Quality Bond
  Trust........................      521,489         0.210%
U.S. Government Securities
  Trust........................      600,677         0.200%
Money Market Trust.............      375,063         0.068%

     The following is a schedule of the fees and expenses that each Portfolio paid for the fiscal year ended December 31, 1998, including the advisory fee (as an annual percentage of the current value of the net assets that each of these Portfolios currently is obligated to pay to Manulife Securities under the Current Advisory Agreement):

                         ANNUAL FUND OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
                    FOR FISCAL YEAR ENDED DECEMBER 31, 1998

                                                       OTHER        TOTAL ANNUAL
PORTFOLIO                           ADVISORY FEE     EXPENSES*   OPERATING EXPENSES
---------                          ---------------   ---------   ------------------
Pacific Rim Emerging Markets
  Trust..........................      0.850%          0.36%           1.21%
Science & Technology Trust.......      1.100%          0.11%           1.21%
International Small Cap Trust....      1.100%          0.15%           1.25%
Emerging Small Company Trust.....      1.050%          0.05%           1.10%
Pilgrim Baxter Growth Trust......      1.050%          0.09%           1.14%
Small/Mid Cap Trust..............      1.000%          0.04%           1.04%
International Stock Trust........      1.050%          0.20%           1.25%
Worldwide Growth Trust...........      1.000%          0.21%           1.21%
Global Equity Trust..............      0.900%          0.11%           1.01%
Small Company Value Trust........      1.050%          0.18%           1.23%
Equity Trust.....................      0.750%          0.05%           0.80%
Growth Trust.....................      0.850%          0.05%           0.90%
Quantitative Equity Trust........      0.700%          0.06%           0.76%
Equity Index Trust...............      0.250%          0.30%**         0.55%**
Blue Chip Growth Trust...........      0.925%          0.04%           0.97%
Real Estate Securities Trust.....      0.700%          0.06%           0.76%
Value Trust......................      0.800%          0.05%           0.85%
International Growth and Income
  Trust..........................      0.950%          0.21%           1.16%
Growth and Income Trust..........      0.750%          0.04%           0.79%
Equity-Income Trust..............      0.800%          0.05%           0.85%
Balanced Trust...................      0.800%          0.07%           0.87%
Aggressive Asset Allocation
  Trust..........................      0.750%          0.13%           0.88%
High Yield Trust.................      0.775%          0.06%           0.84%
Moderate Asset Allocation
  Trust..........................      0.750%          0.14%           0.89%
Conservative Asset Allocation
  Trust..........................      0.750%          0.09%           0.84%
Strategic Bond Trust.............      0.775%          0.07%           0.85%
Global Government Bond Trust.....      0.800%          0.14%           0.94%
Capital Growth Bond Trust........      0.650%          0.07%           0.72%
Investment Quality Bond Trust....      0.650%          0.07%           0.72%
U.S. Government Securities
  Trust..........................      0.650%          0.07%           0.72%
Money Market Trust...............      0.500%          0.05%           0.55%
Lifestyle Aggressive 1000
  Trust..........................  No Advisory Fee     1.13%***        1.13%***

                                                       OTHER        TOTAL ANNUAL
PORTFOLIO                           ADVISORY FEE     EXPENSES*   OPERATING EXPENSES
---------                          ---------------   ---------   ------------------
Lifestyle Growth 820 Trust.......  No Advisory Fee     1.02%***        1.02%***
Lifestyle Balanced 640 Trust.....  No Advisory Fee     0.94%***        0.94%***
Lifestyle Moderate 460 Trust.....  No Advisory Fee     0.85%***        0.85%***
Lifestyle Conservative 280
  Trust..........................  No Advisory Fee     0.75%***        0.75%***

---------------
  * Other Expenses include custody fees, registration fees, legal fees, audit fees, trustees' fees, insurance fees and other miscellaneous expenses. Advisory fees are reduced or Manulife Securities reimburses the Trust if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) applicable to a Portfolio exceeds a specified annual rate. These expense limitations continue in effect from year to year unless terminated by Manulife Securities at any year end upon 30 days' notice to the Trust.

** After reimbursement, for the fiscal year ended December 31, 1998, "Other Expenses" and "Total Annual Operating Expenses" were 0.15% and 0.40%, respectively, for the Equity Index Trust.

*** Includes expenses of the underlying Portfolios. Manulife Securities has voluntarily agreed to pay the expenses of each Lifestyle Trust (other than the expenses of the underlying Portfolios). This voluntary expense reimbursement may be terminated at any time. After reimbursement, for the fiscal year ended December 31, 1998, "Other Expenses" and "Total Annual Operating Expenses" were 1.11%, 1.00%, 0.92%, 0.83% and 0.72%, respectively, for the Lifestyle Aggressive 1000 Trust, the Lifestyle Growth 820 Trust, the Lifestyle Balanced 640 Trust, the Lifestyle Moderate 460 Trust and the Lifestyle Conservative 280 Trust.

     The following is a schedule of the fees and expenses that each Portfolio can expect to incur under the Amended Advisory Agreement:

                                   PRO FORMA
                         ANNUAL FUND OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                  (UNAUDITED)



                                                       OTHER        TOTAL ANNUAL
PORTFOLIO                           ADVISORY FEE     EXPENSES*   OPERATING EXPENSES
---------                          ---------------   ---------   ------------------
Pacific Rim Emerging Markets
  Trust..........................      0.850%          0.36%            1.21%
Science & Technology Trust.......      1.100%          0.11%            1.21%
International Small Cap Trust....      1.100%          0.15%            1.25%
Emerging Small Company Trust.....      1.050%          0.05%            1.10%
Pilgrim Baxter Growth Trust......      1.000%          0.09%            1.09%
Small/Mid Cap Trust..............      0.950%          0.04%            0.99%
International Stock Trust........      1.050%          0.20%            1.25%
Worldwide Growth Trust...........      1.000%          0.21%            1.21%
Global Equity Trust..............      0.900%          0.11%            1.01%
Small Company Value Trust........      1.050%          0.18%            1.23%
Equity Trust.....................      0.850%          0.05%            0.90%
Growth Trust.....................      0.850%          0.05%            0.90%
Quantitative Equity Trust........      0.700%          0.06%            0.76%
Equity Index Trust...............      0.250%          0.30%            0.55%
Blue Chip Growth Trust...........      0.875%          0.04%            0.92%
Real Estate Securities Trust.....      0.700%          0.06%            0.76%
Value Trust......................      0.800%          0.05%            0.85%
International Growth and Income
  Trust..........................      0.950%          0.21%            1.16%
Growth and Income Trust..........      0.750%          0.04%            0.79%
Equity-Income Trust..............      0.875%          0.05%            0.93%
Balanced Trust...................      0.800%          0.07%            0.87%
Aggressive Asset Allocation
  Trust..........................      0.875%          0.13%            1.01%
High Yield Trust.................      0.775%          0.06%            0.84%
Moderate Asset Allocation
  Trust..........................      0.800%          0.14%            0.94%
Conservative Asset Allocation
  Trust..........................      0.750%          0.09%            0.84%
Strategic Bond Trust.............      0.775%          0.07%            0.86%
Global Government Bond Trust.....      0.800%          0.14%            0.94%
Capital Growth Bond Trust........      0.650%          0.07%            0.72%
Investment Quality Bond Trust....      0.650%          0.07%            0.72%
U.S. Government Securities
  Trust..........................      0.650%          0.07%            0.72%
Money Market Trust...............      0.500%          0.05%            0.55%
Lifestyle Aggressive 1000
  Trust..........................  No Advisory Fee     1.13%            1.13%
Lifestyle Growth 820 Trust.......  No Advisory Fee     1.03%            1.03%

                                                       OTHER        TOTAL ANNUAL
PORTFOLIO                           ADVISORY FEE     EXPENSES*   OPERATING EXPENSES
---------                          ---------------   ---------   ------------------
Lifestyle Balanced 640 Trust.....  No Advisory Fee     0.95%            0.95%
Lifestyle Moderate 460 Trust.....  No Advisory Fee     0.86%            0.86%
Lifestyle Conservative 280
  Trust..........................  No Advisory Fee     0.76%            0.76%

---------------
 * Other Expenses include custody fees, registration fees, legal fees, audit fees, trustees' fees, insurance fees and other miscellaneous expenses. Advisory fees are reduced or Manulife Securities reimburses the Trust if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) applicable to a portfolio exceeds a specified annual rate. See "Proposal 1 --Termination of Expense Limitations." These expense limitations would continue in effect until terminated by Manulife Securities on notice to the Trust.

     The advisory fees payable under the Amended Advisory Agreement are identical or lower than the advisory fees payable under the Current Advisory Agreement, except with respect to the Moderate Asset Allocation Trust, the Equity Trust, the Aggressive Asset Allocation Trust and the Equity-Income Trust.

     Moderate Asset Allocation Trust. The advisory fee that the Moderate Asset Allocation Trust is currently obligated to pay Manulife Securities is 0.750%. Pursuant to the Amended Advisory Agreement, the advisory fee would increase from 0.750% to 0.800%. Thus, the Moderate Asset Allocation Trust's advisory fee payable under the Amended Advisory Agreement would increase by 0.050%.

     For the Trust's fiscal year ended December 31, 1998, the Moderate Asset Allocation Trust paid an advisory fee to Manulife Securities in the amount of $4,588,154. If the Amended Advisory Agreement had been in effect for the fiscal year ended December 31, 1998, the Moderate Asset Allocation Trust would have paid an advisory fee to Manulife Securities in the amount of $4,890,830.

     Equity Trust. The advisory fee that the Equity Trust is currently obligated to pay Manulife Securities is 0.750%. Pursuant to the Amended Advisory Agreement, the advisory fee would increase from 0.750% to 0.850%. Thus, the Equity Trust's advisory fee payable under the Amended Advisory Agreement would increase by 0.100%.

     For the Trust's fiscal year ended December 31, 1998, the Equity Trust paid an advisory fee to Manulife Securities in the amount of $11,504,927. If the Amended Advisory Agreement had been in effect for the fiscal year ended December 31, 1998, the Equity Trust would have paid an advisory fee to Manulife Securities in the amount of $13,038,917.

     Aggressive Asset Allocation Trust. The advisory fee that the Aggressive Asset Allocation Trust is currently obligated to pay Manulife Securities is 0.750%. Pursuant to the Amended Advisory Agreement, the advisory fee would increase from 0.750% to 0.875%. Thus, the Aggressive Asset Allocation Trust's advisory fee payable under the Amended Advisory Agreement would increase by 0.125%.

     For the Trust's fiscal year ended December 31, 1998, the Aggressive Asset Allocation Trust paid an advisory fee to Manulife Securities in the amount of $1,874,673. If the Amended Advisory Agreement had been in effect for the fiscal year ended December 31, 1998, the Aggressive Asset Allocation Trust would have paid an advisory fee to Manulife Securities in the amount of $2,187,119.

     Equity-Income Trust. The advisory fee that the Equity-Income Trust is currently obligated to pay Manulife Securities is 0.800%. Pursuant to the Amended Advisory Agreement, the advisory fee would increase from 0.800% to 0.875%. Thus, the Equity-Income Trust's advisory fee payable under the Amended Advisory Agreement would increase by 0.075%.

     For the Trust's fiscal year ended December 31, 1998, the Equity-Income Trust paid an advisory fee to Manulife Securities in the amount of $8,121,714. If the Amended Advisory Agreement had been in effect for the fiscal year ended December 31, 1998, the Equity-Income Trust would have paid an advisory fee to Manulife Securities in the amount of $8,883,124.


     EXAMPLES: The following actual and pro forma Examples are intended to help you compare the cost of investing in each of the Portfolios with the cost of investing in other mutual fund portfolios. The Examples assume that you invest $10,000 in a particular Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that such Portfolio's operating expense levels remain the same as set forth in the corresponding expense table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              SHAREHOLDER EXPENSES


                                  (UNAUDITED)




                                               ONE     THREE    FIVE      TEN
PORTFOLIO                                      YEAR    YEARS    YEARS    YEARS
---------                                      ----    -----    -----    -----
Pacific Rim Emerging Markets Trust...........  123      384      665     1466
Science & Technology Trust...................  123      384      665     1466
International Small Cap Trust................  127      397      686     1511
Emerging Small Company Trust.................  112      350      606     1340
Pilgrim Baxter Growth Trust..................  116      362      628     1386
Small/Mid Cap Trust..........................  106      331      574     1271
International Stock Trust....................  127      397      686     1511
Worldwide Growth Trust.......................  123      384      665     1466
Global Equity Trust..........................  103      322      558     1236
Small Company Value Trust....................  125      390      676     1489
Equity Trust.................................   82      255      444      990
Growth Trust.................................   92      287      498     1108
Quantitative Equity Trust....................   78      243      422      942
Equity Index Trust...........................   56      176      307      689
Blue Chip Growth Trust.......................   99      309      536     1190
Real Estate Securities Trust.................   78      243      422      942
Value Trust..................................   87      271      471     1049
International Growth and Income Trust........  118      368      638     1409
Growth and Income Trust......................   81      252      439      978
Equity-Income Trust..........................   87      271      471     1049
Balanced Trust...............................   89      278      482     1073
Aggressive Asset Allocation Trust............   90      281      488     1084
High Yield Trust.............................   86      268      466     1037
Moderate Asset Allocation Trust..............   91      284      493     1096
Conservative Asset Allocation Trust..........   86      268      466     1037
Strategic Bond Trust.........................   87      271      471     1049
Global Government Bond Trust.................   96      300      520     1155
Capital Growth Bond Trust....................   74      230      401      894
Investment Quality Bond Trust................   74      230      401      894
U.S. Government Securities Trust.............   74      230      401      894
Money Market Trust...........................   56      176      307      689
Lifestyle Aggressive 1000 Trust..............  115      359      622     1375
Lifestyle Growth 820 Trust...................  109      340      590     1306
Lifestyle Balanced 640 Trust.................   98      306      531     1178
Lifestyle Moderate 460 Trust.................   89      278      482     1073
Lifestyle Conservative 280 Trust.............   76      237      411      918

                                   PRO FORMA


                             SHAREHOLDER EXPENSES*


                                  (UNAUDITED)





                                               ONE     THREE    FIVE      TEN
PORTFOLIO                                      YEAR    YEARS    YEARS    YEARS
---------                                      ----    -----    -----    -----
Pacific Rim Emerging Markets Trust...........  123      384      665     1466
Science & Technology Trust...................  123      384      665     1466
International Small Cap Trust................  127      397      686     1511
Emerging Small Company Trust.................  112      350      606     1340
Pilgrim Baxter Growth Trust..................  111      347      601     1329
Small/Mid Cap Trust..........................  101      315      547     1213
International Stock Trust....................  127      397      686     1511
Worldwide Growth Trust.......................  123      384      665     1466
Global Equity Trust..........................  103      322      558     1236
Small Company Value Trust....................  125      390      676     1489
Equity Trust.................................   92      287      498     1108
Growth Trust.................................   92      287      498     1108
Quantitative Equity Trust....................   78      243      422      942
Equity Index Trust...........................   56      176      307      689
Blue Chip Growth Trust.......................   94      293      509     1131
Real Estate Securities Trust.................   78      243      422      942
Value Trust..................................   87      271      471     1049
International Growth and Income Trust........  118      368      638     1409
Growth and Income Trust......................   81      252      439      978
Equity-Income Trust..........................   94      295      512     1137
Balanced Trust...............................   89      278      482     1073
Aggressive Asset Allocation Trust............  103      320      555     1230
High Yield Trust.............................   86      268      466     1037
Moderate Asset Allocation Trust..............   96      300      520     1155
Conservative Asset Allocation Trust..........   86      268      466     1037
Strategic Bond Trust.........................   87      271      471     1049
Global Government Bond Trust.................   96      300      520     1155
Capital Growth Bond Trust....................   74      230      401      894
Investment Quality Bond Trust................   74      230      401      894
U.S. Government Securities Trust.............   74      230      401      894
Money Market Trust...........................   56      176      307      689
Lifestyle Aggressive 1000 Trust..............  115      359      622     1375
Lifestyle Growth 820 Trust...................  105      328      569     1259
Lifestyle Balanced 640 Trust.................   97      303      325     1166
Lifestyle Moderate 460 Trust.................   88      274      477     1061
Lifestyle Conservative 280 Trust.............   78      243      422      942


---------------

* Reflects expenses an investor can expect to incur under the Amended Advisory Agreement.

THE EXAMPLES ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE EXAMPLES SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RETURN OF SHARES OF A PORTFOLIO; ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. There can be no assurance that the foregoing pro forma expense ratios would have been the actual expense ratios for the Portfolios had the Amended Advisory Agreement been in effect for the period indicated above, or that the foregoing pro forma expense ratios reflect the actual expense ratios that will be incurred by the Portfolios indicated above if the Amended Advisory Agreement is approved. The purpose of these tables is to assist investors in understanding the expenses an investor in each of the Portfolios will bear. The variable contracts issued by Manulife North America, Manulife New York, Manufacturers America and Manufacturers U.S.A. provide for charges not reflected in the above tables.


PAYMENTS TO AFFILIATE OF THE ADVISER


     Manufacturers Adviser Corporation ("MAC"), a Colorado corporation, is the subadviser to the Pacific Rim Emerging Markets Trust, the Money Market Trust, the Capital Growth Bond Trust, the Quantitative Equity Trust, the Real Estate Securities Trust, the Equity Index Trust and the Lifestyle Trusts. MAC is an indirect wholly-owned subsidiary of Manulife Financial and is an affiliate of the Adviser (other than by reason of serving as a subadviser to a portfolio).


     As compensation for its services, MAC receives fees from the Adviser computed separately for each portfolio for which MAC is the subadviser. For the year ended December 31, 1998, the Adviser paid to MAC aggregate subadvisory fees of $1,529,217, allocated as follows:

                                                  % OF AVERAGE
PORTFOLIO                            $ AMOUNT   ANNUAL NET ASSETS
---------                            --------   -----------------
Pacific Rim Emerging Markets
  Trust............................  $100,909         0.400%
Money Market Trust.................  $375,063         0.068%
Capital Growth Bond Trust..........  $132,958         0.225%
Quantitative Equity Trust..........  $480,575         0.235%
Real Estate Securities Trust.......  $397,010         0.240%
Equity Index Trust.................  $ 42,702         0.100%
Lifestyle Aggressive 1000 Trust....       N/A           N/A
Lifestyle Growth 820 Trust.........       N/A           N/A
Lifestyle Balanced 640 Trust.......       N/A           N/A
Lifestyle Moderate 460 Trust.......       N/A           N/A
Lifestyle Moderate 280 Trust.......       N/A           N/A

DURATION AND TERMINATION

     The Current Advisory Agreement was most recently submitted to and approved by shareholders of the Trust at a meeting of the shareholders held on

December 5, 1995. This approval occurred in connection with the change of control of the Adviser as a result of the merger of North American Life Assurance Company, the former ultimate controlling parent company of Manulife Securities, and The Manufacturers Life Insurance Company, the current controlling parent company of Manulife Securities, on January 1, 1996.

     If shareholder approval of the proposed amendments is received, the Amended Advisory Agreement will become effective on May 1, 1999. The initial term of the Amended Advisory Agreement will continue until May 1, 2001, and thereafter will continue in effect for successive annual periods provided such continuance is approved at least annually by (1) a majority of the Trustees of the Trust or the holders of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act); and (2) a majority of the Disinterested Trustees.

LIMITATION OF LIABILITY

     The Amended Advisory Agreement is identical to the Current Advisory Agreement and provides that no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall their private property be held for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of the Trust or any Portfolio. Only the assets belonging to the Trust or to a particular Portfolio with respect to which such obligation or claim arose, shall be liable.

EVALUATION BY THE BOARD OF TRUSTEES


     At its meeting held on March 26, 1999, the Board of Trustees, including all of the Disinterested Trustees (with the advice and assistance of independent legal counsel), approved the Amended Advisory Agreement and recommends that shareholders approve such agreement.



     In connection with the approval of the Amended Advisory Agreement, including the advisory fee increases for the Moderate Asset Allocation Trust, the Equity Trust, the Aggressive Asset Allocation Trust and the Equity-Income Trust, the Board considered numerous factors, including: (i) the nature, quality and scope of the services provided by Manulife Securities; (ii) performance information regarding the Trust Portfolios relative to funds with similar objectives and policies; (iii) performance information regarding the Trust Portfolios; (iv) the cost and expected profitability to Manulife Securities of providing portfolio management services to the Trust Portfolios; (v) the proposed advisory fee and expense ratio for each of the Trust Portfolios in relation to the fees and expense ratios of other comparable investment companies; and (vi) the recommendation of Manulife Securities that the advisory fees for the Moderate Asset Allocation Trust, the Equity Trust, the Aggressive Asset Allocation Trust and the Equity-Income Trust be increased to be within the range of other similarly managed investment companies (based on the proposed new investment objec-tives and/or policies for the Moderate Asset Allocation Trust, the Equity Trust and the Aggressive Asset Allocation Trust).


     In connection with these primary considerations, the Board of Trustees also considered the benefits to Manulife Securities of its relationship with the Trust and the commitment of Manulife Securities to maintain the high quality of the services it provides to the Trust.

MANAGEMENT OF THE ADVISER

     Manulife Securities, the successor to NASL Financial Services, Inc., is a Delaware limited liability company whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108. Manulife Securities is a subsidiary of Manulife North America, the ultimate parent of which is Manulife Financial, a Canadian mutual life insurance company based in Toronto, Canada. Manulife Securities is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and as a broker-dealer under the Securities and Exchange Act of 1934, and it is a member of the National Association of Securities Dealers, Inc. (the "NASD"). Manulife Securities does not serve as investment adviser to any other investment company.

     The table below provides information regarding the directors and executive officers of The Manufacturers Life Insurance Company of North America, the controlling and managing member of Manulife Securities.

                                                                  POSITION WITH
NAME AND PRINCIPAL                                           MANULIFE NORTH AMERICA*
BUSINESS ADDRESS               POSITION WITH THE TRUST       AND PRINCIPAL OCCUPATION
------------------             -----------------------       ------------------------
John D. Richardson           Trustee                         Director of Manulife
200 Bloor Street East                                        North America; Senior
Toronto, Ontario                                             Executive Vice President
Canada M4W-1E5                                               and General Manager,
                                                             U.S. Operations,
                                                             Manulife Financial

John D. DesPrez III          President of the Trust          Director and Chairman of
73 Tremont Street                                            the Board, Manulife
Boston, MA 02108                                             North America; Executive
                                                             Vice President, U.S.
                                                             Operations, Manulife
                                                             Financial

Theodore F. Kilkuskie, Jr.                                   Director and President
73 Tremont Street
Boston, MA 02108

Robert Boyda                                                 Vice President,
73 Tremont Street                                            Investment Management
Boston, MA 02108                                             Services




                                                                  POSITION WITH
NAME AND PRINCIPAL                                           MANULIFE NORTH AMERICA*
BUSINESS ADDRESS               POSITION WITH THE TRUST       AND PRINCIPAL OCCUPATION
------------------             -----------------------       ------------------------
James Boyle                  Treasurer of the Trust          Vice President,
73 Tremont Street                                            Institutional Markets,
Boston, MA 02108                                             Manulife Financial

James D. Gallagher           Secretary of the Trust          Vice President,
73 Tremont Street                                            Secretary and General
Boston, MA 02108                                             Counsel; Vice President,
                                                             Legal Services, Manulife
                                                             Financial

Cindy Granata                                                Vice President,
116 Huntington Avenue                                        Information Systems
Boston, MA 02116

Bill Hayward                                                 Vice President,
116 Huntington Avenue                                        Administration
Boston, MA 02116

David W. Libbey                                              Vice President,
73 Tremont Street                                            Treasurer and Chief
Boston, MA 02108                                             Financial Officer

Hugh McHaffie                                                Vice President, U.S.
116 Huntington Avenue                                        Annuities and Product
Boston, MA 02116                                             Development

Janet Sweeney                                                Vice President,
73 Tremont Street                                            Corporate Services;
Boston, MA 02108                                             Vice President,
                                                             Human Resources,
                                                             U.S. Operations,
                                                             Manulife Financial

John G. Vrysen                                               Vice President and Chief
73 Tremont Street                                            Actuary, Manulife North
Boston, MA 02108                                             America; Vice President,
                                                             Chief Financial Officer,
                                                             U.S. Operations,
                                                             Manulife Financial


---------------
* Each officer of Manulife North America serves until his successor is chosen and qualified or until he sooner dies, resigns, is removed or becomes disqualified.

PORTFOLIO BROKERAGE

     Pursuant to the subadvisory agreements, the subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The subadvisers have no formula for the distribution of the Trust's brokerage business; rather, they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable portfolio of the Trust. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

  Selection of Brokers or Dealers to Effect Trades

     In selecting brokers/dealers through whom to effect transactions, the subadvisers will give consideration to a number of factors, including:

     - price, dealer spread or commission, if any,

     - the reliability, integrity and financial condition of the broker-dealer,

     - size of the transaction,

     - difficulty of execution, and

     - brokerage and research services provided.

     Consideration of these factors by a subadviser, either in terms of a particular transaction or the subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the subadviser, could result in the applicable portfolio of the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker/dealer might have charged for executing the same transaction.

  Soft Dollar Considerations

     In selecting brokers or dealers, the subadvisers will also give consideration to the value and quality of any research, statistical, quotation or valuation services provided by the broker or dealer. In placing a purchase or sale order, a subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the subadviser. A subadviser may receive products or research that are used for both research and other purposes, such as administration or marketing. In such case, the subadviser will make a good faith determination as to the position attributable to research. Only the portion attributable to research will be paid through Trust brokerage. The portion not attributable to research will be paid by the subadviser.

     Brokerage and research services provided by brokers or dealers include advice, either directly or through publication or writings, as to:

     - the value of securities,

     - the advisability of purchasing or selling securities,

     - the availability of securities or purchasers or sellers of securities, and

     - analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic factors and trends and (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadviser by or through a broker.

     To the extent research services are used by the subadvisers in rendering investment advice to the Trust, such services would tend to reduce the subadvisers' expenses. However, the subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisers from brokers/dealers executing transactions for the Trust will be available also for the benefit of other portfolios managed by the subadvisers.

     Sales Volume Considerations

     Consistent with the foregoing considerations and the Rules of Fair Practice of the NASD, sales of contracts for which the broker or dealer or an affiliate thereof is responsible may be considered as a factor in the selection of such brokers or dealers. A higher cost broker or dealer will not be selected, however, solely on the basis of sales volume, but will be selected in accordance with the criteria set forth above.

     Brokerage Commissions Paid to Affiliated Brokers


     During the year ended December 31, 1998, the following brokers may be deemed to have been affiliated brokers of the listed Portfolios.



BROKER                                PORTFOLIO                     EXPLANATION
------                                ---------                     -----------
Salomon Smith Barney Inc.     U.S. Government Securities  Affiliated broker due to the
                              Trust                       position of Salomon Brothers
                              Strategic Bond Trust        Asset Management Inc. as
                                                          subadviser to these portfolios.

J.P. Morgan Securities Inc.   International Growth and    Affiliated brokers due to the
J.P. Morgan Securities Ltd.   Income Trust                position of J.P. Morgan as
                                                          subadviser to this portfolio.

BROKER                                PORTFOLIO                     EXPLANATION
------                                ---------                     -----------
Dresdner Bank                 Global Government Bond      Affiliated broker due to the
                              Trust                       position of Oechsle
                                                          International Advisers, L.P. as
                                                          the subadviser to this
                                                          portfolio.

Fidelity Capital Markets      Equity Trust                Affiliated broker due to the
                              Conservative Asset          position of Fidelity Management
                              Allocation Trust            Trust Company as subadviser to
                              Moderate Asset Allocation   these portfolios.
                              Trust
                              Aggressive Asset
                              Allocation
                              Trust

Morgan Stanley & Co. Inc.     Global Equity Trust         Affiliated brokers due to the
Morgan Stanley International  Value Trust                 position of Morgan Stanley as
Dean Witter Reynolds          High Yield Trust            subadviser to the Global Equity
                                                          Trust and the position of Miller
                                                          Anderson & Sherrerd, LLP as
                                                          subadviser to the Value Trust
                                                          and the High Yield Trust.

Fred Alger & Company Inc.     Small/Mid Cap Trust         Affiliated broker due to the
                                                          position of Fred Alger
                                                          Management, Inc. as subadviser
                                                          to the Small/Mid Cap Trust.

Robert Fleming                International Stock Trust   Affiliated brokers due to the
Ord Minnet                                                position of Rowe Price-Fleming
                                                          International, Inc. as
                                                          subadviser to the International
                                                          Stock Trust.



     For the fiscal year ended December 31, 1998, the Trust paid brokerage commissions in connection with portfolio transactions of $11,980,539, including the following brokerage commissions paid to affiliated brokers in connection with the Global Equity Trust, the Small/Mid Cap Trust and the International Stock Trust:


                                                  YEAR ENDED
PORTFOLIO                                          12/31/98
---------                                         ----------
Global Equity Trust.............................  $   91,860
Small/Mid Cap Trust.............................  $1,029,644
International Stock Trust.......................  $    9,073

     For the year ended December 31, 1998, brokerage commissions were paid to Morgan Stanley & Co. Incorporated by the Global Equity Trust as follows:

                                          % OF PORTFOLIO'S
                                             BROKERAGE       % OF AGGREGATE
                                            COMMISSIONS        $ AMOUNT OF
                                            REPRESENTED       TRANSACTIONS
PORTFOLIO                   COMMISSIONS    FOR THE PERIOD    FOR THE PERIOD
---------                   -----------   ----------------   ---------------
Global Equity Trust.......  $   91,860          0.170%            0.030%

     For the year ended December 31, 1998, brokerage commissions were paid to Fred Alger & Company Incorporated by the Small/Mid Cap Trust as follows:

                                          % OF PORTFOLIO'S
                                             BROKERAGE       % OF AGGREGATE
                                            COMMISSIONS        $ AMOUNT OF
                                            REPRESENTED       TRANSACTIONS
PORTFOLIO                   COMMISSIONS    FOR THE PERIOD    FOR THE PERIOD
---------                   -----------   ----------------   ---------------
Small/Mid Cap Trust.......  $1,029,644         99.580%            0.050%

     For the year ended December 31, 1998, brokerage commissions were paid to Robert Fleming by the International Stock Trust as follows:

                                          % OF PORTFOLIO'S
                                             BROKERAGE       % OF AGGREGATE
                                            COMMISSIONS        $ AMOUNT OF
                                            REPRESENTED       TRANSACTIONS
PORTFOLIO                   COMMISSIONS    FOR THE PERIOD    FOR THE PERIOD
---------                   -----------   ----------------   ---------------
International Stock
  Trust...................    $8,658            3.320%            0.010%

     For the year ended December 31, 1998, brokerage commissions were paid to Ord Minnet by the International Stock Trust as follows:

                                          % OF PORTFOLIO'S
                                             BROKERAGE       % OF AGGREGATE
                                            COMMISSIONS        $ AMOUNT OF
                                            REPRESENTED       TRANSACTIONS
PORTFOLIO                   COMMISSIONS    FOR THE PERIOD    FOR THE PERIOD
---------                   -----------   ----------------   ---------------
International Stock
  Trust...................     $415             0.160%                0%

REQUIRED VOTE

     Approval of the Amended Advisory Agreement will require the affirmative vote of a majority of the outstanding voting securities of each Portfolio of the Trust.

     Shareholders of the Worldwide Growth Trust and the Capital Growth Bond Trust are also receiving a separate Prospectus/Proxy Statement in connection with the proposed transfer of all of the assets and liabilities of the Worldwide Growth Trust and the Capital Growth Bond Trust to the Global Equity Trust and the Investment Quality Bond Trust, respectively. If these transfers receive the necessary shareholder approval, the Worldwide Growth Trust and the Capital Growth Bond Trust will be merged with and into the Global Equity Trust and the Investment Quality Bond Trust, respectively, and effective May 1, 1999, the Worldwide Growth Trust and the Capital Growth Bond Trust will no longer be separate Portfolios of the Trust. However, shareholders of the Worldwide Growth Trust and the Capital Growth Bond Trust are being asked to vote on this Proposal 1.

     In the event that the proposed amendments to the Current Advisory Agreement are not approved at the Meeting, Manulife Securities will continue to act as the Adviser with respect to the Trust and the Portfolios under the Current

Advisory Agreement. THE BOARD HAS UNANIMOUSLY RECOMMENDED APPROVAL OF THE AMENDED ADVISORY AGREEMENT.

THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF
               EACH PORTFOLIO OF THE TRUST VOTE "FOR" PROPOSAL 1.

THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF
          THE MODERATE ASSET ALLOCATION TRUST VOTE "FOR" PROPOSAL 1A.

THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF
                    THE EQUITY TRUST VOTE "FOR" PROPOSAL 1B.

THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF
         THE AGGRESSIVE ASSET ALLOCATION TRUST VOTE "FOR" PROPOSAL 1C.

THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF
                THE EQUITY-INCOME TRUST VOTE "FOR" PROPOSAL 1D.

                                   PROPOSAL 2

              APPROVAL OF A CHANGE TO THE INVESTMENT OBJECTIVE OF
                    THE CONSERVATIVE ASSET ALLOCATION TRUST

     Effective May 1, 1999, Capital Guardian Trust Company ("CGTC") will replace Fidelity Management Trust Company ("FMTC") as subadviser to the Conservative Asset Allocation Trust. See "Information Statement -- New Subadvisory Agreement with Capital Guardian Trust Company." In connection with the Board's approval of this change in subadviser, the Board, including the Disinterested Trustees, has considered and unanimously approved (on the recommendation of the Adviser) changing the investment objective and certain non-fundamental policies of the Portfolio to reflect the investment strategies of CGTC. Based upon the foregoing, the Board also approved changing the name of the Conservative Asset Allocation Trust to the Diversified Bond Trust, effective May 1, 1999.

     The investment objective of the Portfolio is a fundamental policy which means that, under the 1940 Act, it may not be changed without the approval of shareholders of that Portfolio. There can be no assurance that the Portfolio will attain its investment objective.

     - The current investment objective of the Conservative Asset Allocation Trust is to obtain the highest total return consistent with a conservative level of risk tolerance.


     - If shareholders approve this Proposal 2, the Portfolio's investment objective instead will be to seek high total return as is consistent with the conservation of capital. As a result, the Portfolio would no longer invest in equity securities.



     The changes to the Portfolio's non-fundamental investment policies do not require shareholder approval. Such changes will be implemented upon the effectiveness of the change to the Portfolio's fundamental investment objective proposed above. Upon implementation of such changes, CGTC will seek to attain the Portfolio's investment objective by investing the Portfolio's assets in fixed-income securities, including up to 20% in fixed-income securities rated below investment grade. Lower rated fixed-income securities rated below investment grade are defined as securities rated Ba and below by Moody's Investors Services ("Moody's") and BB and below by Standard and Poor's Corporation ("Standard & Poor's") or, if unrated, determined by CGTC to be of comparable quality.


     The Portfolio will be subject to special risks as a result of its ability to invest in fixed-income securities. Fixed-income securities are generally subject to two principal types of risks: (1) interest rate risk and (2) credit quality risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities can generally be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities can generally be expected to decline. Fixed-income securities are also subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after the Portfolio has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Portfolio's investments. Investment grade fixed-income securities in the lowest rating category involve a higher degree of risk than fixed-income securities in the higher rated categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well.

     For temporary defensive purposes, the Portfolio will be able to invest all or a portion of its assets in cash and cash equivalents. This reserve position provides flexibility in meeting redemption requests and in the timing of new investments. In addition, this reserve position serves as a short-term defense during periods of unusual market conditions.

     The Portfolio will also be authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions" in the Trust's current Prospectus. However, it is not presently contemplated that any of these strategies will be used to a significant degree by the Portfolio. The Trust's current Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

     The Portfolio has a number of additional investment policies and restrictions that are described in the Trust's Statement of Additional Information.

REQUIRED VOTE

     Only shareholders of the Conservative Asset Allocation Trust will vote on this Proposal 2. Approval of the proposal to change the investment objective will require the affirmative vote of a majority of the outstanding voting securities of the Portfolio.

     If shareholders approve the proposed change to the Portfolio's investment objective, such change will become effective on May 1, 1999.

THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF
         THE CONSERVATIVE ASSET ALLOCATION TRUST VOTE "FOR" PROPOSAL 2.

                                   PROPOSAL 3

              APPROVAL OF A CHANGE TO THE INVESTMENT OBJECTIVE OF
                      THE MODERATE ASSET ALLOCATION TRUST

     Effective May 1, 1999 the Capital Guardian Trust Company ("CGTC") will replace Fidelity Management Trust Company ("FMTC") as subadviser to the Moderate Asset Allocation Trust. See "Information Statement -- New Subadvisory Agreement with Capital Guardian Trust Company." In connection with the Board's approval of this change in subadviser, the Board, including each of the Disinterested Trustees, has considered and unanimously approved (on the recommendation of the Adviser) changing the investment objective and certain non-fundamental policies of the Portfolio to reflect the proposed investment strategies of CGTC. Based upon the foregoing, the Board approved changing the name of the Moderate Asset Allocation Trust to the Income & Value Trust, effective May 1, 1999.

     The investment objective of the Portfolio is a fundamental policy which means that, under the 1940 Act, it may not be changed without the approval of shareholders of that Portfolio. There can be no assurance that the Portfolio will attain its investment objective.

     - The current investment objective of the Moderate Asset Allocation Trust is to obtain the highest total return consistent with a moderate level of risk tolerance.

     - If shareholders approve this Proposal 3, the Portfolio's investment objective instead will be to seek the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income. As a result, the Portfolio would place greater emphasis on conserving principal and long-term growth of capital than on obtaining the highest total return consistent with a moderate level of risk tolerance.

     The changes to the Portfolio's non-fundamental investment policies do not require shareholder approval. Such changes will be implemented upon the effectiveness of the change to the Portfolio's fundamental investment objective proposed above. Upon implementation of such changes, CGTC will seek to attain the Portfolio's investment objective by investing the Portfolio's assets in both equity and fixed-income securities. CGTC has full discretion to determine the allocation of assets between equity and fixed-income securities. Under normal circumstances, the Portfolio will invest between 25% and 75% of its assets in fixed-income securities unless CGTC determines that some other proportion would better serve the Portfolio's investment objective. The Portfolio may also invest in mortgage-backed and other asset-backed securities.

     The Portfolio will be subject to special risks as a result of its ability to invest in fixed-income securities. Fixed-income securities are generally subject to two principal types of risks: (1) interest rate risk and (2) credit quality risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline. Fixed-income securities are also subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after the Portfolio has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Portfolio's investments. Investments in lower rated fixed-income securities are riskier than portfolios that may invest in higher rated fixed-income securities.


     The Portfolio will also be subject to special risks as a result of its ability to invest in equity securities. Equity securities held by the Portfolio will be listed on national securities exchanges or in the national over-the-counter ("OTC") market (also known as NASDAQ) and may include American Depository Receipts ("ADRs"). Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of the Portfolio. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by the Portfolio could decline significantly if the financial condition of the companies it is invested in declines or if overall market and economic conditions deteriorate. Even investments in high quality or "blue chip" equity securities of established companies with large market capitalizations, which generally have strong financial conditions, can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.


     Investing in mortgage-backed and other asset-backed securities subjects the Portfolio to prepayment risk. Prepayments of underlying mortgages or pools of assets result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the Portfolio could make less money than expected or could lose money. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

     For temporary defensive purposes, the Portfolio will be able to invest all or a portion of its assets in fixed-income securities, cash and cash equivalents. This reserve position provides flexibility in meeting redemption requests and in the timing of new investments. In addition, this reserve position serves as a short-term defense during periods of unusual market conditions.

     The Portfolio will be authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions" in the Trust's current Prospectus. However, it is not presently contemplated that any of these strategies will be used to a significant degree by the Portfolio. The Trust's current Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

     The Portfolio has a number of additional investment policies and restrictions that are described in the Trust's Statement of Additional Information.

REQUIRED VOTE

     Only shareholders of the Moderate Asset Allocation Trust will vote on this Proposal 3. Approval of the proposal to change the Portfolio's investment objective will require the affirmative vote of a majority of the outstanding voting securities of the Portfolio.

     If shareholders approve the proposed change to the Portfolio's investment objective, such change will become effective on May 1, 1999.

THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF
           THE MODERATE ASSET ALLOCATION TRUST VOTE "FOR" PROPOSAL 3.

                                   PROPOSAL 4

              APPROVAL OF A CHANGE TO THE INVESTMENT OBJECTIVE OF
                     THE AGGRESSIVE ASSET ALLOCATION TRUST


     Effective May 1, 1999, Fidelity Management Trust Company ("FMTC"), the subadviser to the Aggressive Asset Allocation Trust, proposes to change the manner in which it manages the Portfolio. The Board, including the Disinterested Trustees, has considered and unanimously approved (on the recommendation of the Adviser) changing the investment objective and certain non-fundamental policies of the Portfolio to reflect the proposed investment strategies of FMTC. Based upon the foregoing, the Board also approved changing the name of the Portfolio to the Large Cap Growth Trust, effective May 1, 1999. In connection with the change in investment objective, the Board approved a new subadvisory agreement with FMTC (see "Information Statement -- New Subadvisory Agreement with Fidelity Management Trust Company").


     The investment objective of the Portfolio is a fundamental policy which means that, under the 1940 Act, it may not be changed without the approval of shareholders of that Portfolio. There can be no assurance that the Portfolio will attain its investment objective.

     - The current investment objective of the Aggressive Asset Allocation Trust is to obtain the highest total return consistent with an aggressive level of risk tolerance.

     - If shareholders approve this Proposal 4, the Portfolio's investment objective instead will be to seek long-term growth of capital. As a result, the Portfolio would place greater emphasis on seeking long-term growth of capital than on obtaining the highest total return consistent with an aggressive level of risk tolerance.


     The changes to the Portfolio's non-fundamental investment policies do not require shareholder approval. Such changes will be implemented upon the effectiveness of the change to the Portfolio's fundamental investment objective proposed above. Upon implementation of such changes, FMTC will normally invest the Portfolio's assets primarily in common stocks. FMTC will normally invest at least 65% of the Portfolio's total assets in securities of companies with large market capitalizations. FMTC will define companies with "large market capitalizations" as those with market capitalizations of $1 billion or more at the time of the Portfolio's investment. Companies whose capitalization falls below this level after purchase continue to be considered to have a large market capitalization for purposes of the 65% policy. FMTC may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers. FMTC will not be constrained by any particular investment style. At any given time, FMTC may tend to buy "growth" stocks or "value" stocks or a combination of both types. In buying and selling securities for the Portfolio, FMTC will rely on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered will include growth potential, earnings estimates and management.


     The Portfolio will be subject to special risks as a result of its ability to invest in equity securities. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of the Portfolio. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by the Portfolio could decline significantly if the financial condition of the companies it is invested in declines or if overall market and economic conditions deteriorate. Even investments in high quality or "blue chip" equity securities of established companies with large market capitalizations, which generally have strong financial conditions, can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.


     The Portfolio will also be subject to special risks as a result of its ability to invest in foreign securities. Investments in foreign securities may cause the Portfolio to lose money when converting instruments from foreign currencies into U.S. dollars. Investments in foreign securities also may subject the Portfolio to the political or economic conditions of the foreign country and the risk that the company issuing the security may be nationalized. These conditions could cause the Portfolio's investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Moreover, if a company is nationalized, the value of the company's securities could decrease in value or even become worthless. In addition, foreign countries, especially emerging market countries, may also have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a portfolio, FMTC may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S. Foreign countries, especially emerging market countries, also often have problems associated with the removal of proceeds of investments from a foreign country and the settlement of sales. Currency control restrictions may prevent or delay the Portfolio from taking money out of the country or may impose additional taxes on money removed from the country, and settlement of sales problems could cause the Portfolio to suffer a loss if a security to be sold declines in value while settlement of sale is delayed.

     For temporary defensive purposes, the Portfolio will be able to invest all or a portion of its assets in bonds, preferred stocks, repurchase agreements, cash and cash equivalents denominated in either U.S. dollars or foreign currencies. This reserve position provides flexibility in meeting redemption requests and in the timing of new investments. In addition, this reserve position serves as a short-term defense during periods of unusual market conditions. During unusual market conditions, the Portfolio may also temporarily use a different investment strategy for defensive purposes. If FMTC uses a temporary defensive policy, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.


     The Portfolio will be authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions" in the Trust's current Prospectus. The Trust's current Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

     The Portfolio has a number of additional investment policies and restrictions that are described in the Trust's Statement of Additional Information.

REQUIRED VOTE

     Only shareholders of the Aggressive Asset Allocation Trust will vote on this Proposal 4. Approval of the proposed change to the Portfolio's investment objective will require the affirmative vote of a majority of the outstanding voting securities of the Portfolio.

     If shareholders approve the proposed change to the Portfolio's investment objective, such change will become effective on May 1, 1999.

THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF
          THE AGGRESSIVE ASSET ALLOCATION TRUST VOTE "FOR" PROPOSAL 4.

                                   PROPOSAL 5

              APPROVAL OF A CHANGE TO THE INVESTMENT OBJECTIVE OF
                        THE EMERGING SMALL COMPANY TRUST

     Effective May 1, 1999, Franklin Advisers, Inc. ("Franklin Advisers") will replace Warburg Pincus Asset Management, Inc. ("Warburg") as subadviser to the Emerging Small Company Trust. See "Information Statement -- New Subadvisory Agreement with Franklin Advisers, Inc." In connection with the Board's approval of this change in subadviser, the Board, including the Disinterested Trustees, has considered and unanimously approved (on the recommendation of the Adviser) changing the investment objective and certain non-fundamental policies of the Portfolio to reflect the investment strategies of Franklin Advisers.

     The investment objective of the Portfolio is a fundamental policy which means that, under the 1940 Act, it may not be changed without the approval of shareholders of that Portfolio. There can be no assurance that the Portfolio will attain its investment objective.

     - The current investment objective of the Emerging Small Company Trust is maximum capital appreciation.

     - If shareholders approve this Proposal 5, the Portfolio's investment objective instead will be to seek long-term growth of capital.

     The changes to the Portfolio's non-fundamental investment policies do not require shareholder approval. Such changes will be implemented upon the effectiveness of the change to the Portfolio's fundamental investment objective proposed above. Upon implementation of such changes, Franklin Advisers will seek to attain the Portfolio's investment objective by investing, under normal market conditions, at least 65% of the Portfolio's total assets in equity securities of small capitalization ("small cap") growth companies. In general, companies in which the Portfolio invests will have market cap values (share price times the number of common stock shares outstanding) of less than $1.5 billion at the time of purchase. The securities of small cap companies are traded on the New York Stock Exchange, the American Stock Exchange and in the over-the-counter market. Equity securities also include common stocks, preferred stocks, securities convertible into common stocks and warrants for the purchase of common stocks.

     The Portfolio may invest up to 35% (measured at the time of purchase) of its total assets in any combination of the following if such investment presents a favorable investment opportunity consistent with the Portfolio's investment goal: (i) equity securities of larger capitalization companies which Franklin Advisers believes have the strong growth potential and (ii) relatively well-known, larger companies in mature industries which Franklin Advisers believes have the potential for capital appreciation.

     The Portfolio may invest up to 25% of its total assets in foreign securities, including those of developing or undeveloped markets, and sponsored or unsponsored American, European and Global Depository Receipts. The Portfolio, however, currently intends to limit its investments in foreign securities to 10% of its total assets.


     The Portfolio may invest up to 10% of its total assets in real estate investment trusts ("REITs"). In addition, the Portfolio may invest up to 5% of its total assets in corporate debt securities that Franklin Advisers believes have the potential for capital appreciation as a result of improvements in the creditworthiness of the issuer. Corporate debt securities may include bonds, notes and debentures. The Portfolio may invest in both rated and unrated debt securities. The Portfolio will only purchase securities rated B or above by Moody's Investors Services ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's") (or comparable unrated securities). The Portfolio will not invest more than 5% of its total assets in non-investment grade securities (rated lower Baa by Moody's or BBB by Standard & Poor's or comparable unrated securities). The receipt of income from debt securities is incidental to the Portfolio's investment goal of capital growth.



     The Portfolio will be subject to special risks as a result of its ability to invest in equity securities. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of the Portfolio. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by the Portfolio could decline significantly if the financial condition of the companies it is invested in declines or if overall market and economic conditions deteriorate. Even investments in high quality or "blue chip" equity securities of established companies with large market capitalizations, which generally have strong financial conditions, can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.


     The Portfolio will also be subject to special risks as a result of its ability to invest in small cap equity securities. Small cap equity securities include the risk that the small company is more likely than larger or established companies to fail or not to accomplish its goals. As a result, the value of the company's securities could decline significantly. In addition, small companies have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities. The securities of small companies may also have limited marketability. This factor could cause the value of the Portfolio's investments to decrease if it needs to sell such securities when there are few outstanding buyers. In addition, small companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Moreover, there may be less publicly available information about small companies. Thus, when making a decision to purchase a security for the Portfolio, Franklin Advisers may not be aware of problems associated with the company issuing the security.

     The Portfolio will also be subject to special risks as a result of its ability to invest up to 25% of its assets in foreign securities. Investments in foreign securities may cause the Portfolio to lose money when converting instruments from foreign currencies into U.S. dollars. Investments in foreign securities also may subject the Portfolio to the political or economic conditions of the foreign country and the risk that the company issuing the security may be nationalized. These conditions could cause the Portfolio's investments to lose money if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Moreover, if a company is nationalized, the value of the company's securities could decrease in value or even become worthless. In addition, foreign countries, especially emerging market countries, may also have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for the Portfolio, Franklin Advisers may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S. Foreign countries, especially emerging market countries, also often have problems associated with the removal of proceeds of investments from a foreign country and the settlement of sales. Currency control restrictions may prevent or delay the Portfolio from taking money out of the country or may impose additional taxes on money removed from the country, and settlement of sales problems could cause the Portfolio to suffer a loss if a security to be sold declines in value while settlement of sale is delayed. Since the Portfolio intends to limit its investments in foreign securities to 10% of its total assets, and at no time will invest no more than 25% of its assets in foreign securities, these risks associated with foreign securities will not affect the Portfolio as much as a portfolio that invests more of its assets in foreign securities.

     For temporary defensive purposes, the Portfolio will be able to invest all or a portion of its assets in repurchase agreements, cash and cash equivalents. This reserve position provides flexibility in meeting redemption requests and in the timing of new investments. In addition, this reserve position serves as a short-term defense during periods of unusual market conditions.

     The Portfolio may write (sell) covered put and call options and may buy put and call options on securities and securities indices. In addition, the Portfolio may buy and sell futures and options on futures with respect to securities, indices and currencies. These investment strategies are referred to under "Hedging and Other Strategic Transactions" in the Trust's current Prospectus. The Trust's current Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

     The Portfolio has a number of additional investment policies and restrictions that are described in the Trust's Statement of Additional Information.

REQUIRED VOTE

     Only shareholders of the Emerging Small Company Trust will vote on this Proposal 5. Approval of the proposal to change the Portfolio's investment objective will require the affirmative vote of a majority of the outstanding voting securities of the Portfolio.

     If shareholders approve the proposed change to the Portfolio's investment objective, such change will become effective on May 1, 1999.

THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF
            THE EMERGING SMALL COMPANY TRUST VOTE "FOR" PROPOSAL 5.

                                   PROPOSAL 6

              APPROVAL OF A CHANGE TO THE INVESTMENT OBJECTIVE OF
                        THE PILGRIM BAXTER GROWTH TRUST


     Effective May 1, 1999, A I M Capital Management, Inc. ("AIM") will replace Pilgrim Baxter & Associates, Ltd. ("PBA") as subadviser to the Pilgrim Baxter Growth Trust. See "Information Statement -- New Subadvisory Agreement with A I M Capital Management, Inc." In connection with the Board's approval of this change in subadviser, the Board, including the Disinterested Trustees, has considered and unanimously approved (on the recommendation of the Adviser) changing the investment objective and certain non-fundamental policies of the Portfolio to reflect the investment strategies of AIM. Based upon the foregoing, the Board also approved changing the name of the Portfolio to the Aggressive Growth Trust, effective May 1, 1999.


     The investment objective of the Portfolio is a fundamental policy which means that, under the 1940 Act, it may not be changed without the approval of shareholders of that Portfolio. There can be no assurance that the Portfolio will attain its investment objective.

     - The current investment objective of the Pilgrim Baxter Growth Trust is capital appreciation.

     - If shareholders approve this Proposal 6, the Portfolio's investment objective instead will be to seek long-term capital appreciation.

     The changes to the Portfolio's non-fundamental investment policies do not require shareholder approval. Such changes will be implemented upon the effectiveness of the change to the Portfolio's fundamental investment objective proposed above. Upon implementation of such changes, AIM will seek to attain the Portfolio's investment objective by investing the Portfolio's assets principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which, in the judgment of AIM, are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category. AIM will be particularly interested in investing the Portfolio's assets in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by the Portfolio may fluctuate widely. Any income received from securities held by the Portfolio will be incidental.

     The Portfolio will invest primarily in securities of two basic categories of companies: (i) "core" companies which AIM considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth; and (ii) "earnings acceleration" companies" which AIM believes are currently enjoying a dramatic increase in profits.

     The Portfolio's strategy would not preclude investment in large, seasoned companies which, in the judgment of AIM, possess superior potential returns similar to companies with formative growth profiles. The Portfolio may also invest in established smaller companies (under $500 million in market capitalization) which AIM believes offers exceptional value based upon substantially above average earnings growth potential relative to market value.

     The Portfolio may invest in non-equity securities such as corporate bonds or U.S. Government obligations during periods when, in the judgment of AIM, prevailing market, financial or economic conditions warrant, as well as when such holdings are advisable in light of a change in circumstances of a particular company or within a particular industry.

     The Portfolio may invest up to 25% of its total assets in foreign securities. American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and other securities representing underlying securities of foreign issuers would be treated as foreign securities and would be included in this 25% limitation.


     The Portfolio will be subject to special risks as a result of its ability to invest primarily in equity securities with an emphasis on small and medium-sized companies. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of the Portfolio. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by the Portfolio could decline significantly if the financial condition of the companies it is invested in declines or if overall market and economic conditions deteriorate. Even investments in high quality or "blue chip" equity securities of established companies with large market capitalizations, which generally have strong financial conditions, can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.


     Small companies are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of the company's securities could decline significantly. In addition, small companies have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities. The securities of small companies may also have limited marketability. This factor could cause the value of the Portfolio's investments to decrease if it needs to sell such securities when there are few outstanding buyers. In addition, small companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Moreover, there may be less publicly available information about small companies. Thus, when making a decision to purchase a security for the Portfolio, AIM may not be aware of problems associated with the company issuing the security. Investments in the securities of medium-sized companies present risks similar to those associated with small companies although to a lesser degree due to the larger size of the companies.

     The Portfolio will also be subject to special risks as a result of its ability to invest up to 25% of its assets in foreign securities. Investments in foreign securities may cause the Portfolio to lose money when converting instruments from foreign currencies into U.S. dollars. Investments in foreign securities also may subject the Portfolio to the political or economic conditions of the foreign country and the risk that the company issuing the security may be nationalized. These conditions could cause the Portfolio's investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Moreover, if a company is nationalized, the value of the company's securities could decrease in value or even become worthless. In addition, foreign countries, especially emerging market countries, may also have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for the Portfolio, AIM may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S. Foreign countries, especially emerging market countries, also often have problems associated with the removal of proceeds of investments from a foreign country and the settlement of sales. Currency control restrictions may prevent or delay the Portfolio from taking money out of the country or may impose additional taxes on money removed from the country, and settlement of sales problems could cause the Portfolio to suffer a loss if a security to be sold declines in value while settlement of sale is delayed. Since the Portfolio will invest no more than 25% of its assets in foreign securities, these risks associated with foreign securities will not affect the Portfolio as much as a portfolio that invests more of its assets in foreign securities.

     For temporary defensive purposes, the Portfolio will be able to invest all or a portion of its assets in bonds, repurchase agreements, cash and cash equivalents. This reserve position provides flexibility in meeting redemption requests and in the timing of new investments. In addition, this reserve position serves as a short-term defense during periods of unusual market conditions.

     The Portfolio may purchase and sell stock index futures contracts, purchase options on stock index futures as a hedge against changes in market conditions, purchase and sell futures contracts and purchase related options in order to hedge the value of its portfolio against changes in market conditions, write
(sell) covered call options (up to 25% of the value of the Portfolio's net assets), enter into foreign exchange transactions to hedge against possible variations in foreign exchange rates between currencies of countries in which the Portfolio is invested including: the direct purchase or sale of foreign currency, the purchase or sale of options on futures contracts with respect to foreign currency, the purchase or sale of forward contracts, exchange traded futures contracts and options on futures contracts. These investment strategies are referred to under "Hedging and Other Strategic Transactions" in the Trust's current Prospectus. The Trust's current Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

     The Portfolio has a number of additional investment policies and restrictions that are described in the Trust's Statement of Additional Information.

REQUIRED VOTE

     Only shareholders of the Pilgrim Baxter Growth Trust will vote on this Proposal 6. Approval of the proposal to change the Portfolio's investment objective will require the affirmative vote of a majority of the outstanding voting securities of the Portfolio.

     If shareholders approve the proposed change to the Portfolio's investment objective, such change will become effective on May 1, 1999.

THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF
             THE PILGRIM BAXTER GROWTH TRUST VOTE "FOR" PROPOSAL 6.

                                   PROPOSAL 7

              APPROVAL OF A CHANGE TO THE INVESTMENT OBJECTIVE OF
                   THE INTERNATIONAL GROWTH AND INCOME TRUST

     Effective May 1, 1999, Fidelity Management Trust Company ("FMTC") will replace J.P. Morgan Investment Management Inc. ("J.P. Morgan") as subadviser to the International Growth and Income Trust. See "Information Statement -- New Subadvisory Agreement with Fidelity Management Trust Company." In connection with the Board's approval of this change in subadviser, the Board, including the Disinterested Trustees, has considered and unanimously approved (on the recommendation of the Adviser) changing the investment objective and certain non-fundamental policies of the Portfolio to reflect the investment strategies of FMTC. Based upon the foregoing, the Board approved changing the name of the Portfolio to the Overseas Trust, effective May 1, 1999.

     The investment objective of the Portfolio is a fundamental policy which means that, under the 1940 Act, it may not be changed without the approval of shareholders of that Portfolio. There can be no assurance that the Portfolio will attain its investment objective.

     - The current investment objective of the International Growth and Income Trust is to seek long-term growth of capital and income.

     - If shareholders approve this Proposal 7, the Portfolio's investment objective instead will be to seek growth of capital. As a result, the Portfolio would no longer seek long-term growth of income.

     The changes to the Portfolio's non-fundamental investment policies do not require shareholder approval. Such changes will be implemented upon the effectiveness of the change to the Portfolio's fundamental investment objective proposed above. Upon implementation of such changes, FMTC will normally invest at least 65% of the Portfolio's total assets in foreign securities, including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). The Portfolio may also invest in U.S. issuers. FMTC will normally invest the Portfolio's assets primarily in common stocks. FMTC will normally diversify the Portfolio's investments across different countries and regions. In allocating the Portfolio's assets across countries and regions, FMTC will consider the size of the market in each country and region relative to the size of the international market as a whole. In buying and selling securities for the Portfolio, FMTC will rely on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered will include growth potential, earnings estimates and management.

     The Portfolio will be subject to special risks as a result of its investing primarily in foreign equity securities. Investments in foreign securities may cause the Portfolio to lose money when converting instruments from foreign currencies into U.S. dollars. Investments in foreign securities also may subject the Portfolio to the political or economic conditions of the foreign country and the risk that the company issuing the security may be nationalized. These conditions could cause the Portfolio's investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Moreover, if a company is nationalized, the value of the company's securities could decrease in value or even become worthless. In addition, foreign countries, especially emerging market countries, may also have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for the Portfolio, FMTC may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S. Foreign countries, especially emerging market countries, also often have problems associated with the removal of proceeds of investments from a foreign country and the settlement of sales. Currency control restrictions may prevent or delay the Portfolio from taking money out of the country or may impose additional taxes on money removed from the country, and settlement of sales problems could cause the Portfolio to suffer a loss if a security to be sold declines in value while settlement of sale is delayed.


     The Portfolio will also be subject to special risks as a result of its ability to invest in equity securities. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of the Portfolio. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by the Portfolio could decline significantly if the financial condition of the companies it is invested in declines or if overall market and economic conditions deteriorate. Even investments in high quality or "blue chip" equity securities of established companies with large market capitalizations, which generally have strong financial conditions, can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.



     For temporary defensive purposes, the Portfolio will be able to invest all or a portion of its assets in bonds, preferred stocks, repurchase agreements, cash and cash equivalents denominated in either U.S. dollars or foreign currencies. This reserve position provides flexibility in meeting redemption requests and in the timing of new investments. In addition, this reserve position serves as a short-term defense during periods of unusual market conditions. During unusual market conditions, the Portfolio may also temporarily use a different investment strategy for defensive purposes. If FMTC uses a temporary defensive policy, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

     The Portfolio will be authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions" in the Trust's current Prospectus. The Trust's current Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

     The Portfolio has a number of additional investment policies and restrictions that are described in the Trust's Statement of Additional Information.

REQUIRED VOTE

     Only shareholders of the International Growth and Income Trust will vote on this Proposal 7. Approval of the proposed change to the Portfolio's investment objective will require the affirmative vote of a majority of the outstanding voting securities of the Portfolio.

     If shareholders approve the proposed change to the Portfolio's investment objective, such change will become effective on May 1, 1999.

THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF
        THE INTERNATIONAL GROWTH AND INCOME TRUST VOTE "FOR" PROPOSAL 7.

                                   PROPOSAL 8

              APPROVAL OF A CHANGE TO THE INVESTMENT OBJECTIVE OF
                        THE GLOBAL GOVERNMENT BOND TRUST

     Effective May 1, 1999, Pacific Investment Management Company ("PIMCO") will replace Oechsle International Advisors, LLC ("Oechsle LLC") as subadviser to the Global Government Bond Trust. See "Information Statement -- New Subadvisory Agreement with Pacific Investment Management Company." In connection with the Board's approval of this change in subadviser, the Board, including the Disinterested Trustees, has considered and unanimously approved (on the recommendation of the Adviser) changing the investment objective and certain non-fundamental policies of the Portfolio to reflect the investment strategies of PIMCO. Based upon the foregoing, the Board approved changing the name of the Portfolio to the Global Bond Trust, effective May 1, 1999.

     The investment objective of the Portfolio is a fundamental policy which means that, under the 1940 Act, it may not be changed without the approval of shareholders of that Portfolio. There can be no assurance that the Portfolio will attain its investment objective.

     - The current investment objective of the Global Government Bond Trust is to seek a high level of total return by placing primary emphasis on high current income and the preservation of capital.

     - If shareholders approve this Proposal 8, the Portfolio's investment objective instead will be to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. As a result, the Portfolio would place greater emphasis on realizing a maximum total return than on obtaining high current income.

     The changes to the Portfolio's non-fundamental investment policies do not require shareholder approval. Such changes will be implemented upon the effectiveness of the change to the Portfolio's fundamental investment objective proposed above. Upon implementation of such changes, PIMCO will seek to attain the Portfolio's investment objective by investing the Portfolio's assets primarily in fixed-income securities denominated in major foreign currencies, baskets of foreign currencies (such as the euro) and the U.S. dollar.

     Under normal circumstances at least 65% of its assets will be invested in fixed-income securities of issuers located in at least three countries (one of which may be the United States). These securities may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. Depending on PIMCO's judgment as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside the United States will generally vary between 25% and 75% of the Portfolio's assets. The

Portfolio may also invest up to 10% of its assets in fixed-income securities that are rated below investment grade but rated B or higher by Moody's Investors Services ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's") (or if unrated, determined by PIMCO to be of comparable quality). The average portfolio duration of the Portfolio will normally vary within a three to seven year time frame. (Duration is a measure of the expected life of a fixed-income security on a present value basis.)


     In selecting securities for the Portfolio, PIMCO will utilize economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting and other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

     The Portfolio will be subject to special risks as a result of it investing primarily in foreign fixed-income securities. Investments in foreign securities may cause the Portfolio to lose money when converting instruments from foreign currencies into U.S. dollars. Investments in foreign securities also may subject the Portfolio to the political or economic conditions of the foreign country and the risk that the company issuing the security may be nationalized. These conditions could cause the Portfolio's investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Moreover, if a company is nationalized, the value of the company's securities could decrease in value or even become worthless. In addition, foreign countries, especially emerging market countries, may also have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a portfolio, PIMCO may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S. Foreign countries, especially emerging market countries, also often have problems associated with the removal of proceeds of investments from a foreign country and the settlement of sales. Currency control restrictions may prevent or delay the Portfolio from taking money out of the cause the Portfolio to suffer a loss if a security to be sold declines in value while settlement of sale is delayed.

     Fixed-income securities are generally subject to two principal types of risks: (1) interest rate risk and (2) credit quality risk. First, fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. Second, fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after the Portfolio has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Portfolio's investments. Investment grade fixed-income securities in the lowest rating category involve a higher degree of risk than fixed-income securities in the higher rated categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well.


     The Portfolio will also be subject to special risks as a result of its ability to invest up to 10% of its assets in fixed-income securities that are rated below investment grade but rated B or higher by Moody's or Standard & Poor's (or if unrated, determined by PIMCO to be of comparable quality). These securities may include lower rated fixed-income securities (securities rated Ba and B by Moody's and BB and B by Standard & Poor's). Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. In addition, the price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. Moreover, the market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities. Finally, while PIMCO may rely on ratings by established credit rating agencies, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.


     The Portfolio is non-diversified and thus is limited as to the percentage of its assets that may be invested in any one issuer only by its own investment restrictions and the diversification requirements of the Internal Revenue Code. Since a non-diversified portfolio may invest a high percentage of its assets in the securities of a small number of companies, the Portfolio may be affected more than a diversified portfolio by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies.

     For temporary defensive purposes, the Portfolio may invest all or a portion of its assets in repurchase agreements, cash and cash equivalents denominated in either U.S. dollars or foreign currencies. This reserve position provides flexibility in meeting redemption requests and in the timing of new investments. In addition, this reserve position may serve as a short-term defense during periods of unusual market conditions.

     The Portfolio may purchase and sell options on domestic and foreign securities, securities indices and currencies, purchase and sell futures and options on futures, purchase and sell currency or securities on a forward basis, enter into interest rate, index, equity and currency rate swap agreements. The Portfolio may use these strategies to obtain market exposure to the securities in which the Portfolio will primarily invest and to hedge currency risk. These investment strategies are referred to under "Hedging and Other Strategic Transactions" in the Trust's current Prospectus. The Trust's current Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

     The Portfolio has a number of additional investment policies and restrictions that are described in the Trust's Statement of Additional Information.

REQUIRED VOTE

     Only shareholders of the Global Government Bond Trust will vote on this Proposal 8. Approval of the proposal to change the Portfolio's investment objective will require the affirmative vote of a majority of the outstanding voting securities of the Portfolio.

     If shareholders approve the proposed change to the Portfolio's investment objective, such change will become effective on May 1, 1999.

THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF
            THE GLOBAL GOVERNMENT BOND TRUST VOTE "FOR" PROPOSAL 8.

                                   PROPOSAL 9

                   RATIFICATION OF PRICEWATERHOUSECOOPERS LLP
                  AS THE INDEPENDENT ACCOUNTANTS FOR THE TRUST
                  FOR ITS FISCAL YEAR ENDING DECEMBER 31, 1999

     The Board, including each of the Disinterested Trustees, has selected PricewaterhouseCoopers LLP to serve as the independent accountants for the Trust for the Trust's fiscal year ending December 31, 1999, subject to the right of the Trust to terminate such employment immediately without penalty by the affirmative vote of a majority of the outstanding voting securities of the Trust at any meeting called for such purpose. Proxies not limited to the contrary will be voted in favor of ratifying the selection of PricewaterhouseCoopers LLP, under Section 32(a) of the 1940 Act, as the independent accountants for the Trust.

     PricewaterhouseCoopers LLP served as the independent accountants for the Trust during its most recent fiscal year ended December 31, 1998. PricewaterhouseCoopers LLP is the successor entity to Coopers & Lybrand L.L.P. Apart from its fees received for its services as the Trust's independent accountants, PricewaterhouseCoopers LLP has no director or material indirect interest in the Trust. A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting (or available at the Meeting via telephone), and will have an opportunity to make a statement if he or she desires to do so. Such representative is also expected to be available to respond to appropriate questions.

REQUIRED VOTE

     Ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants for the Trust requires the affirmative vote of a majority of the outstanding shares of the Trust present in person or represented by proxy at the Meeting, assuming that a quorum is present.

 THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 9.

                                 OTHER MATTERS

     The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

     The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

     The Trust does not have a principal underwriter or administrator since shares are sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts. However, Manulife Securities and an affiliated broker/dealer serve as principal underwriter of certain contracts issued by affiliates of the Trust.

                       BY ORDER OF THE BOARD OF TRUSTEES


March 26, 1999

Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                             INFORMATION STATEMENT

                           PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                    SUMMARY

     As Adviser to the Trust, Manulife Securities selects, contracts with, compensates and monitors subadvisers to manage the investment and reinvestment of the assets of each of the Portfolios. In addition, Manulife Securities monitors the compliance of the subadvisers with the investment objectives and related policies of each portfolio and reviews the performance of the subadvisers and reports periodically on such performance to the Trustees of the Trust. Manulife Securities does not currently manage any of the Portfolios' assets on a day-to-day basis.


     On March 26, 1999, the Board approved eight new subadvisory agreements, each to take effect as of May 1, 1999. Six of these new subadvisory agreements involve the appointment of: A I M Capital Management, Inc. as subadviser to the Small/Mid Cap Trust and the Pilgrim Baxter Growth Trust; Capital Guardian Trust Company as subadviser to the Conservative Asset Allocation Trust and the Moderate Asset Allocation Trust; Fidelity Management Trust Company as subadviser to the International Growth and Income Trust (with Fidelity Management Trust Company continuing as subadviser to the Aggressive Asset Allocation Trust and the Equity Trust); Franklin Advisers, Inc. as subadviser to the Emerging Small Company Trust; Pacific Investment Management Company as subadviser to the Global Government Bond Trust; and State Street Global Advisors as subadviser to the Growth Trust. Two of the new subadvisory agreements are with the following existing subadvisers: T. Rowe Price Associates, Inc. will continue as subadviser to the Science & Technology Trust, the Blue Chip Growth Trust and the Equity-Income Trust; and Wellington Management Company, LLP will continue as subadviser to the Growth and Income Trust and the Investment Quality Bond Trust.



     The Trust has received an order from the Securities and Exchange Commission (the "Commission") permitting it to appoint a subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by shareholders. The Trust, therefore, is able to change subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. However, a condition of this order is that notice be sent to shareholders informing them of the new agreements. Therefore, this Information Statement is being supplied to shareholders to inform them about the eight new subadvisory agreements and will be mailed on or about March 26, 1999.


     WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

                           NEW SUBADVISORY AGREEMENT
                      WITH A I M CAPITAL MANAGEMENT, INC.


     On February 26, 1999, Manulife Securities gave notice to Fred Alger Management, Inc. and to the Board that the subadvisory agreement dated January 2, 1996 (the "Alger Old Subadvisory Agreement") would terminate effective as of the time the net asset value of shares of the Trust is determined on Friday, April 30, 1999.



     Manulife Securities terminated the Alger Old Subadvisory Agreement primarily due to the fact that the investment style of investing in both small and mid cap securities was no longer an appropriate investment style for the Trust. Rather, the Board, based on the recommendation of management of the Trust and of Manulife Securities, decided to offer portfolios that either invest primarily in small cap securities or primarily in mid cap securities.



     As a result, at a meeting held on March 26, 1999, the Board, including the Disinterested Trustees, voted to approve a subadvisory agreement between the Adviser and A I M Capital Management, Inc. ("AIM") with respect to the Small/Mid Cap Trust. In addition, due to the change in subadviser, on March 26, 1999, the Board unanimously approved changing certain non-fundamental policies of the Small/Mid Cap Trust so they would reflect AIM's proposed investment strategies.



     At a meeting held on March 26, 1999, the Board, including the Disinterested Trustees, voted to accept the resignation of Pilgrim Baxter & Associates ("PBA") as subadviser to the Pilgrim Baxter Growth Trust, and to approve a subadvisory agreement between the Adviser and AIM with respect to the Pilgrim Baxter Growth Trust. Effective May 1, 1999, AIM will replace PBA as subadviser to the Pilgrim Baxter Growth Trust. In addition, due to the change in subadviser, on March 26, 1999, the Board unanimously approved changing the investment objective and certain non-fundamental policies of the Pilgrim Baxter Growth Trust so they would reflect AIM's proposed investment strategies.


     In connection with the foregoing, the Board also approved changing the names of the Small/Mid Cap Trust and the Pilgrim Baxter Growth Trust to the Mid Cap Growth Trust and the Aggressive Growth Trust, respectively, effective May 1, 1999. See "Proposal 6" in the Proxy Statement for a description of the proposed changes to the Pilgrim Baxter Growth Trust's investment objective.

MANAGEMENT AND CONTROL OF A I M CAPITAL MANAGEMENT, INC.

     AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM is an indirect wholly-owned subsidiary of A I M Management Group Inc. whose principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM has acted as an investment adviser since its organization in 1986. AIM, together with other subsidiaries of A I M Management Group Inc., manage or advise over 110 investment portfolios encompassing a broad range of investment objectives. AIM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

     For information regarding the executive officers and directors of AIM, see Exhibit B hereto.

APPROVAL OF NEW SUBADVISORY AGREEMENT

     The current subadviser to the Small/Mid Cap Trust is Alger, pursuant to the Alger Old Subadvisory Agreement.

     The current subadviser to the Pilgrim Baxter Growth Trust is PBA, pursuant to a subadvisory agreement (the "PBA Old Subadvisory Agreement") dated December 31, 1996.

     The Board of Trustees of the Trust has approved a new subadvisory agreement between AIM and Manulife Securities to become effective as of May 1, 1999 (the "AIM New Subadvisory Agreement") in connection with the provision of subadvisory services to the Small/Mid Cap Trust and the Pilgrim Baxter Growth Trust. As discussed above under "Information Statement -- Summary," shareholder approval of the AIM New Subadvisory Agreement is not required.

DESCRIPTION OF NEW AND OLD SUBADVISORY AGREEMENTS


     While the provisions of the AIM New Subadvisory Agreement are substantially similar to the provisions of the Alger Old Subadvisory Agreement and the PBA Old Subadvisory Agreement, a number of the differences between the agreements are noted below. Under the AIM New Subadvisory Agreement, unless the Adviser gives AIM written instructions to the contrary, AIM shall vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolios may be invested. The subadvisory fees payable under the AIM New Subadvisory Agreement will be, at certain asset levels, lower than the fees paid under the Alger Old Subadvisory Agreement and the PBA Old Subadvisory Agreement.


     Under the terms of the Alger Old Subadvisory Agreement and the PBA Old Subadvisory Agreement, Alger and PBA manage the investment and reinvestment of the assets of the Small/Mid Cap Trust and the Pilgrim Baxter Growth Trust, respectively, subject to the supervision of the Trust's Board of Trustees. Under the terms of the AIM New Subadvisory Agreement, AIM will manage the investment and reinvestment of the assets of each Portfolio, subject to the supervision of the Trust's Board of Trustees. AIM will formulate a continuous investment program for each Portfolio consistent with each Portfolio's investment objectives and policies. AIM will implement such programs by purchases and sales of securities and will regularly report to the Adviser and the Trustees of the Trust with respect to the implementation of such programs. AIM, at its expense, will furnish all necessary investment and management facilities, includ-ing salaries of personnel required for it to execute its duties, as well as sufficient administrative facilities to perform its obligations.


     As compensation for its services, Manulife Securities receives an advisory fee computed separately for each Portfolio. The fee for each Portfolio is stated as an annual percentage of the value of the net assets of the Portfolio. The fee, which is accrued daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a Portfolio by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. See "Proposal 1 -- Advisory Fees" in the Proxy Statement. The following is a schedule of the advisory fees the Portfolios currently are obligated to pay the Adviser.


PORTFOLIO                                  ADVISORY FEE
---------                                  ------------
Small/Mid Cap Trust....................       1.000%
Pilgrim Baxter Growth Trust............       1.050%


     As compensation for their services, each of Alger and PBA currently receives, and AIM will receive, a fee from the Adviser computed separately for each applicable Portfolio. The fee for each Portfolio is stated as an annual percentage of the value of the net assets of such Portfolio. The fees are calculated on the basis of the average of all valuations of net assets of a Portfolio made at the close of business on each business day of the Trust during the period for which such fees are paid. Once the average net assets of a Portfolio exceed specified amounts, the fee is reduced with respect to such excess. The following is a schedule of the management fees the Adviser currently is obligated to pay Alger and PBA under the Alger Old Subadvisory Agreement and the PBA Old Subadvisory Agreement, respectively, and will be obligated to pay AIM under the AIM New Subadvisory Agreement, out of the advisory fee it receives from each Portfolio as specified above. THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR EACH PORTFOLIO AND ARE NOT ADDITIONAL CHARGES TO EITHER PORTFOLIO. APPROVAL OF THE AIM NEW SUBADVISORY AGREEMENT HAS NOT RESULTED IN ANY INCREASE IN THE RATE OF THE ADVISORY FEES PAYABLE TO MANULIFE SECURITIES BUT HAS RESULTED, AT CERTAIN ASSET LEVELS, IN A DECREASE IN THE RATE OF THE SUBADVISORY FEES AND, THEREFORE, AN INCREASE IN THE PERCENTAGE OF ADVISORY FEES RETAINED BY MANULIFE SECURITIES.


                                            BETWEEN        BETWEEN
                                          $50,000,000    $200,000,000
                               FIRST          AND            AND        EXCESS OVER
SMALL/MID CAP TRUST         $50,000,000   $200,000,000   $500,000,000   $500,000,000
-------------------         -----------   ------------   ------------   ------------
Alger Old Subadvisory
  Agreement...............     0.525%        0.500%         0.475%         0.450%
AIM New Subadvisory
  Agreement...............     0.500%        0.475%         0.450%         0.400%

                                             BETWEEN        BETWEEN
                                           $50,000,000    $200,000,000
                                FIRST          AND            AND        EXCESS OVER
PILGRIM BAXTER GROWTH TRUST  $50,000,000   $200,000,000   $500,000,000   $500,000,000
---------------------------  -----------   ------------   ------------   ------------
PBA Old Subadvisory
  Agreement...............      0.600%        0.600%         0.500%         0.500%
AIM New Subadvisory
  Agreement...............      0.500%        0.500%         0.500%         0.450%

     The Alger Old Subadvisory Agreement required approval of the agreement as to the Small/Mid Cap Trust by both (i) the Trustees of the Trust including a majority of Trustees who are not "interested persons" (as defined in the 1940
Act) of any party to the agreement and (ii) a majority of the outstanding voting securities of the Small/Mid Cap Trust. The PBA Old Subadvisory Agreement required approval of the agreement as to the Pilgrim Baxter Growth Trust by both
(i) the Trustees of the Trust including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the agreement and (ii) a majority of the outstanding voting securities of the Pilgrim Baxter Growth Trust. The AIM New Subadvisory Agreement requires only approval of the Trustees of the Trust, including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the agreement.

     The AIM New Subadvisory Agreement will continue in effect as to each Portfolio for an initial term of two years from the date of its execution and shall continue in effect thereafter only so long as such continuance is specifically approved at least annually as required by the 1940 Act. Any required shareholder approval of any continuance of the AIM New Subadvisory Agreement shall be effective with respect to a Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of any other portfolio of the Trust affected by the AIM New Subadvisory Agreement.


     The AIM New Subadvisory Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the other party or parties to the AIM New Subadvisory Agreement and to the Trust, as appropriate:
(i) by the Trustees of the Trust; (ii) by the vote of a majority of the outstanding voting securities of the Trust, or, with respect to either Portfolio, by the vote of a majority of the outstanding voting securities of such Portfolio; (iii) by AIM or (iv) by the Adviser. The AIM New Subadvisory Agreement will automatically terminate in the event of its assignment.


     The AIM New Subadvisory Agreement may be amended by the Adviser and AIM provided such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and a majority of the Trustees of the Trust who are not interested persons of any party to the AIM New Subadvisory Agreement cast in person at a meeting called for the purpose of voting on such approval. The Alger Old Subadvisory Agreement and the PBA Old Subadvisory

Agreement, in addition, provided that any such amendment must be specifically approved by the vote of a majority of the outstanding voting securities of each of the Portfolios of the Trust affected by the amendment. The required shareholder approval would have been effective with respect to any affected Portfolio of the Trust if a majority of the outstanding voting securities of that Portfolio voted to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio of the Trust affected by the amendment or
(b) all the Portfolios of the Trust. Shareholder approval is not required for an amendment to the AIM New Subadvisory Agreement.


     The AIM New Subadvisory Agreement provides that AIM will not be liable to the Trust or the Adviser for any losses suffered by the Adviser, the Trust or any shareholders of the Trust resulting from any matters to which the agreement relates other than losses resulting from AIM's willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its duties.


BOARD OF TRUSTEE CONSIDERATIONS


     At its meeting duly held on March 26, 1999, the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the AIM New Subadvisory Agreement (with the advice and assistance of independent legal counsel), approved the AIM New Subadvisory Agreement.


     The Board considered numerous factors in connection with the approval of the AIM New Subadvisory Agreement as it applies to each of the Small/Mid Cap Trust and the Pilgrim Baxter Growth Trust, including, but not limited to: (i) the nature and quality of the services provided by Alger and PBA under their respective agreements and the fees payable therefor, (ii) the nature and quality of the services to be provided by AIM in connection with the proposed changes to the Small/Mid Cap Trust's investment policies and the proposed material changes to the Pilgrim Baxter Growth Trust's investment objective and policies, (iii) the background and experience of the investment personnel who will manage the Portfolios, (iv) the fees to be paid to AIM and other comparable investment companies, (v) performance information regarding each Portfolio and other comparable investment companies and (vi) the proposed subadvisory fees in relation to the fees of other comparable portfolios.


     In evaluating the AIM New Subadvisory Agreement, the Board, in particular, focused on the fact that the AIM New Subadvisory Agreement is substantially similar to the Alger Old Subadvisory Agreement and the PBA Old Subadvisory Agreement, other than, for example, the changes noted above. The Board was also given audited financial statements of AIM. In addition, the Board was provided with an analysis of its fiduciary obligations in connection with such considerations. In considering the AIM New Subadvisory Agreement, the Trustees discussed the information provided to them and their fiduciary obligations.

SUBADVISORY FEES PAID

     For the year ended December 31, 1998, the Adviser paid Alger the following subadvisory fees:

                                                    % OF AVERAGE
                                       $ AMOUNT      NET ASSETS
                                      ----------    ------------
Small/Mid Cap Trust.................  $1,556,064       0.495%

     For the year ended December 31, 1998, the Adviser paid PBA the following subadvisory fees:

                                                    % OF AVERAGE
                                       $ AMOUNT      NET ASSETS
                                      ----------    ------------
Pilgrim Baxter Growth Trust.........  $  694,939       0.600%

ADVISORY FEES PAID

     For the year ended December 31, 1998, the Portfolio paid the Adviser the following advisory fees:

                                                    % OF AVERAGE
                                       $ AMOUNT      NET ASSETS
                                      ----------    ------------
Small/Mid Cap Trust.................  $3,144,346       1.000%
Pilgrim Baxter Growth Trust.........  $1,216,141       1.050%

     For the year ended December 31, 1998, the net investment advisory fees retained by the Adviser after payment of the subadvisory fee for the Portfolios were as follows:

                                                    % OF AVERAGE
                                       $ AMOUNT      NET ASSETS
                                      ----------    ------------
Small/Mid Cap Trust.................  $1,588,282       0.505%
Pilgrim Baxter Growth Trust.........  $  521,202       0.450%

PRIOR TRUSTEE AND SHAREHOLDER APPROVAL OF THE ALGER OLD SUBADVISORY AGREEMENT AND THE PBA OLD SUBADVISORY AGREEMENT

     The Alger Old Subadvisory Agreement was most recently approved by the Board of Trustees at a meeting held on June 29, 1998. The Alger Old Subadvisory Agreement was most recently approved by the sole shareholder of the Small/Mid Cap Trust on December 15, 1995.

     The PBA Old Subadvisory Agreement was most recently approved by the Board of Trustees at a meeting held on June 29, 1998. The PBA Old Subadvisory Agreement was most recently approved by the sole shareholder of the Pilgrim Baxter Growth Trust on January 1, 1997.

OWNERSHIP OF THE TRUST

     For information regarding the shareholders and ownership of the shares of the Trust, see "General" in the Proxy Statement.

BROKERAGE TRANSACTIONS


     In addition to the factors that AIM will consider in selecting brokers and dealers through whom to effect transactions discussed in "Additional
Information -- Portfolio Brokerage," AIM will consider the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Moreover, AIM will be authorized to allocate the orders placed by it on behalf of the Portfolios to such brokers and dealers who also provide research or statistical material, or other services to the Portfolios or to AIM. Such allocation shall be in such amount and proportions as AIM shall determine and AIM will report on said allocations regularly to the Trustees indicating the brokers to whom such allocations have been made and the basis therefore. A description of the portfolio brokerage policies applicable to each Portfolio is set forth under "Additional Information -- Portfolio Brokerage" below.


OTHER INVESTMENT COMPANIES ADVISED BY AIM

     AIM does not act as investment adviser or subadviser to any registered investment company having similar investment objectives and policies to those of the Pilgrim Baxter Growth Trust (assuming that the changes proposed in Proposal 6 are approved by shareholders). However AIM does act as investment subadviser to two other registered investment companies having similar investment objectives and policies to those of the Small/Mid Cap Trust. The size of each of these funds and the rate of AIM's compensation for each fund is as follows:

                                                             BETWEEN
                                                           $30,000,000
                                                              TO AND
                            ASSETS AS OF        FIRST       INCLUDING     EXCESS OVER
FUND                          12/31/98       $30,000,000   $150,000,000   $150,000,000
----                       ---------------   -----------   ------------   ------------
AIM Constellation
  Fund*..................  $14,638,792,392      1.000%        0.750%         0.625%
AIM Capital Appreciation
  Portfolio**............  $   269,108,625      0.375%        0.375%         0.375%

---------------

 * AIM receives 50% of the fee received for the AIM Constellation Fund.


** The rate of AIM's compensation is 0.375% of the average daily net assets at all asset levels.

     AIM has agreed to voluntarily reduce its fees at higher asset levels for the AIM Constellation Fund. For the fiscal year ended October 31, 1998, AIM reduced its fee by $1,537,353.

     AIM has not waived, reduced or otherwise agreed to reduce its compensation under any applicable contract for the AIM Capital Appreciation Portfolio.

                           NEW SUBADVISORY AGREEMENT
                      WITH CAPITAL GUARDIAN TRUST COMPANY


     At a meeting held on March 26, 1999, the Board, including the Disinterested Trustees, voted to accept the resignation of Fidelity Management Trust Company ("FMTC") as subadviser to the Conservative Asset Allocation Trust and the Moderate Asset Allocation Trust and to approve a subadvisory agreement between the Adviser and Capital Guardian Trust Company ("CGTC") with respect to the Conservative Asset Allocation Trust and the Moderate Asset Allocation Trust. Effective May 1, 1999, CGTC will replace FMTC, as subadviser to the Conservative Asset Allocation Trust and the Moderate Asset Allocation Trust.



     In addition, due to the change in subadviser, on March 26, 1999, the Board unanimously approved changing the investment objective and certain non-fundamental policies of the Portfolios so they would reflect CGTC's proposed investment strategies. In connection with the foregoing, the Board also approved changing the names of the Conservative Asset Allocation Trust and the Moderate Asset Allocation Trust to the Diversified Bond Trust and the Income & Value Trust, respectively, effective May 1, 1999. See "Proposal 2" and "Proposal 3" in the Proxy Statement for a description of the proposed changes to each Portfolio's investment objective.


MANAGEMENT AND CONTROL OF CAPITAL GUARDIAN TRUST COMPANY


     CGTC is located at 333 South Hope Street, Los Angeles, California 90071. CGTC is a wholly-owned subsidiary of Capital Group International, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. Both Capital Group International, Inc. and The Capital Group Companies, Inc. are located at 333 South Hope Street, Los Angeles, California 90071. CGTC has been providing investment management services since 1968 and manages approximately $77 billion of assets as of December 31, 1998. CGTC is a bank as defined under the Investment Advisers Act of 1940, as amended, and is therefore not required to be registered thereunder as an investment adviser.


     For information regarding the executive officers and directors of CGTC, see Exhibit B hereto.

APPROVAL OF NEW SUBADVISORY AGREEMENT


     The current subadviser to the Conservative Asset Allocation Trust and the Moderate Asset Allocation Trust is FMTC, pursuant to a subadvisory agreement (the "FMTC Old Subadvisory Agreement") dated January 1, 1996, as amended December 31, 1996, between FMTC and Manulife Securities.


     The Board of Trustees of the Trust has approved a new subadvisory agreement between CGTC and Manulife Securities to become effective as of May 1, 1999 (the "CGTC New Subadvisory Agreement") in connection with the provision of subadvisory services to the Conservative Asset Allocation Trust and the Moderate Asset Allocation Trust. As discussed above under "Information Statement -- Summary," shareholder approval of the CGTC New Subadvisory Agreement is not required.

DESCRIPTION OF NEW AND OLD SUBADVISORY AGREEMENTS


     While the provisions of the CGTC New Subadvisory Agreement are substantially similar to the provisions of the FMTC Old Subadvisory Agreement, a number of the differences between the agreements are noted below. The CGTC New Subadvisory Agreement would permit CGTC, when delegated by the Adviser and agreed to by CGTC, to vote proxies for shareholder meetings of companies the securities of which are held by the Portfolio. In performing its services, CGTC may delegate all or any of its duties and responsibilities to other affiliates of The Capital Group Companies, Inc., provided, however, that CGTC will remain responsible for such delegated duties. Moreover, the subadvisory fees payable under the CGTC New Subadvisory Agreement will be, at certain asset levels, higher than the fees paid under the FMTC Old Subadvisory Agreement and, at certain other asset levels, the same or lower than the fees paid under the FMTC Old Subadvisory Agreement.


     Under the terms of the FMTC Old Subadvisory Agreement and the CGTC New Subadvisory Agreement, FMTC manages and CGTC will manage the investment and reinvestment of the assets of each Portfolio, subject to the supervision of the Trust's Board of Trustees. CGTC will formulate a continuous investment program for each Portfolio consistent with each Portfolio's investment objectives and policies. CGTC will implement such programs by purchases and sales of securities and will regularly report to the Adviser and the Trustees of the Trust with respect to the implementation of such programs. CGTC, at its expense, will furnish all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the efficient conduct of the investment affairs of each Portfolio.


     As compensation for its services, Manulife Securities receives an advisory fee computed separately for each Portfolio. The fee for each Portfolio is stated as an annual percentage of the value of the net assets of the Portfolio. The fee, which is accrued daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a Portfolio by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. While the shareholders of the Moderate Asset Allocation Trust are being asked to approve an advisory fee increase for the Portfolio, the following is a schedule of the advisory fees that the Conservative Asset Allocation Trust and the Moderate Asset Allocation Trust currently are obligated to pay the Adviser. See "Proposal 1 -- Advisory Fees" in the Proxy Statement.

                    PORTFOLIO                      ADVISORY FEE
                    ---------                      ------------
Conservative Asset Allocation Trust..............     0.750%
Moderate Asset Allocation Trust..................     0.750%


     As compensation for its services, FMTC currently receives, and CGTC will receive, a fee from the Adviser computed separately for each Portfolio. The fee for each Portfolio is stated as an annual percentage of the value of the net assets of such Portfolio. The fees are calculated on the basis of the average of all valuations of net assets of a Portfolio made at the close of business on each business day of the Trust during the period for which such fees are paid. Once the average net assets of a Portfolio exceed specified amounts, the fee rate is reduced with respect to such excess. The following is a schedule of the management fees the Adviser currently is obligated to pay FMTC under the FMTC Old Subadvisory Agreement, and will be obligated to pay CGTC under the CGTC New Subadvisory Agreement, out of the advisory fee it receives from each Portfolio as specified above. THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR EACH PORTFOLIO AND ARE NOT ADDITIONAL CHARGES TO EITHER PORTFOLIO. APPROVAL OF THE CGTC NEW SUBADVISORY AGREEMENT HAS NOT RESULTED IN ANY INCREASE IN THE RATE OF THE ADVISORY FEES PAYABLE TO MANULIFE SECURITIES FOR THE CONSERVATIVE ASSET ALLOCATION TRUST, BUT HAS RESULTED, FOR BOTH THE CONSERVATIVE ASSET ALLOCATION TRUST AND THE MODERATE ASSET ALLOCATION TRUST, AT CERTAIN ASSET LEVELS, IN AN INCREASE IN THE RATE OF THE SUBADVISORY FEES AND, AT CERTAIN OTHER ASSET LEVELS, IN NO CHANGE OR A DECREASE IN THE RATE OF THE SUBADVISORY FEES PAYABLE TO CGTC. AS NOTED UNDER "PROPOSAL 1 -- ADVISORY FEES" IN THE PROXY STATEMENT, SHAREHOLDERS OF THE MODERATE ASSET ALLOCATION TRUST ARE BEING ASKED TO APPROVE AN INCREASE IN THE RATE OF THE ADVISORY FEE PAYABLE TO MANULIFE SECURITIES.


                                        BETWEEN         BETWEEN
                                      $50,000,000     $200,000,000
CONSERVATIVE ASSET        FIRST           AND             AND         EXCESS OVER
ALLOCATION TRUST       $50,000,000    $200,000,000    $500,000,000    $500,000,000
------------------     -----------    ------------    ------------    ------------
FMTC Old Subadvisory
  Agreement..........    0.350%          0.300%          0.250%          0.175%
CGTC New Subadvisory
  Agreement..........    0.350%          0.300%          0.250%          0.200%


                                        BETWEEN         BETWEEN
                                      $50,000,000     $200,000,000
MODERATE ASSET            FIRST           AND             AND         EXCESS OVER
ALLOCATION TRUST       $50,000,000    $200,000,000    $500,000,000    $500,000,000
----------------       -----------    ------------    ------------    ------------
FMTC Old Subadvisory
  Agreement..........    0.375%          0.325%          0.275%          0.200%
CGTC New Subadvisory
  Agreement..........    0.350%          0.350%          0.350%          0.300%

     The FMTC Old Subadvisory Agreement required approval of the agreement as to a Portfolio by both (i) the Trustees of the Trust including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the agreement and (ii) a majority of the outstanding voting securities of a Portfolio. The CGTC New Subadvisory Agreement requires only approval of the Trustees of the Trust, including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the agreement.


     The CGTC New Subadvisory Agreement will continue in effect as to each Portfolio for an initial term of two years from the date of its execution and shall continue in effect thereafter only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Portfolio, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of any party to the CGTC New Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of any continuance of the CGTC New Subadvisory Agreement shall be effective with respect to a Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of any other portfolio of the Trust affected by the CGTC New Subadvisory Agreement.



     The CGTC New Subadvisory Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the other party or parties to the CGTC New Subadvisory Agreements and to the Trust, as appropriate:
(i) by the Trustees of the Trust; (ii) by the vote of a majority of the outstanding voting securities of the Trust, or, with respect to either Portfolio, by the vote of a majority of the outstanding voting securities of such Portfolio; (iii) by CGTC or (iv) by the Adviser. The CGTC New Subadvisory Agreement will automatically terminate in the event of its assignment.



     The CGTC New Subadvisory Agreement may be amended by the Adviser and CGTC provided such amendment is in writing and specifically approved by the vote of a majority of the Trustees of the Trust and a majority of the Trustees of the Trust who are not interested persons of any party to the CGTC New Subadvisory Agreement cast in person at a meeting called for the purpose of voting on such approval. The FMTC Old Subadvisory Agreement provided that any such amendment must be specifically approved by the vote of a majority of the outstanding voting securities of each of the Portfolios of the Trust affected by the amendment and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to the agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval would have been effective with respect to any affected Portfolio of the Trust if a majority of the outstanding voting securities of that Portfolio voted to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio of the Trust affected by the amendment or (b) all the Portfolios of the Trust. Shareholder approval is not required for an amendment to the CGTC New Subadvisory Agreement.


     The CGTC New Subadvisory Agreement provides that CGTC will not be liable to the Trust or the Adviser for any losses suffered by such parties resulting from any matters to which the agreement relates other than losses resulting from CGTC's willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its duties.


BOARD OF TRUSTEE CONSIDERATIONS


     At its meeting duly held on March 26, 1999, the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the CGTC New Subadvisory Agreement (with the advice and assistance of independent legal counsel), approved the CGTC New Subadvisory Agreement.


     The Board considered numerous factors in connection with the approval of the CGTC New Subadvisory Agreement as it applies to each of the Conservative Asset Allocation Trust and the Moderate Asset Allocation Trust, including, but not limited to: (i) the nature and quality of the services provided by FMTC and the fees payable therefor, (ii) the nature and quality of the services to be provided by CGTC in connection with the proposed material changes to the Portfolios' investment objectives and policies, (iii) the background and experience of the investment personnel who will manage the Portfolios, (iv) the fees to be paid to CGTC and other comparable investment companies, (v) performance information regarding each Portfolio and other comparable investment companies, and (vi) the proposed subadvisory fees in relation to the fees of other comparable portfolios.


     In evaluating the CGTC New Subadvisory Agreement, the Board, in particular, focused on the fact that the CGTC New Subadvisory Agreement is substantially similar to the FMTC Old Subadvisory Agreement, other than, for example, the changes noted above. The Board was also given audited financial statements of CGTC. In addition, the Board was provided with an analysis of its fiduciary obligations in connection with such considerations. In considering the CGTC New Subadvisory Agreement, the Trustees discussed the information provided to them and their fiduciary obligations.

SUBADVISORY FEES PAID

     For the year ended December 31, 1998, the Adviser paid FMTC the following subadvisory fees:

                                                    % OF AVERAGE
                                       $ AMOUNT      NET ASSETS
                                      ----------    ------------
Conservative Asset Allocation
  Trust.............................  $  613,727       0.313%
Moderate Asset Allocation Trust.....  $1,722,708       0.282%

ADVISORY FEES PAID

     For the year ended December 31, 1998, the Portfolio paid the Adviser the following advisory fees:

                                                    % OF AVERAGE
                                       $ AMOUNT      NET ASSETS
                                      ----------    ------------
Conservative Asset Allocation
  Trust.............................  $1,473,082       0.750%
Moderate Asset Allocation Trust.....  $4,585,154       0.750%

     For the year ended December 31, 1998, the net investment advisory fees retained by the Adviser after payment of the subadvisory fee for the Portfolios were as follows:

                                                    % OF AVERAGE
                                       $ AMOUNT      NET ASSETS
                                      ----------    ------------
Conservative Asset Allocation
  Trust.............................  $  859,355       0.437%
Moderate Asset Allocation Trust.....  $2,862,446       0.468%

PRIOR TRUSTEE AND SHAREHOLDER APPROVAL OF THE FMTC
OLD SUBADVISORY AGREEMENT

     The FMTC Old Subadvisory Agreement was most recently approved by the Board of Trustees at a meeting held on December 17, 1998 in connection with annual approval of the FMTC Old Subadvisory Agreement. The FMTC Old Subadvisory Agreement was most recently approved by shareholders at a meeting held on December 5, 1995. This approval of the FMTC Old Subadvisory Agreement occurred in connection with the change of control of the Adviser as a result of the merger of North American Life Assurance Company, the former ultimate controlling parent company of Manulife Securities, and The Manufacturers Life Insurance Company, the current controlling parent company of Manulife Securities, on January 1, 1996.

OWNERSHIP OF THE TRUST

     For information regarding the shareholders and ownership of the Trust, see "General" in the Proxy Statement.

BROKERAGE TRANSACTIONS

     A description of the portfolio brokerage policies applicable to each Portfolio is set forth under "Additional Information -- Portfolio Brokerage" below.

OTHER INVESTMENT COMPANIES ADVISED BY CGTC

     CGTC currently acts as subadviser to two other registered investment companies having similar investment objectives and policies to those of the Conservative Asset Allocation Trust (assuming that the changes proposed in Proposal 2 are approved by shareholders). The size of each of these funds and the rate of CGTC's compensation for each fund is as follows:

                                                             BETWEEN        BETWEEN
                                                           $50,000,000    $100,000,000
                              ASSETS AS OF      FIRST          AND            AND        EXCESS OVER
            FUND                1/31/98      $50,000,000   $100,000,000   $300,000,000   $300,000,000
            ----              ------------   -----------   ------------   ------------   ------------
American General Domestic
  Bond Fund -- Series 3.....   $5,827,537       0.350%        0.200%         0.180%         0.150%
American General Domestic
  Bond Fund -- Series 2.....   $5,501,497       0.350%        0.200%         0.180%         0.150%

     CGTC currently acts as subadviser to two other registered investment companies having similar investment objectives and policies to those of the Moderate Asset Allocation Trust (assuming that the changes proposed in Proposal 3 are approved by shareholders). The size of each of these funds and the rate of CGTC's compensation for each fund is as follows:

                                                                        BETWEEN
                                                                      $25,000,000
                                         ASSETS AS OF      FIRST          AND        EXCESS OVER
                 FUND                      1/31/98      $25,000,000   $50,000,000    $50,000,000
                 ----                    ------------   -----------   ------------   ------------
American General Domestic
  Balanced Fund -- Series 3............   $6,359,179       0.550%        0.400%         0.200%
American General Domestic Balanced
  Fund -- Series 2.....................   $5,778,410       0.550%        0.400%         0.200%

     CGTC's fees vary based upon the level of service provided. While the investment objectives and policies of the above funds are similar to the Conservative Asset Allocation Trust or the Moderate Asset Allocation Trust, the services provided by CGTC are not the same, and thus comparison of fees may not be directly comparable.

     CGTC has not waived, reduced or otherwise agreed to reduce its compensation under any applicable contract for any of the above referenced funds.

                           NEW SUBADVISORY AGREEMENT
                     WITH FIDELITY MANAGEMENT TRUST COMPANY


     At a meeting held on March 26, 1999, the Board, including the Disinterested Trustees, voted to accept the resignation of J.P. Morgan Investment Management, Inc. ("J.P. Morgan") as subadviser to the International Growth and Income Trust and to approve a new subadvisory agreement between the Adviser and Fidelity Management Trust Company ("FMTC") with respect to the International Growth and Income Trust, as well as the Aggressive Asset Allocation Trust and the Equity Trust, for which Portfolios FMTC currently serves as subadviser. Effective May 1, 1999, FMTC will replace J.P. Morgan as subadviser to the International Growth and Income Trust and will continue to serve as subadviser to the Aggressive Asset Allocation Trust and the Equity Trust. In addition, in connection with its approval of the new subadvisory agreement, the Board, including the Disinterested Trustees, approved a proposed change in the manner in which FMTC manages the Aggressive Asset Allocation Trust. Subject to shareholder approval, effective May 1, 1999, FMTC will manage the Aggressive Asset Allocation Trust using new investment strategies.



     In addition, due to these subadviser and portfolio management changes, on March 26, 1999, the Board unanimously approved changing the investment objective and certain non-fundamental policies of each of the Aggressive Asset Allocation Trust and the International Growth and Income Trust so they would reflect FMTC's proposed investment strategies. In connection with the foregoing, the Board also approved changing the names of the Aggressive Asset Allocation Trust, the Equity Trust and the International Growth and Income Trust to the Large Cap Growth Trust, the Mid Cap Blend Trust and the Overseas Trust, respectively, effective May 1, 1999. See "Proposal 4" and "Proposal 7" in the Proxy Statement for a description of the proposed change to the investment objective of each of the Aggressive Asset Allocation Trust and the International Growth and Income Trust.


MANAGEMENT AND CONTROL OF FIDELITY MANAGEMENT TRUST COMPANY


     FMTC is a wholly-owned subsidiary of FMR Corp. FMR Corp. was organized in 1972 and is the parent company of Fidelity Management & Research Company ("FMR"), an investment adviser organized in 1946. FMR is headquartered in Boston, Massachusetts and has affiliates in London, Tokyo and Hong Kong ("Fidelity Investments"). Fidelity Investments is the largest mutual fund company in the United States, managing over $765 billion in assets as of December 31, 1998. FMR Corp. and Fidelity Investments are privately held (there is no outside ownership). The principal business address of each of FMTC, FMR Corp. and FMR is 82 Devonshire Street, Boston, Massachusetts 02109.



     FMTC was established in 1981 to provide investment management services for institutional clients. FMTC currently manages in excess of $58 billion for more than 267 institutional clients. FMTC is a bank as defined under the Investment Advisers Act of 1940, as amended, and is therefore not required to be registered thereunder as an investment adviser.

     For information regarding the executive officers and directors of FMTC, see Exhibit B hereto.

APPROVAL OF NEW SUBADVISORY AGREEMENT

     The current subadviser to the Aggressive Asset Allocation Trust and the Equity Trust is FMTC, pursuant to a subadvisory agreement (the "FMTC Old Subadvisory Agreement") dated January 1, 1996, as amended December 31, 1996, between FMTC and Manulife Securities.

     The current subadviser to the International Growth and Income Trust is J.P. Morgan, pursuant to a subadvisory agreement (the "J.P. Morgan Old Subadvisory Agreement") dated January 1, 1996, between J.P. Morgan and Manulife Securities.

     The Board of Trustees of the Trust has approved a new subadvisory agreement between FMTC and Manulife Securities to become effective as of May 1, 1999 (the "FMTC New Subadvisory Agreement") in connection with the provision of subadvisory services to the Aggressive Asset Allocation Trust, the Equity Trust and the International Growth and Income Trust. As discussed above under "Information Statement -- Summary," shareholder approval of the FMTC New Subadvisory Agreement is not required.

DESCRIPTION OF NEW AND OLD SUBADVISORY AGREEMENTS


     While the provisions of the FMTC New Subadvisory Agreement are substantially similar to the provisions of the FMTC Old Subadvisory Agreement and the J.P. Morgan Old Subadvisory Agreement, a number of the differences between the agreements are noted below. The subadvisory fees payable under the FMTC New Subadvisory Agreement will be, at certain asset levels, higher than the fees paid under the FMTC Old Subadvisory Agreement and the J.P. Morgan Old Subadvisory Agreement and, at certain other asset levels, the same or lower than the fees paid under the FMTC Old Subadvisory Agreement and the J.P. Morgan Old Subadvisory Agreement.



     Under the terms of the FMTC Old Subadvisory Agreement and the J.P. Morgan Old Subadvisory Agreement, each of FMTC and J.P. Morgan manages the investment and reinvestment of the assets of the Aggressive Asset Allocation Trust and the Equity Trust, and the International Growth and Income Trust, respectively, subject to the supervision of the Trust's Board of Trustees. Under the terms of the FMTC New Subadvisory Agreement, FMTC will manage the investment and reinvestment of the assets of each Portfolio, subject to the supervision of the Trust's Board of Trustees. FMTC will formulate a continuous investment program for each Portfolio consistent with each Portfolio's investment objectives and policies. FMTC will implement such programs by purchases and sales of securities and will regularly report to the Adviser and the Trustees of the Trust with respect to the implementation of such programs. FMTC, at its expense, will furnish all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the efficient conduct of the investment affairs of each Portfolio.


     As compensation for its services, Manulife Securities receives an advisory fee computed separately for each Portfolio. The fee for each Portfolio is stated as an annual percentage of the value of the net assets of the Portfolio. The fee, which is accrued daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a Portfolio by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. While the shareholders of the Aggressive Asset Allocation Trust and the Equity Trust are being asked to approve advisory fee increases for such Portfolios, the following is a schedule of the advisory fees the Portfolios currently are obligated to pay the Adviser. See "Proposal
1 -- Advisory Fees" in the Proxy Statement.


                                                      ADVISORY
                     PORTFOLIO                          FEE
                     ---------                        --------
Aggressive Asset Allocation Trust...................   0.750%
Equity Trust........................................   0.750%
International Growth and Income Trust...............   0.950%


     As compensation for its services, each of FMTC and J.P. Morgan currently receives under the FMTC Old Subadvisory Agreement and the J.P. Morgan Old Subadvisory Agreement, respectively, and FMTC will receive under the FMTC New Subadvisory Agreement, a fee from the Adviser computed separately for each applicable Portfolio. The fee for each Portfolio is stated as an annual percentage of the value of the net assets of such Portfolio. The fees are calculated on the basis of the average of all valuations of net assets of a Portfolio made at the close of business on each business day of the Trust during the period for which such fees are paid. Once the average net assets of a Portfolio exceed specified amounts, the fee is reduced with respect to such excess. The following is a schedule of the management fees the Adviser currently is obligated to pay FMTC and J.P. Morgan under the FMTC Old Subadvisory Agreement and the J.P. Morgan Old Subadvisory Agreement, respectively, and will be obligated to pay FMTC under the FMTC New Subadvisory Agreement, out of the advisory fee it receives from each Portfolio as specified above. THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR EACH PORTFOLIO AND ARE NOT ADDITIONAL CHARGES TO ANY PORTFOLIO. APPROVAL OF THE FMTC NEW SUBADVISORY AGREEMENT HAS NOT RESULTED IN ANY INCREASE IN THE RATE OF THE ADVISORY FEES PAYABLE TO MANULIFE SECURITIES FOR THE INTERNATIONAL GROWTH AND INCOME TRUST. HOWEVER, APPROVAL OF THE FMTC NEW SUBADVISORY AGREEMENT HAS RESULTED, AT

CERTAIN ASSET LEVELS, IN AN INCREASE IN THE RATE OF THE SUBADVISORY FEES PAYABLE TO FMTC FOR THE INTERNATIONAL GROWTH AND INCOME TRUST AND THE AGGRESSIVE ASSET ALLOCATION TRUST. IN ADDITION, APPROVAL OF THE FMTC NEW SUBADVISORY AGREEMENT HAS RESULTED, AT CERTAIN ASSET LEVELS, IN AN INCREASE IN THE RATE OF THE SUBADVISORY FEES PAYABLE TO FMTC AND, AT CERTAIN OTHER ASSET LEVELS, IN A DECREASE IN THE RATE OF THE SUBADVISORY FEES PAYABLE TO FMTC FOR THE EQUITY TRUST. AS NOTED ABOVE UNDER "PROPOSAL 1 -- ADVISORY FEES" IN THE PROXY STATEMENT, SHAREHOLDERS OF THE AGGRESSIVE ASSET ALLOCATION TRUST AND THE EQUITY TRUST ARE BEING ASKED TO APPROVE INCREASES IN THE RATES OF THE ADVISORY FEES PAYABLE TO MANULIFE SECURITIES.


                                       BETWEEN        BETWEEN        BETWEEN
                                     $50,000,000    $200,000,000   $500,000,000
AGGRESSIVE ASSET          FIRST          AND            AND            AND        EXCESS OVER
ALLOCATION TRUST       $50,000,000   $200,000,000   $500,000,000   $750,000,000   $750,000,000
----------------       -----------   ------------   ------------   ------------   ------------
FMTC Old Subadvisory
  Agreement..........     0.400%        0.350%         0.300%         0.225%         0.225%

FMTC New Subadvisory
  Agreement..........     0.400%        0.400%         0.400%         0.400%         0.350%

                                       BETWEEN        BETWEEN        BETWEEN
                                     $50,000,000    $200,000,000   $500,000,000
                          FIRST          AND            AND            AND        EXCESS OVER
EQUITY TRUST           $50,000,000   $200,000,000   $500,000,000   $750,000,000   $750,000,000
------------           -----------   ------------   ------------   ------------   ------------
FMTC Old Subadvisory
  Agreement..........     0.375%        0.325%         0.275%         0.200%         0.200%

FMTC New Subadvisory
  Agreement..........     0.350%        0.350%         0.350%         0.350%         0.350%

                                       BETWEEN        BETWEEN        BETWEEN
INTERNATIONAL                        $50,000,000    $200,000,000   $500,000,000
GROWTH AND                FIRST          AND            AND            AND        EXCESS OVER
INCOME TRUST           $50,000,000   $200,000,000   $500,000,000   $750,000,000   $750,000,000
-------------          -----------   ------------   ------------   ------------   ------------
J.P. Morgan Old
  Subadvisory
  Agreement..........     0.500%        0.450%         0.400%         0.350%         0.350%

FMTC New Subadvisory
  Agreement..........     0.500%        0.500%         0.500%         0.500%         0.450%

     The FMTC Old Subadvisory Agreement required approval of the agreement as to the Aggressive Asset Allocation Trust and the Equity Trust by both (i) the Trustees of the Trust including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the agreement and (ii) a majority of the outstanding voting securities of the Aggressive Asset Allocation Trust and the Equity Trust. The J.P. Morgan Old Subadvisory Agreement required approval of the agreement as to the International Growth and Income Trust by both (i) the Trustees of the Trust including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the agreement and (ii) a majority of the outstanding voting securities of the International Growth and Income Trust. The FMTC New Subadvisory Agreement requires only approval of the Trustees of the Trust, including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the agreement.


     The FMTC New Subadvisory Agreement will continue in effect as to each Portfolio for an initial term of two years from the date of its execution and shall continue in effect thereafter only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Portfolio, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of any party to the FMTC New Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of any continuance of the FMTC New Subadvisory Agreement shall be effective with respect to a Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of any other Portfolio of the Trust affected by the FMTC New Subadvisory Agreement or all the Portfolios of the Trust.



     The FMTC New Subadvisory Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the other party or parties to the FMTC New Subadvisory Agreement and to the Trust, as appropriate:
(i) by the Trustees of the Trust; (ii) with respect to any Portfolio, by the vote of a majority of the outstanding voting securities of such Portfolio; (iii) by FMTC, or (iv) by the Adviser. The FMTC New Subadvisory Agreement will automatically terminate in the event of its assignment.



     Subject to the provisions of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted by, or interpretive releases of, the Commission, the FMTC New Subadvisory Agreement may be amended by the Adviser and FMTC provided such amendment is specifically approved by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to the FMTC New Subadvisory Agreement cast in person at a meeting called for the purpose of voting on such approval. The FMTC Old Subadvisory Agreement and the J.P. Morgan Old Subadvisory Agreement provided that any such amendment must be specifically approved by the vote of a majority of the outstanding voting securities of each of the Portfolios of the Trust affected by the amendment and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to the agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval would have been effective with respect to any affected Portfolio of the Trust if a majority of the outstanding voting securities of that Portfolio voted to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio of the Trust affected by the amendment or (b) all the Portfolios of the Trust. Shareholder approval is not required for an amendment to the FMTC New Subadvisory Agreement.



     The FMTC New Subadvisory Agreement provides that FMTC will not be liable to the Trust, the Adviser, any shareholder of the Trust, or any contractholder whose contract values are invested in shares of the Trust for any losses suffered by such parties resulting from any matters to which the agreement relates other than losses resulting from FMTC's willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its duties.


BOARD OF TRUSTEE CONSIDERATIONS


     At its meeting duly held on March 26, 1999, the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the FMTC New Subadvisory Agreement (with the advice and assistance of independent legal counsel), approved the FMTC New Subadvisory Agreement.



     The Board considered numerous factors in connection with the approval of the FMTC New Subadvisory Agreement as it applies to each of the Aggressive Asset Allocation Trust, the Equity Trust and the International Growth and Income Trust, including, but not limited to: (i) the nature and quality of the services provided by FMTC and J.P. Morgan under their respective agreements and the fees payable therefor, (ii) the nature and quality of the services to be provided by FMTC under the FMTC New Subadvisory Agreement, which includes those to be provided in connection with the proposed material changes to the investment objective and policies of each of the Aggressive Asset Allocation Trust and the International Growth and Income Trust, (iii) the background and experience of the investment personnel who will manage the Portfolios, (iv) the fees to be paid to FMTC under the FMTC New Subadvisory Agreement and other comparable investment companies, (v) performance information regarding each Portfolio and other comparable investment companies, and (vi) the proposed subadvisory fees in relation to the fees of other comparable portfolios.



     In evaluating the FMTC New Subadvisory Agreement, the Board, in particular, focused on the fact that the FMTC New Subadvisory Agreement is substantially similar to the FMTC Old Subadvisory Agreement and the J.P. Morgan Old Subadvisory Agreement, other than, for example, the changes noted above. The Board was also given audited financial statements of FMTC. In addition, the Board was provided with an analysis of its fiduciary obligations in connection with such considerations. In considering the FMTC New Subadvisory Agreement, the Trustees discussed the information provided to them and their fiduciary obligations.

SUBADVISORY FEES PAID

     For the year ended December 31, 1998, the Adviser paid FMTC the following subadvisory fees:

                                                    % OF AVERAGE
                                      $ AMOUNT       NET ASSETS
                                     -----------    ------------
Aggressive Asset Allocation
  Trust............................  $   874,869       0.350%
Equity Trust.......................  $ 3,567,981       0.233%

     For the year ended December 31, 1998, the Adviser paid J.P. Morgan the following subadvisory fees:

                                                    % OF AVERAGE
                                      $ AMOUNT       NET ASSETS
                                     -----------    ------------
International Growth and Income
  Trust............................  $ 1,003,054       0.457%

ADVISORY FEES PAID

     For the year ended December 31, 1998, the Portfolio paid the Adviser the following advisory fees:

                                                    % OF AVERAGE
                                      $ AMOUNT       NET ASSETS
                                     -----------    ------------
Aggressive Asset Allocation
  Trust............................  $ 1,874,673       0.750%
Equity Trust.......................  $11,504,927       0.750%
International Growth and Income
  Trust............................  $ 2,086,991       0.950%

     For the year ended December 31, 1998, the net investment advisory fees retained by the Adviser after payment of the subadvisory fee for the Portfolios were as follows:

                                                    % OF AVERAGE
                                      $ AMOUNT       NET ASSETS
                                     -----------    ------------
Aggressive Asset Allocation
  Trust............................  $   999,804       0.400%
Equity Trust.......................  $ 7,936,946       0.517%
International Growth and Income
  Trust............................  $ 1,083,937       0.493%

PRIOR TRUSTEE AND SHAREHOLDER APPROVAL OF THE FMTC OLD SUBADVISORY AGREEMENT AND THE J.P. MORGAN OLD SUBADVISORY AGREEMENT

     The FMTC Old Subadvisory Agreement was most recently approved by the Board of Trustees at a meeting held on December 17, 1998 in connection with annual approval of the FMTC Old Subadvisory Agreement. The FMTC Old Subadvisory Agreement was most recently approved by shareholders at a meeting held on December 5, 1995. This approval of the FMTC Old Subadvisory Agreement occurred in connection with the change of control of the Adviser as a result of the merger of North American Life Assurance Company, the former ultimate controlling parent company of Manulife Securities, and The Manufacturers Life Insurance Company, the current controlling parent company of Manulife Securities, on January 1, 1996.

     The J.P. Morgan Old Subadvisory Agreement was most recently approved by the Board of Trustees at a meeting held on June 29, 1998 in connection with annual approval of the J.P. Morgan Old Subadvisory Agreement. The J.P. Morgan Old Subadvisory Agreement was most recently approved by shareholders at a meeting held on December 5, 1995. This approval of the J.P. Morgan Old Subadvisory Agreement occurred in connection with the change of control of the Adviser as a result of the merger of North American Life Assurance Company, the former ultimate controlling parent company of Manulife Securities, and The Manufacturers Life Insurance Company, the current controlling parent company of Manulife Securities, on January 1, 1996.

OWNERSHIP OF THE TRUST

     For information regarding the shareholders and ownership of the Trust, see "General" in the Proxy Statement.

BROKERAGE TRANSACTIONS

     A description of the portfolio brokerage policies applicable to each Portfolio is set forth under "Additional Information -- Portfolio Brokerage" below.

OTHER INVESTMENT COMPANIES ADVISED BY FMTC


     FMTC does not currently act as investment adviser to any other portfolios registered under the 1940 Act with investment objectives and policies similar to the Aggressive Asset Allocation Trust, the Equity Trust or the International Growth and Income Trust (assuming that the changes proposed in Proposal 4 and Proposal 7 are approved by shareholders).

                           NEW SUBADVISORY AGREEMENT
                          WITH FRANKLIN ADVISERS, INC.


     At a meeting held on March 26, 1999, the Board, including the Disinterested Trustees, voted to accept the resignation of Warburg Pincus Asset Management Inc. ("Warburg Pincus") as subadviser to the Emerging Small Company Trust and to approve a subadvisory agreement between the Adviser and Franklin Advisers, Inc. ("Franklin Advisers") with respect to the Emerging Small Company Trust. Effective May 1, 1999, Franklin Advisers will replace Warburg Pincus as subadviser to the Emerging Small Company Trust.



     In addition, due to the change in subadviser, on March 26, 1999, the Board unanimously approved changing the investment objective and certain non-fundamental policies of the Portfolio so it would reflect Franklin Advisers' proposed investment strategies. See "Proposal 5" in the Proxy Statement for a description of the proposed changes to the Portfolio's investment objective.


MANAGEMENT AND CONTROL OF FRANKLIN ADVISERS, INC.

     Franklin Advisers is a California corporation which provides investment advisory services. As of December 31, 1998, Franklin Advisers and its affiliates managed approximately $220 billion in assets. Franklin Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. Both are located at 777 Mariners Island Boulevard, San Mateo, California 94404. Franklin Advisers is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

     For information regarding the executive officers and directors of Franklin Advisers, see Exhibit B hereto.

APPROVAL OF NEW SUBADVISORY AGREEMENT

     The current subadviser to the Emerging Small Company Trust is Warburg Pincus pursuant to a subadvisory agreement (the "Warburg Pincus Old Subadvisory Agreement") dated December 31, 1996, between Warburg, Pincus Counsellors, Inc. and Manulife Securities. Warburg Pincus is the successor entity to Warburg, Pincus Counsellors, Inc.

     The Board of Trustees of the Trust has approved a new subadvisory agreement between Franklin Advisers and Manulife Securities to become effective as of May 1, 1999 (the "Franklin New Subadvisory Agreement") in connection with the provision of subadvisory services to the Emerging Small Company Trust. As discussed above under "Information Statement -- Summary," shareholder approval of the Franklin New Subadvisory Agreement is not required.

DESCRIPTION OF NEW AND OLD SUBADVISORY AGREEMENTS


     While the provisions of the Franklin New Subadvisory Agreement are substantially similar to the provisions of the Warburg Pincus Old Subadvisory Agreement, a number of the differences between the agreements are noted below. The subadvisory fees payable under the Franklin New Subadvisory Agreement are, at certain asset levels, higher than the fees paid under the Warburg Pincus Old Subadvisory Agreement and, at certain asset levels, lower than the fees paid under the Warburg Pincus Old Subadvisory Agreement.


     Under the terms of the Warburg Pincus Old Subadvisory Agreement and the Franklin New Subadvisory Agreement, Warburg Pincus manages and Franklin Advisers will manage the investment and reinvestment of the assets of the Portfolio, subject to the supervision of the Trust's Board of Trustees. Franklin Advisers will formulate a continuous investment program for the Portfolio consistent with the Portfolio's investment objectives and policies. Franklin Advisers will implement such program by purchases and sales of securities and will periodically report to the Adviser and the Trustees of the Trust with respect to the implementation of such program. In addition, Franklin Advisers will purchase, sell, exchange or convert foreign currency in the spot or forward markets as necessary to facilitate transactions in international securities for the Portfolio. Franklin Advisers, at its expense, will furnish all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolio.


     As compensation for its services, Manulife Securities receives an advisory fee computed separately for the Portfolio. The fee for the Portfolio is stated as an annual percentage of the value of the net assets of the Portfolio. The fee, which is accrued daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for the Portfolio by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. See "Proposal 1 -- Advisory Fees" in the Proxy Statement. The following is a schedule of the advisory fees the Portfolio currently is obligated to pay the Adviser.


                    PORTFOLIO                      ADVISORY FEE
                    ---------                      ------------
Emerging Small Company Trust.....................     1.050%


     As compensation for its services, Warburg Pincus currently receives, and Franklin Advisers will receive, a fee from the Adviser computed separately for the Portfolio. The fee for the Portfolio is stated as an annual percentage of the value of the net assets of the Portfolio. The fees are calculated on the basis of the average of all valuations of net assets of the Portfolio made at the close of business on each business day of the Trust during the period for which such fees are paid. Once the average net assets of the Portfolio exceed specified amounts, the fee is reduced with respect to such excess. The following is a schedule of the management fees the Adviser currently is obligated to pay Warburg Pincus under the Warburg Pincus Old Subadvisory Agreement, and will be obligated to pay Franklin Advisers under the Franklin New Subadvisory Agreement, out of the advisory fee it receives from the Portfolio as specified above. THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR THE PORTFOLIO AND ARE NOT ADDITIONAL CHARGES TO THE PORTFOLIO. APPROVAL OF THE FRANKLIN NEW SUBADVISORY AGREEMENT HAS NOT RESULTED IN ANY INCREASE IN THE RATE OF THE ADVISORY FEES PAYABLE TO MANULIFE SECURITIES, BUT HAS RESULTED, AT CERTAIN ASSET LEVELS, IN AN INCREASE IN THE RATE OF THE SUBADVISORY FEES AND, AT CERTAIN ASSET LEVELS, IN A DECREASE IN THE RATE OF THE SUBADVISORY FEES.

                                           BETWEEN        BETWEEN
                                         $50,000,000    $200,000,000
EMERGING SMALL                FIRST          AND            AND        EXCESS OVER
COMPANY TRUST              $50,000,000   $200,000,000   $500,000,000   $500,000,000
--------------             -----------   ------------   ------------   ------------
Warburg Pincus Old
  Subadvisory
  Agreement..............    0.550%         0.550%         0.550%         0.550%
Franklin New Subadvisory
  Agreement..............    0.600%         0.600%         0.520%         0.500%

     The Warburg Pincus Old Subadvisory Agreement required approval of the agreement as to the Portfolio by both (i) the Trustees of the Trust including a majority of Trustees who are not "interested persons" (as defined in the 1940
Act) of any party to the agreement and (ii) a majority of the outstanding voting securities of the Portfolio. The Franklin New Subadvisory Agreement requires only approval of the Trustees of the Trust, including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the agreement.


     The Franklin New Subadvisory Agreement will continue in effect as to the Portfolio for an initial term of two years from the date of its execution and shall continue in effect thereafter only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Portfolio, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of any party to the Franklin New Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of any continuance of the Franklin New Subadvisory Agreement shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of any other portfolio of the Trust affected by the Franklin New Subadvisory Agreement or all the Portfolios of the Trust.

     The Franklin New Subadvisory Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the other party or parties to the Franklin New Subadvisory Agreements and to the Trust, as appropriate: (i) by the Trustees of the Trust; (ii) by the vote of a majority of the outstanding voting securities of the Trust, or, with respect to the Portfolio, by the vote of a majority of the outstanding voting securities of the Portfolio; (iii) by Franklin Advisers or (iv) by the Adviser. The Franklin New Subadvisory Agreement will automatically terminate in the event of its assignment.


     The Franklin New Subadvisory Agreement may be amended by the Adviser and Franklin Advisers provided such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and a majority of the Trustees of the Trust who are not interested persons of any party to the Franklin New Subadvisory Agreement cast in person at a meeting called for the purpose of voting on such approval. The Warburg Pincus Old Subadvisory Agreement, in addition, provided that any such amendment must be specifically approved by the vote of a majority of the outstanding voting securities of each of the portfolios of the Trust affected by the amendment. The required shareholder approval would have been effective with respect to any affected Portfolio of the Trust if a majority of the outstanding voting securities of that Portfolio voted to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio of the Trust affected by the amendment or (b) all the Portfolios of the Trust. Shareholder approval is not required for an amendment to the Franklin New Subadvisory Agreement.


     The Franklin New Subadvisory Agreement provides that Franklin Advisers will not be liable to the Trust or the Adviser for any losses suffered by such parties resulting from any matters to which the agreement relates other than losses resulting from Franklin Advisers' willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its duties.


BOARD OF TRUSTEE CONSIDERATIONS


     At its meeting duly held on March 26, 1999, the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Franklin New Subadvisory Agreement (with the advice and assistance of independent legal counsel), approved the Franklin New Subadvisory Agreement.


     The Board considered numerous factors in connection with the approval of the Franklin New Subadvisory Agreement as it applies to the Emerging Small Company Trust, including, but not limited to: (i) the nature and quality of the services provided by Warburg Pincus and the fees payable therefor, (ii) the nature and quality of the services to be provided by Franklin Advisers in connection with the proposed material changes to the Portfolio's investment objectives and policies, (iii) the background and experience of the investment personnel who will manage the Portfolio, (iv) the fees to be paid to Franklin Advisers and other comparable investment companies, (v) performance information regarding each Portfolio and other comparable investment companies, and (vi) the proposed subadvisory fees in relation to the fees of other comparable portfolios.


     In evaluating the Franklin New Subadvisory Agreement, the Board, in particular, focused on the fact that the Franklin New Subadvisory Agreement is substantially similar to the Warburg Pincus Old Subadvisory Agreement other than, for example, the changes noted above. The Board was also given audited financial statements of Franklin Advisers. In addition, the Board was provided with an analysis of its fiduciary obligations in connection with such considerations. In considering the Franklin New Subadvisory Agreement, the Trustees discussed the information provided to them and their fiduciary obligations.


SUBADVISORY FEES PAID

     For the year ended December 31, 1998, the Adviser paid Warburg Pincus the following subadvisory fees:

                                                    % OF AVERAGE
                                       $ AMOUNT      NET ASSETS
                                      ----------    ------------
Emerging Small Company Trust........  $1,538,613       0.550%

ADVISORY FEES PAID

     For the year ended December 31, 1998, the Portfolio paid the Adviser the following advisory fees:

                                                    % OF AVERAGE
                                       $ AMOUNT      NET ASSETS
                                      ----------    ------------
Emerging Small Company Trust........  $2,937,353       1.050%

     For the year ended December 31, 1998, the net investment advisory fees retained by the Adviser after payment of the subadvisory fee for the Portfolio were as follows:

                                                    % OF AVERAGE
                                       $ AMOUNT      NET ASSETS
                                      ----------    ------------
Emerging Small Company Trust........  $1,398,740       0.500%

PRIOR TRUSTEE AND SHAREHOLDER APPROVAL OF THE
WARBURG PINCUS OLD SUBADVISORY AGREEMENT

     The Warburg Pincus Old Subadvisory Agreement was most recently approved by the Board of Trustees at a meeting held on September 29, 1998. The Warburg Pincus Old Subadvisory Agreement was most recently approved by the sole shareholder of the Portfolio on January 1, 1997.

OWNERSHIP OF THE TRUST

     For information regarding the shareholders and ownership of the Trust, see "General" in the Proxy Statement.

BROKERAGE TRANSACTIONS

     A description of the portfolio brokerage policies applicable to the Portfolio is set forth under "Additional Information -- Portfolio Brokerage" below.

OTHER INVESTMENT COMPANIES ADVISED BY FRANKLIN ADVISERS

     Franklin Advisers acts as investment adviser to three other registered investment companies having similar investment objectives and policies to those of the Emerging Small Company Trust (assuming that the changes proposed in Proposal 5 are approved by shareholders). The size of each of these funds is as follows:

                                                ASSETS AS OF
       FRANKLIN SMALL CAP GROWTH FUND             4/30/98
       ------------------------------          --------------
Class A......................................  $3,957,972,469
Class B......................................  $  731,707,459
Advisor Class................................  $  118,682,860

                                                 ASSETS AS OF
    FRANKLIN VALUEMARK FUNDS SMALL CAP FUND        12/31/98
    ---------------------------------------      ------------
Class 1........................................  $315,459,858
Class 2........................................          N/A*

---------------
* Class 2 went effective January 5, 1999, after the fund's fiscal year end.

TEMPLETON VARIABLE PRODUCT SERIES                  ASSETS AS OF
SMALL CAP INVESTMENTS FUND                           12/31/98
---------------------------------                  ------------
Class 1..........................................   $  230,861
Class 2..........................................   $6,211,229

     Under its management agreement, each of the Franklin Small Cap Growth Fund, the Franklin Valuemark Funds Small Cap Fund and the Templeton Variable Product Series Small Cap Investments Fund pays Franklin Advisers a management fee based upon each fund's average daily net assets, computed at the following annual rates:

                                          BETWEEN        BETWEEN         BETWEEN         BETWEEN
                                       $100,000,000    $250,000,000    $10 BILLION    $12.5 BILLION     EXCESS
                           FIRST            AND            AND             AND             AND           OVER
FUND                   $100,000,000    $250,000,000    $10 BILLION    $12.5 BILLION    $15 BILLION    $15 BILLION
----                   -------------   -------------   ------------   -------------   -------------   -----------
Franklin Small Cap
  Growth Fund........     0.625%          0.500%          0.450%         0.440%          0.420%         0.400%

                                                               BETWEEN
                                                            $500,000,000       EXCESS
                                                FIRST            AND            OVER
FUND                                        $500,000,000     $1 BILLION      $1 BILLION
----                                        -------------   -------------    ----------
Franklin Valuemark Funds
  Small Cap Fund..........................     0.750%          0.625%          0.500%

                                                               BETWEEN
                                                            $200,000,000       EXCESS
                                                FIRST            AND            OVER
FUND                                        $200,000,000    $1.2 BILLION    $1.2 BILLION
----                                        -------------   -------------   ------------
Templeton Variable Product Series
  Small Cap Investments Fund..............     0.750%          0.650%          0.550%

     Franklin Advisers has not waived, reduced or otherwise agreed to reduce its compensation under any applicable contract for the current and last fiscal year for either the Franklin Valuemark Funds Small Cap Fund or the Franklin Small Cap Growth Fund.

     Franklin Advisers has agreed in advance to waive management fees and to make certain payments to reduce fund expenses as necessary so that total fund operating expenses do not exceed 1.00% of the Templeton Variable Product Series Small Cap Investments Fund's Class 1 net assets and 1.25% of the Templeton Variable Product Series Small Cap Investments Fund's Class 2 net assets through 1999.

                           NEW SUBADVISORY AGREEMENT
                   WITH PACIFIC INVESTMENT MANAGEMENT COMPANY


     At a meeting held on March 26, 1999, the Board, including the Disinterested Trustees, voted to accept the resignation of Oechsle International Advisors, LLC ("Oechsle LLC") as subadviser to the Global Government Bond Trust and to approve a subadvisory agreement between the Adviser and Pacific Investment Management Company ("PIMCO") with respect to the Global Government Bond Trust. Effective May 1, 1999, PIMCO will replace Oechsle LLC as subadviser to the Global Government Bond Trust.



     In addition, due to the change in subadviser, on March 26, 1999, the Board unanimously approved changing the investment objective and certain non-fundamental policies of the Portfolio so they would reflect PIMCO's proposed investment strategies. In connection with the foregoing, the Board also approved changing the name of the Global Government Bond Trust to the Global Bond Trust, effective May 1, 1999. See "Proposal 8" in the Proxy Statement for a description of the proposed changes to the Portfolio's investment objective.


MANAGEMENT AND CONTROL OF PACIFIC INVESTMENT MANAGEMENT TRUST COMPANY

     PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO, founded in 1971, is a subsidiary of PIMCO Advisors, L.P., whose principal business address is 800 Newport Center Drive, Newport Beach, California 92660. The general partners of PIMCO Advisors, L.P. are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company, and PIMCO Partners LLC, a California limited liability company. PIMCO Holding LLC is an indirect wholly-owned subsidiary of Pacific Life Insurance Company, whose principal business address is 700 Newport Center Drive, Newport Beach, California 92660. PIMCO Holding LLC and PIMCO Partners LLC are controlled by the current Managing Directors and two former Managing Directors of PIMCO. PIMCO Partners G.P. is the sole general partner of PAH. PIMCO had approximately $157.96 billion in assets under management as of December 31, 1998 and PIMCO Advisors, L.P. had approximately $244.2 billion in assets under management as of December 31, 1998. PIMCO is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

     For information regarding the executive officers and directors of PIMCO, see Exhibit B hereto.

APPROVAL OF NEW SUBADVISORY AGREEMENT

     The current subadviser to the Global Government Bond Trust is Oechsle LLC pursuant to a subadvisory agreement (the "Oechsle Old Subadvisory

Agreement") dated October 8, 1998, between Oechsle LLC and Manulife Securities.

     The Board of Trustees of the Trust has approved a new subadvisory agreement between PIMCO and Manulife Securities to become effective as of May 1, 1999 (the "PIMCO New Subadvisory Agreement") in connection with the provision of subadvisory services to the Global Government Bond Trust. As discussed above under "Information Statement -- Summary," shareholder approval of the PIMCO New Subadvisory Agreement is not required.

DESCRIPTION OF NEW AND OLD SUBADVISORY AGREEMENTS


     While the provisions of the PIMCO New Subadvisory Agreement are substantially similar to the provisions of the Oechsle Old Subadvisory Agreement, a number of the differences between the agreements are noted below. The subadvisory fees payable under the PIMCO New Subadvisory Agreement are the same as the fees paid under the Oechsle Old Subadvisory Agreement.


     Under the terms of the Oechsle Old Subadvisory Agreement and the PIMCO New Subadvisory Agreement, Oechsle LLC manages and PIMCO will manage the investment and reinvestment of the assets of the Portfolio, subject to the supervision of the Trust's Board of Trustees. PIMCO will formulate a continuous investment program for the Portfolio consistent with the Portfolio's investment objectives and policies. PIMCO will implement such program by purchases and sales of securities and will regularly report to the Adviser and the Trustees of the Trust with respect to the implementation of such program. PIMCO, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the efficient conduct of the investment affairs of the Portfolio.


     As compensation for its services, Manulife Securities receives an advisory fee computed separately for the Portfolio. The fee for the Portfolio is stated as an annual percentage of the value of the net assets of the Portfolio. The fee, which is accrued daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for the Portfolio by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. See "Proposal 1 -- Advisory Fees" in the Proxy Statement. The following is a schedule of the advisory fees the Portfolio currently is obligated to pay the Adviser.


                   PORTFOLIO                       ADVISORY FEE
                   ---------                       ------------
Global Government Bond Trust...................       0.800%

     As compensation for its services, Oechsle LLC currently receives, and PIMCO will receive, a fee from the Adviser computed separately for the Portfolio. The fee for the Portfolio is stated as an annual percentage of the value of the net assets of the Portfolio. The fees are calculated on the basis of the average of all valuations of net assets of the Portfolio made at the close of business on each business day of the Trust during the period for which such fees are paid. Once the average net assets of the Portfolio exceed specified amounts, the fee is reduced with respect to such excess. The following is a schedule of the management fees the Adviser currently is obligated to pay Oechsle LLC under the Oechsle Old Subadvisory Agreement, and will be obligated to pay PIMCO under the PIMCO New Subadvisory Agreement, out of the advisory fee it receives from the Portfolio as specified above. THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR THE PORTFOLIO AND ARE NOT ADDITIONAL CHARGES TO THE PORTFOLIO. APPROVAL OF THE PIMCO NEW SUBADVISORY AGREEMENT HAS NOT RESULTED IN ANY INCREASE IN THE RATE OF THE ADVISORY FEES PAYABLE TO MANULIFE SECURITIES OR IN THE RATE OF THE SUBADVISORY FEES.


                                              BETWEEN        BETWEEN
                                            $50,000,000    $200,000,000
                                 FIRST          AND            AND        EXCESS OVER
GLOBAL GOVERNMENT BOND TRUST  $50,000,000   $200,000,000   $500,000,000   $500,000,000
----------------------------  -----------   ------------   ------------   ------------
Oechsle Old Subadvisory
  Agreement...............       0.375%        0.350%         0.300%         0.250%
PIMCO New Subadvisory
  Agreement...............       0.375%        0.350%         0.300%         0.250%

     The Oechsle Old Subadvisory Agreement required, and the PIMCO New Subadvisory Agreement requires, approval of the agreement by the Trustees of the Trust, including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the agreement.


     The PIMCO New Subadvisory Agreement will continue in effect as to the Portfolio for an initial term of two years from the date of its execution and shall continue in effect thereafter only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Portfolio, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of any party to the PIMCO New Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of any continuance of the PIMCO New Subadvisory Agreement shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of any other portfolio of the Trust affected by the PIMCO New Subadvisory Agreement or by all the Portfolios of the Trust.

     The PIMCO New Subadvisory Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the other party or parties to the PIMCO New Subadvisory Agreements and to the Trust, as appropriate: (i) by the Trustees of the Trust; (ii) by the vote of a majority of the outstanding voting securities of the Trust, or by the vote of a majority of the outstanding voting securities of the Portfolio; (iii) by PIMCO; or (iv) by the Adviser. The PIMCO New Subadvisory Agreement will automatically terminate in the event of its assignment.


     The PIMCO New Subadvisory Agreement may be amended by the Adviser and PIMCO provided such amendment is in writing and specifically approved by the vote of a majority of the Trustees of the Trust and a majority of the Trustees of the Trust who are not interested persons of any party to the PIMCO New Subadvisory Agreement cast in person at a meeting called for the purpose of voting on such approval. The Oechsle Old Subadvisory Agreement, in addition, provided that any such amendment must be specifically approved by the vote of a majority of the outstanding voting securities of the Portfolio. The required shareholder approval would have been effective if a majority of the outstanding voting securities of the Portfolio voted to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Portfolio subject to the agreement. Shareholder approval is not required for an amendment to the PIMCO New Subadvisory Agreement.


     The PIMCO New Subadvisory Agreement provides that PIMCO will not be liable to the Trust or the Adviser for any losses suffered by such parties resulting from any matters to which the agreement relates other than losses resulting from PIMCO's willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its duties.


BOARD OF TRUSTEE CONSIDERATIONS


     At its meeting duly held on March 26, 1999, the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the PIMCO New Subadvisory Agreement (with the advice and assistance of independent legal counsel), approved the PIMCO New Subadvisory Agreement.


     The Board considered numerous factors in connection with the approval of the PIMCO New Subadvisory Agreement as it applies to the Global Government Bond Trust, including, but not limited to: (i) the nature and quality of the services provided by Oechsle LLC and the fees payable therefor, (ii) the nature and quality of the services to be provided by PIMCO in connection with the proposed material changes to the Portfolio's investment objectives and policies, (iii) the background and experience of the investment personnel who will manage the Portfolio, (iv) the fees to be paid to PIMCO and other comparable investment companies, (v) performance information regarding the

Portfolio and other comparable investment companies, and (vi) the proposed subadvisory fees in relation to the fees of other comparable portfolios.


     In evaluating the PIMCO New Subadvisory Agreement, the Board, in particular, focused on the fact that the PIMCO New Subadvisory Agreement is substantially similar to the Oechsle Old Subadvisory Agreement, other than, for example, the changes noted above. The Board was also given audited financial statements of PIMCO. In addition, the Board was provided with an analysis of its fiduciary obligations in connection with such considerations. In considering the PIMCO New Subadvisory Agreement, the Trustees discussed the information provided to them and their fiduciary obligations.


SUBADVISORY FEES PAID

     For the year ended December 31, 1998, the Adviser paid Oechsle LLC the following subadvisory fees:

                                                   % OF AVERAGE
                                       $ AMOUNT     NET ASSETS
                                       --------    ------------
Global Government Bond Trust.........  $723,763       0.355%

ADVISORY FEES PAID

     For the year ended December 31, 1998, the Portfolio paid the Adviser the following advisory fees:

                                                    % OF AVERAGE
                                       $ AMOUNT      NET ASSETS
                                      ----------    ------------
Global Government Bond Trust........  $1,632,065       0.800%

     For the year ended December 31, 1998, the net investment advisory fees retained by the Adviser after payment of the subadvisory fee for the Portfolio were as follows:

                                                   $ OF AVERAGE
                                       $ AMOUNT     NET ASSETS
                                       --------    ------------
Global Government Bond Trust.........  $908,302       0.445%

PRIOR TRUSTEE AND SHAREHOLDER APPROVAL OF THE
OECHSLE OLD SUBADVISORY AGREEMENT

     The Oechsle Old Subadvisory Agreement was most recently approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Oechsle Old Subadvisory Agreement, at a meeting held on June 29, 1998. Pursuant to the order received by the Trust from the Securities and Exchange Commission discussed above under "Information Statement -- Summary," no shareholder approval was required for the Oechsle Old Subadvisory Agreement.

OWNERSHIP OF THE TRUST

     For information regarding the shareholders and ownership of the Trust, see "General" in the Proxy Statement.

BROKERAGE TRANSACTIONS

     A description of the portfolio brokerage policies applicable to the Portfolio is set forth under "Additional Information -- Portfolio Brokerage" below.

OTHER INVESTMENT COMPANIES ADVISED BY PIMCO

     PIMCO acts as investment adviser to two other registered investment companies having similar investment objectives and policies to those of the Global Government Bond Trust (assuming that the changes proposed in Proposal 8 are approved by shareholders). The size of these funds and the rate of PIMCO's compensation for such investment companies are as follows:


                                                 FEE RATE FOR   FEE RATE FOR THE
                                  ASSETS AS OF    THE FIRST       EXCESS OVER
              FUND                  12/31/98     $200,000,000     $200,000,000
              ----                ------------   ------------   ----------------
PIMCO Global Bond Fund..........  $967,782,223      0.250%           0.250%
Forward Global Fund.............  $ 29,802,970      0.350%           0.300%


     PIMCO has not waived, reduced or otherwise agreed to reduce its compensation under any applicable contract for either the PIMCO Global Bond Fund or the Forward Global Fund.

                           NEW SUBADVISORY AGREEMENT
                       WITH STATE STREET GLOBAL ADVISORS


     At a meeting held on March 26, 1999, the Board, including the Disinterested Trustees, voted to accept the resignation of Founders Asset Management LLC ("Founders") as subadviser to the Growth Trust and to approve a subadvisory agreement between the Adviser and the State Street Global Advisors division of State Street Bank and Trust Company ("State Street") with respect to the Growth Trust. Effective May 1, 1999, State Street will replace Founders as subadviser to the Growth Trust.



     In addition, due to the change in subadviser, on March 26, 1999, the Board unanimously approved changing certain non-fundamental policies of the Portfolio so they would reflect State Street's proposed investment strategies.


MANAGEMENT AND CONTROL OF STATE STREET GLOBAL ADVISORS

     State Street is located at Two International Place, Boston, Massachusetts 02110. State Street has been in the business of providing investment advisory services since 1978. As of December 31, 1998, State Street had approximately $485 billion in assets under management. State Street is a division of State Street Bank and Trust Company, whose principal address is 225 Franklin Street, Boston, Massachusetts 02110. State Street is a "bank" as defined under the Investment Advisers Act of 1940, as amended, and is therefore not required to be registered thereunder as an investment adviser.

     For information regarding the executive officers and directors of State Street, see Exhibit B hereto.

APPROVAL OF NEW SUBADVISORY AGREEMENT

     The current subadviser to the Growth Trust is Founders pursuant to a subadvisory agreement (the "Founders Old Subadvisory Agreement") dated April 1, 1996.

     The Board of Trustees of the Trust has approved a new subadvisory agreement between State Street and Manulife Securities to become effective as of May 1, 1999 (the "State Street New Subadvisory Agreement") in connection with the provision of subadvisory services to the Growth Trust. As discussed above under "Information Statement -- Summary," shareholder approval of the State Street New Subadvisory Agreement is not required.

DESCRIPTION OF NEW AND OLD SUBADVISORY AGREEMENTS


     While the provisions of the State Street New Subadvisory Agreement are substantially similar to the provisions of the Founders Old Subadvisory Agreement, a number of the differences between the agreements are noted below. The subadvisory fees payable under the State Street New Subadvisory

Agreement are, at certain asset levels, lower than the fees paid under the Founders Old Subadvisory Agreement.

     Under the terms of the Founders Old Subadvisory Agreement and the State Street New Subadvisory Agreement, Founders manages and State Street will manage the investment and reinvestment of the assets of the Portfolio, subject to the supervision of the Trust's Board of Trustees. State Street will formulate a continuous investment program for the Portfolio consistent with the Portfolio's investment objectives and policies. State Street will implement such program by purchases and sales of securities and will regularly report to the Adviser and the Trustees of the Trust with respect to the implementation of such program. State Street, at its expense, will furnish all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the efficient conduct of the investment affairs of the Portfolio.


     As compensation for its services, Manulife Securities receives an advisory fee computed separately for the Portfolio. The fee for the Portfolio is stated as an annual percentage of the value of the net assets of the Portfolio. The fee, which is accrued daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a Portfolio by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. See "Proposal 1 -- Advisory Fees" in the Proxy Statement. The following is a schedule of the advisory fees the Portfolio currently is obligated to pay the Adviser.


PORTFOLIO                                          ADVISORY FEE
---------                                          ------------
Growth Trust...................................       0.850%


     As compensation for its services, Founders currently receives, and State Street will receive, a fee from the Adviser computed separately for the Portfolio. The fee for the Portfolio is stated as an annual percentage of the value of the net assets of the Portfolio. The fees are calculated on the basis of the average of all valuations of net assets of the Portfolio made at the close of business on each business day of the Trust during the period for which such fees are paid. Once the average net assets of the Portfolio exceed specified amounts, the fee is reduced with respect to such excess. The following is a schedule of the management fees the Adviser currently is obligated to pay Founders under the Founders Old Subadvisory Agreement, and will be obligated to pay State Street under the State Street New Subadvisory Agreement, out of the advisory fee it receives from the Portfolio as specified above. THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR THE PORTFOLIO AND ARE NOT ADDITIONAL CHARGES TO THE PORTFOLIO. APPROVAL OF THE STATE STREET NEW SUBADVISORY AGREEMENT HAS NOT RESULTED IN ANY INCREASE IN THE RATE OF THE ADVISORY FEES PAYABLE TO MANULIFE SECURITIES BUT HAS RESULTED, AT CERTAIN ASSET LEVELS, IN A

DECREASE IN THE RATE OF THE SUBADVISORY FEES AND, THEREFORE, AN INCREASE IN THE PERCENTAGE OF THE ADVISORY FEES RETAINED BY MANULIFE SECURITIES.


                                        BETWEEN         BETWEEN
                                      $50,000,000     $200,000,000
                          FIRST           AND             AND         EXCESS OVER
GROWTH TRUST           $50,000,000    $200,000,000    $500,000,000    $500,000,000
------------           -----------    ------------    ------------    ------------
Founders Old
  Subadvisory
  Agreement..........     0.450%         0.450%          0.350%          0.300%
State Street New
  Subadvisory
  Agreement..........     0.400%         0.400%          0.350%          0.300%

     The Founders Old Subadvisory Agreement required approval of the agreement as to a Portfolio by both (i) the Trustees of the Trust including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the agreement and (ii) a majority of the outstanding voting securities of a Portfolio. The State Street New Subadvisory Agreement requires only approval of the Trustees of the Trust, including a majority of Trustees who are not "interested persons" (as defined, in the 1940 Act) of any party to the agreement.


     The State Street New Subadvisory Agreement will continue in effect as to the Portfolio for an initial term of two years from the date of its execution and shall continue in effect thereafter only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Portfolio, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of any party to the State Street New Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of any continuance of the State Street New Subadvisory Agreement shall be effective with respect to a Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of any other portfolio of the Trust affected by the State Street New Subadvisory Agreement or by all the Portfolios of the Trust.



     The State Street New Subadvisory Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the other party or parties to the State Street New Subadvisory Agreement and to the Trust, as appropriate: (i) by the Trustees of the Trust; (ii) by the vote of a majority of the outstanding voting securities of the Trust, or by the vote of a majority of the outstanding voting securities of the Portfolio; (iii) by State Street or
(iv) by the Adviser. The State Street New Subadvisory Agreement will automatically terminate in the event of its assignment.

     The State Street New Subadvisory Agreement may be amended by the Adviser and State Street provided such amendment is in writing and specifically approved by the vote of a majority of the Trustees of the Trust and a majority of the Trustees of the Trust who are not interested persons of any party to the State Street New Subadvisory Agreement cast in person at a meeting called for the purpose of voting on such approval. The Founders Old Subadvisory Agreement, in addition, provided that any such amendment must be specifically approved by the vote of a majority of the outstanding voting securities of each of the Portfolios of the Trust affected by the amendment. The required shareholder approval would have been effective with respect to any affected Portfolio of the Trust if a majority of the outstanding voting securities of that Portfolio voted to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio of the Trust affected by the amendment or (b) all the Portfolios of the Trust. Shareholder approval is not required for an amendment to the State Street New Subadvisory Agreement.



     The State Street New Subadvisory Agreement provides that State Street will not be liable to the Trust or the Adviser for any losses suffered by such parties resulting from any matters to which the agreement relates other than losses resulting from State Street's willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its duties.


BOARD OF TRUSTEE CONSIDERATIONS


     At its meeting duly held on March 26, 1999, the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the State Street New Subadvisory Agreement (with the advice and assistance of independent legal counsel), approved the State Street New Subadvisory Agreement.


     The Board considered numerous factors in connection with the approval of the State Street New Subadvisory Agreement as it applies to the Growth Trust, including, but not limited to: (i) the nature and quality of the services provided by Founders and the fees payable therefor, (ii) the nature and quality of the services to be provided by State Street in connection with the proposed changes to the Portfolio's policies, (iii) the background and experience of the investment personnel who will manage the Portfolio, (iv) the fees to be paid to State Street and other comparable investment companies, (v) performance information regarding the Portfolio and other comparable investment companies, and (vi) the proposed subadvisory fees in relation to the fees of other comparable portfolios.


     In evaluating the State Street New Subadvisory Agreement, the Board, in particular, focused on the fact that the State Street New Subadvisory Agreement is substantially similar to the Founders Old Subadvisory Agreement, other than, for example, the changes noted above. The Board was also given audited financial statements of State Street. In addition, the Board was provided with an analysis of its fiduciary obligations in connection with such considerations. In considering the State Street New Subadvisory Agreement, the Trustees discussed the information provided to them and their fiduciary obligations.

SUBADVISORY FEES PAID

     For the year ended December 31, 1998, the Adviser paid Founders the following subadvisory fees:

                                                   % OF AVERAGE
                                       $ AMOUNT     NET ASSETS
                                       --------    ------------
Growth Trust.........................  $991,056       0.436%

ADVISORY FEES PAID

     For the year ended December 31, 1998, the Portfolio paid the Adviser the following advisory fees:

                                                    % OF AVERAGE
                                       $ AMOUNT      NET ASSETS
                                      ----------    ------------
Growth Trust........................  $1,930,442       0.850%

     For the year ended December 31, 1998, the net investment advisory fees retained by the Adviser after payment of the subadvisory fee for the Portfolio were as follows:

                                                   % OF AVERAGE
                                       $ AMOUNT     NET ASSETS
                                       --------    ------------
Growth Trust.........................  $939,386       0.414%

PRIOR TRUSTEE AND SHAREHOLDER APPROVAL OF THE FOUNDERS
OLD SUBADVISORY AGREEMENT

     The Founders Old Subadvisory Agreement was most recently approved by the Board of Trustees at a meeting held on December 11, 1997 in connection with the merger of Founders Asset Management, Inc. with and into Founders Asset Management LLC which occurred on April 4, 1998. Pursuant to the order received by the Trust from the Securities and Exchange Commission discussed above under "Information Statement -- Summary," no shareholder approval was required for the Founders Old Subadvisory Agreement.

OWNERSHIP OF THE TRUST

     For information regarding the shareholders and ownership of the Trust, see "General" in the Proxy Statement.

BROKERAGE TRANSACTIONS

     A description of the portfolio brokerage policies applicable to the Portfolio is set forth under "Additional Information -- Portfolio Brokerage" below.

OTHER INVESTMENT COMPANIES ADVISED BY STATE STREET

     State Street does not currently act as investment adviser to any other portfolios with investment objectives and policies similar to the Growth Trust.

                           NEW SUBADVISORY AGREEMENT
                    WITH WELLINGTON MANAGEMENT COMPANY, LLP


     At a meeting held on March 26, 1999, the Board, including the Disinterested Trustees, voted to approve a new subadvisory agreement between the Adviser and Wellington Management Company, LLP ("Wellington Management") with respect to the Growth and Income Trust and the Investment Quality Bond Trust. Effective May 1, 1999, Wellington Management will continue to serve as subadviser to the Growth and Income Trust and the Investment Quality Bond Trust pursuant to the new subadvisory agreement.


MANAGEMENT AND CONTROL OF WELLINGTON MANAGEMENT

     Wellington Management is located at 75 State Street, Boston, Massachusetts 02109. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals since 1928. As of December 31, 1998, Wellington Management had discretionary investment authority with respect to approximately $211 billion in client assets. Wellington Management is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.


     Wellington Management is managed by its active partners. The managing partners of Wellington Management as of December 31, 1998 were Robert W. Doran, Duncan M. McFarland and John R. Ryan. For information regarding the executive officers and partners of Wellington Management, see Exhibit B hereto.


APPROVAL OF NEW SUBADVISORY AGREEMENT

     Wellington Management is the current subadviser to the Growth and Income Trust and the Investment Quality Bond Trust pursuant to a subadvisory agreement (the "Wellington Old Subadvisory Agreement") dated January 1, 1996, between Wellington Management and Manulife Securities.

     The Board of Trustees of the Trust has approved a new subadvisory agreement between Wellington Management and Manulife Securities to become effective as of May 1, 1999 (the "Wellington New Subadvisory Agreement") in connection with the provision of subadvisory services to the Growth and Income Trust and the Investment Quality Bond Trust. As discussed above under "Information
Statement -- Summary," shareholder approval of the Wellington New Subadvisory Agreement is not required.

DESCRIPTION OF NEW AND OLD SUBADVISORY AGREEMENTS


     While the provisions of the Wellington New Subadvisory Agreement are substantially similar to the provisions of the Wellington Old Subadvisory

Agreement, a number of the differences between the agreements are noted below. The subadvisory fees payable under the Wellington New Subadvisory Agreement are the same as the fees paid under the Wellington Old Subadvisory Agreement.


     Under the terms of the Wellington Old Subadvisory Agreement and the Wellington New Subadvisory Agreement, Wellington Management manages the investment and reinvestment of the assets of each Portfolio, subject to the supervision of the Trust's Board of Trustees. Wellington Management formulates a continuous investment program for each Portfolio consistent with each Portfolio's investment objectives and policies. Wellington Management implements such programs by purchases and sales of securities and reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs. Wellington Management, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the efficient conduct of the investment affairs of each Portfolio.


     As compensation for its services, Manulife Securities receives an advisory fee computed separately for each Portfolio. The fee for each Portfolio is stated as an annual percentage of the value of the net assets of such Portfolio. The fee, which is accrued daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a Portfolio by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. See "Proposal 1 -- Advisory Fees" in the Proxy Statement. The following is a schedule of the advisory fees the Portfolios currently are obligated to pay the Adviser.


PORTFOLIO                                          ADVISORY FEE
---------                                          ------------
Growth and Income Trust........................       0.750%
Investment Quality Bond Trust..................       0.650%


     As compensation for its services, Wellington Management receives a fee from the Adviser computed separately for each applicable Portfolio. The fee for each Portfolio is stated as an annual percentage of the value of the net assets of such Portfolio. The fees are calculated on the basis of the average of all valuations of net assets of a Portfolio made at the close of business on each business day of the Trust during the period for which such fees are paid. Once the average net assets of a Portfolio exceed specified amounts, the fee is reduced with respect to such excess. The following is a schedule of the management fees the Adviser is obligated to pay Wellington Management under the Wellington Old Subadvisory Agreement and the Wellington New Subadvisory Agreement, out of the advisory fee it receives from each Portfolio as specified above. THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR EACH PORTFOLIO AND ARE NOT ADDITIONAL CHARGES TO EITHER PORTFOLIO. APPROVAL OF THE WELLINGTON

NEW SUBADVISORY AGREEMENT HAS NOT RESULTED IN ANY INCREASE IN THE RATE OF THE ADVISORY FEES PAYABLE TO MANULIFE SECURITIES OR IN THE RATE OF THE SUBADVISORY FEES.

                                        BETWEEN         BETWEEN
                                      $50,000,000     $200,000,000
GROWTH AND                FIRST           AND             AND         EXCESS OVER
INCOME TRUST           $50,000,000    $200,000,000    $500,000,000    $500,000,000
------------           -----------    ------------    ------------    ------------
Wellington Old
  Subadvisory
  Agreement..........     0.325%         0.275%          0.225%          0.150%
Wellington New
  Subadvisory
  Agreement..........     0.325%         0.275%          0.225%          0.150%

                                        BETWEEN         BETWEEN
                                      $50,000,000     $200,000,000
INVESTMENT QUALITY        FIRST           AND             AND         EXCESS OVER
BOND TRUST             $50,000,000    $200,000,000    $500,000,000    $500,000,000
------------------     -----------    ------------    ------------    ------------
Wellington Old
  Subadvisory
  Agreement..........     0.225%         0.225%          0.150%          0.100%
Wellington New
  Subadvisory
  Agreement..........     0.225%         0.225%          0.150%          0.100%

     The Wellington Old Subadvisory Agreement required approval of the agreement as to a Portfolio by both (i) the Trustees of the Trust including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the agreement and (ii) a majority of the outstanding voting securities of a Portfolio. The Wellington New Subadvisory Agreement requires only approval of the Trustees of the Trust, including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the agreement.


     The Wellington New Subadvisory Agreement will continue in effect as to each Portfolio for an initial term of two years from the date of its execution and shall continue in effect thereafter only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Portfolio, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of any party to the Wellington New Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of any continuance of the Wellington New Subadvisory Agreement shall be effective with respect to a Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of any other portfolio of the

Trust affected by the Wellington New Subadvisory Agreement or by all the Portfolios of the Trust.


     The Wellington New Subadvisory Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the other party or parties to the Wellington New Subadvisory Agreement and to the Trust, as appropriate: (i) by the Trustees of the Trust; (ii) by the vote of a majority of the outstanding voting securities of the Trust, or with respect to either Portfolio, by the vote of a majority of the outstanding voting securities of such Portfolio; (iii) by Wellington Management or (iv) by the Adviser. The Wellington New Subadvisory Agreement will automatically terminate in the event of its assignment.



     The Wellington New Subadvisory Agreement may be amended by the Adviser and Wellington Management provided such amendment is specifically approved by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to the Wellington New Subadvisory Agreement cast in person at a meeting called for the purpose of voting on such approval. The Wellington Old Subadvisory Agreement, in addition, provided that any such amendment must be specifically approved by the vote of a majority of the outstanding voting securities of each of the Portfolios of the Trust affected by the amendment. The required shareholder approval would have been effective with respect to any affected portfolio of the Trust if a majority of the outstanding voting securities of that Portfolio voted to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio of the Trust affected by the amendment or (b) all the Portfolios of the Trust. Shareholder approval is not required for an amendment to the Wellington New Subadvisory Agreement.



     The Wellington New Subadvisory Agreement provides that Wellington Management will not be liable to the Trust or the Adviser for any losses suffered by such parties resulting from any matters to which the agreement relates other than losses resulting from Wellington Management's willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its duties.


BOARD OF TRUSTEE CONSIDERATIONS


     At its meeting duly held on March 26, 1999, the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Wellington New Subadvisory Agreement (with the advice and assistance of independent legal counsel), approved the Wellington New Subadvisory Agreement.


     The Board considered numerous factors in connection with the approval of the Wellington New Subadvisory Agreement as it applies to the Growth and

Income Trust and the Investment Quality Bond Trust, including, but not limited to: (i) the nature and quality of the services provided by Wellington Management, (ii) the background and experience of the investment personnel who will manage each Portfolio, (iii) the fees to be paid to Wellington Management and other comparable investment companies, (iv) performance information regarding each Portfolio and other comparable investment companies, and (v) the proposed subadvisory fees in relation to fees of other comparable portfolios.


     In evaluating the Wellington New Subadvisory Agreement, the Board, in particular, focused on the fact that the Wellington New Subadvisory Agreement is substantially similar to the Wellington Old Subadvisory Agreement, other than, for example, the changes noted above. The Board was also given audited financial statements of Wellington Management. In addition, the Board was provided with an analysis of its fiduciary obligations in connection with such considerations. In considering the Wellington New Subadvisory Agreement, the Trustees discussed the information provided to them and their fiduciary obligations.


SUBADVISORY FEES PAID

     For the year ended December 31, 1998, the Adviser paid Wellington Management the following subadvisory fees:

                                                        % OF
                                                      AVERAGE
                                        $ AMOUNT     NET ASSETS
                                       ----------    ----------
Growth and Income Trust..............  $3,370,654      0.176%
Investment Quality Bond Trust........  $  521,489      0.210%

ADVISORY FEES PAID

     For the year ended December 31, 1998, the Portfolios paid the Adviser the following advisory fees:

                                                        % OF
                                                      AVERAGE
                                       $ AMOUNT      NET ASSETS
                                      -----------    ----------
Growth and Income Trust.............  $14,353,269      0.750%
Investment Quality Bond Trust.......  $ 1,610,817      0.650%

     For the year ended December 31, 1998, the net investment advisory fees retained by the Adviser after payment of the subadvisory fee for the Portfolios were as follows:

                                                        % OF
                                                      AVERAGE
                                       $ AMOUNT      NET ASSETS
                                      -----------    ----------
Growth and Income Trust.............  $10,962,615      0.574%
Investment Quality Bond Trust.......  $ 1,089,328      0.440%

PRIOR TRUSTEE AND SHAREHOLDER APPROVAL OF THE
WELLINGTON OLD SUBADVISORY AGREEMENT

     The Wellington Old Subadvisory Agreement was most recently approved by the Board of Trustees at a meeting held on September 24, 1998 in connection with annual approval of the Wellington Old Subadvisory Agreement. The Wellington Old Subadvisory Agreement was most recently approved by shareholders at a meeting held on December 5, 1995. This approval of the Wellington Old Subadvisory Agreement occurred in connection with the change of control of the Adviser as a result of the merger of North American Life Assurance Company, the former ultimate controlling parent company of Manulife Securities, and The Manufacturers Life Insurance Company, the current controlling parent company of Manulife Securities, on January 1, 1996.

OWNERSHIP OF THE TRUST

     For information regarding the shareholders and ownership of the Trust, see "General" in the Proxy Statement.

BROKERAGE TRANSACTIONS

     A description of the portfolio brokerage policies applicable to each Portfolio is set forth under "Additional Information -- Portfolio Brokerage" below.

OTHER INVESTMENT COMPANIES ADVISED BY WELLINGTON MANAGEMENT

     Wellington Management acts as investment adviser to two other registered investment companies having investment objectives and policies similar to the

Growth and Income Trust. The size of each of these funds and the rate of Wellington Management's compensation for each fund is as follows:

                       ASSETS AS OF
                         12/31/98        FIRST          NEXT           NEXT           OVER
FUND                   ($ MILLION)    $50,000,000   $150,000,000   $300,000,000   $500,000,000
----                   ------------   -----------   ------------   ------------   ------------
NAF Growth and Income
  Fund...............     $265.8         0.325%        0.275%         0.225%         0.150%
SunAmerica AS Trust
  Growth & Income
  Fund...............     $ 52.2         0.325%        0.225%         0.200%         0.150%

     Wellington Management acts as investment adviser to three other registered investment companies having investment objectives and policies similar to the Investment Quality Bond Trust. The size of each of these funds and the rate of Wellington Management's compensation for each fund is as follows:

                           ASSETS AS OF
                             12/31/98        FIRST           NEXT           OVER
FUND                       ($ MILLION)    $200,000,000   $300,000,000   $500,000,000
----                       ------------   ------------   ------------   ------------
NAF Investment Quality
  Bond Fund..............     $17.5          0.225%         0.150%         0.100%

                       ASSETS AS OF
                         12/31/98         FIRST          NEXT            OVER
FUND                   ($ MILLION)     $50,000,000    $50,000,000    $100,000,000
----                   ------------    -----------    -----------    ------------
SunAmerica AS Trust
  Fund...............     $17.4           0.225%         0.125%         0.100%
Horace Mann Income
  Fund...............     $14.0           0.250%         0.200%         0.150%

     Wellington Management has not waived, reduced or otherwise agreed to reduce its compensation under any applicable contract for any of the above referenced funds.

                           NEW SUBADVISORY AGREEMENT
                      WITH T. ROWE PRICE ASSOCIATES, INC.


     At a meeting held on March 26, 1999, the Board, including the Disinterested Trustees, voted to approve a new subadvisory agreement between the Adviser and
T. Rowe Price Associates, Inc. ("T. Rowe Price") with respect to the Science & Technology Trust, the Blue Chip Growth Trust and the Equity-Income Trust. Effective May 1, 1999, T. Rowe Price will continue to serve as subadviser to each of the Science & Technology Trust, the Blue Chip Growth Trust and the Equity-Income Trust pursuant to the new subadvisory agreement.


MANAGEMENT AND CONTROL OF T. ROWE PRICE

     T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. As of December 31, 1998, T. Rowe Price and its affiliates managed over $147 billion for over 7 million individual and institutional investor accounts. T. Rowe Price is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

     For information regarding the executive officers and directors of T. Rowe Price, see Exhibit B hereto.

APPROVAL OF NEW SUBADVISORY AGREEMENT

     T. Rowe Price is the current subadviser to the Science & Technology Trust, the Blue Chip Growth Trust and the Equity-Income Trust pursuant to a subadvisory agreement (the "TRP Old Subadvisory Agreement") dated October 1, 1996, as amended December 31, 1996, between T. Rowe Price and Manulife Securities.

     The Board of Trustees of the Trust has approved a new subadvisory agreement between T. Rowe Price and Manulife Securities to become effective as of May 1, 1999 (the "TRP New Subadvisory Agreement") in connection with the provision of subadvisory services to the Science & Technology Trust, the Blue Chip Growth Trust and the Equity-Income Trust. As discussed above under "Information Statement -- Summary," shareholder approval of the TRP New Subadvisory Agreement is not required.

DESCRIPTION OF NEW AND OLD SUBADVISORY AGREEMENTS


     While the provisions of the TRP New Subadvisory Agreement are substantially similar to the provisions of the TRP Old Subadvisory Agreement, a number of the differences between the agreements are noted below. The subadvisory fees for the Science & Technology Trust payable under the TRP New Subadvisory Agreement are the same as the fees paid under the TRP Old Subadvisory Agreement. The subadvisory fees for the Blue Chip Growth Trust payable under the TRP New Subadvisory Agreement will be, at certain asset levels, higher than the fees paid under the TRP Old Subadvisory Agreement and, at certain asset levels, the same or lower than the fees paid under the TRP Old Subadvisory Agreement. The subadvisory fees for the Equity-Income Trust payable under the TRP New Subadvisory Agreement will be, at certain asset levels, higher than the fees paid under the TRP Old Subadvisory Agreement.

     Under the terms of the TRP Old Subadvisory Agreement and the TRP New Subadvisory Agreement, T. Rowe Price manages the investment and reinvestment of the assets of each Portfolio, subject to the supervision of the Trust's Board of Trustees. T. Rowe Price formulates a continuous investment program for each Portfolio consistent with each Portfolio's investment objectives and policies.
T. Rowe Price implements such programs by purchases and sales of securities and reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs. T. Rowe Price, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the efficient conduct of the investment affairs of each Portfolio.


     As compensation for its services, Manulife Securities receives an advisory fee computed separately for each Portfolio. The fee for each Portfolio is stated as an annual percentage of the value of the net assets of such Portfolio. The fee, which is accrued daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a Portfolio by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. While the shareholders of the Equity-Income Trust are being asked to approve an advisory fee increase, the following is a schedule of the advisory fees that the Science & Technology Trust, the Blue Chip Growth Trust and the Equity-Income Trust currently are obligated to pay the Adviser. See "Proposal 1 -- Advisory Fees" in the Proxy Statement.


PORTFOLIO                                          ADVISORY FEE
---------                                          ------------
Science & Technology Trust.......................     1.100%
Blue Chip Growth Trust...........................     0.925%
Equity-Income Trust..............................     0.800%


     As compensation for its services, T. Rowe Price receives a fee from the Adviser computed separately for each applicable Portfolio. The fee for each Portfolio is stated as an annual percentage of the value of the net assets of such Portfolio. The fees are calculated on the basis of the average of all valuations of net assets of a Portfolio made at the close of business on each business day of the Trust during the period for which such fees are paid. Once the average net assets of a Portfolio exceed specified amounts, the fee is reduced with respect to such excess. The following is a schedule of the management fees the Adviser is obligated to pay T. Rowe Price under the TRP Old Subadvisory Agreement and the TRP New Subadvisory Agreement, out of the advisory fee it receives from each Portfolio as specified above. THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR EACH PORTFOLIO AND ARE NOT ADDITIONAL CHARGES TO ANY OF THE PORTFOLIOS. APPROVAL OF THE TRP NEW SUBADVISORY AGREEMENT HAS NOT RESULTED IN ANY INCREASE IN THE RATE OF THE SUBADVISORY FEES PAYABLE TO T. ROWE PRICE FOR THE SCIENCE & TECHNOLOGY TRUST. HOWEVER, APPROVAL OF THE TRP NEW SUBADVISORY AGREEMENT HAS RESULTED, AT CERTAIN ASSET LEVELS, IN AN INCREASE IN THE RATE OF THE SUBADVISORY FEES PAYABLE TO T. ROWE PRICE AND, AT CERTAIN OTHER ASSET LEVELS, IN A DECREASE IN THE RATE OF THE SUBADVISORY FEES PAYABLE TO T. ROWE PRICE FOR THE BLUE CHIP GROWTH TRUST. IN ADDITION, APPROVAL OF THE TRP NEW SUBADVISORY AGREEMENT HAS RESULTED, AT CERTAIN ASSET LEVELS, IN AN INCREASE IN THE RATE OF THE SUBADVISORY FEES PAYABLE TO T. ROWE PRICE FOR THE EQUITY-INCOME TRUST. AS NOTED UNDER "PROPOSAL 1 -- ADVISORY FEES" IN THE PROXY STATEMENT, SHAREHOLDERS OF THE EQUITY-INCOME TRUST ARE BEING ASKED TO APPROVE AN ADVISORY FEE INCREASE PAYABLE TO MANULIFE SECURITIES. IN ADDITION, IN CONNECTION WITH THE APPROVAL OF THE NEW ADVISORY AGREEMENT, THE BLUE CHIP GROWTH TRUST ADVISORY FEE PAYABLE TO MANULIFE SECURITIES WILL BE REDUCED.

                                        BETWEEN         BETWEEN
                                      $50,000,000     $200,000,000
SCIENCE &                 FIRST           AND             AND         EXCESS OVER
TECHNOLOGY TRUST       $50,000,000    $200,000,000    $500,000,000    $500,000,000
----------------       -----------    ------------    ------------    ------------
TRP Old Subadvisory
  Agreement..........     0.600%         0.600%          0.600%          0.600%
TRP New Subadvisory
  Agreement..........     0.600%         0.600%          0.600%          0.600%

                                         BETWEEN         BETWEEN
                                       $50,000,000     $200,000,000
                           FIRST           AND             AND         EXCESS OVER
BLUE CHIP GROWTH TRUST  $50,000,000    $200,000,000    $500,000,000    $500,000,000
----------------------  -----------    ------------    ------------    ------------
TRP Old Subadvisory
  Agreement..........      0.500%         0.450%          0.400%          0.325%
TRP New Subadvisory
  Agreement..........      0.400%         0.400%          0.400%          0.350%

                                        BETWEEN         BETWEEN
                                      $50,000,000     $200,000,000
                          FIRST           AND             AND         EXCESS OVER
EQUITY-INCOME TRUST    $50,000,000    $200,000,000    $500,000,000    $500,000,000
-------------------    -----------    ------------    ------------    ------------
TRP Old Subadvisory
  Agreement..........     0.400%         0.300%          0.200%          0.200%
TRP New Subadvisory
  Agreement..........     0.400%         0.400%          0.400%          0.350%

     The TRP Old Subadvisory Agreement required approval of the agreement as to a Portfolio by both (i) the Trustees of the Trust including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the agreement and (ii) a majority of the outstanding voting securities of a Portfolio. The TRP New Subadvisory Agreement requires only approval of the Trustees of the Trust, including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the agreement.


     The TRP New Subadvisory Agreement will continue in effect as to each Portfolio for an initial term of two years from the date of its execution and shall continue in effect thereafter only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Portfolio, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of any party to the TRP New Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of any continuance of the TRP New Subadvisory Agreement shall be effective with respect to a Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of any other portfolio of the Trust affected by the TRP New Subadvisory Agreement or by all the Portfolios of the Trust.



     The TRP New Subadvisory Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the other party or parties to the TRP New Subadvisory Agreement and to the Trust, as appropriate:
(i) by the Trustees of the Trust; (ii) by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio, by the vote of a majority of the outstanding voting securities of such Portfolio;
(iii) by T. Rowe Price or (iv) by the Adviser. The TRP New Subadvisory Agreement will automatically terminate in the event of its assignment.



     The TRP New Subadvisory Agreement may be amended by the Adviser and T. Rowe Price provided such amendment is specifically approved by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to the TRP New Subadvisory Agreement cast in person at a meeting called for the purpose of voting on such approval. The TRP Old Subadvisory Agreement, in addition, provided that any such amendment must be specifically approved by the vote of a majority of the outstanding voting securities of each of the Portfolios of the Trust affected by the amendment. The required shareholder approval would have been effective with respect to any affected Portfolio of the Trust if a majority of the outstanding voting securities of that Portfolio voted to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio of the Trust affected by the amendment or (b) all the Portfolios of the Trust. Shareholder approval is not required for an amendment to the TRP New Subadvisory Agreement.

     The TRP New Subadvisory Agreement provides that T. Rowe Price will not be liable to the Trust or the Adviser for any losses suffered by such parties resulting from any error of judgment made in the good faith exercise of T. Rowe Price's investment discretion in connection with selecting portfolio investments other than losses resulting from T. Rowe Price's willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its duties. The TRP New Subadvisory Agreement also provides that T. Rowe Price will not be liable to the Trust or the Adviser for any losses suffered by such parties resulting from any other matters to which the agreement relates other than losses resulting from T. Rowe Price's willful misfeasance, bad faith or gross negligence in the performance of, or from disregard of, its duties.


BOARD OF TRUSTEE CONSIDERATIONS


     At its meeting duly held on March 26, 1999, the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the TRP New Subadvisory Agreement (with the advice and assistance of independent legal counsel), approved the TRP New Subadvisory Agreement.


     The Board considered numerous factors in connection with the approval of the TRP New Subadvisory Agreement as it applies to the Science & Technology Trust, the Blue Chip Growth Trust and the Equity-Income Trust, including, but not limited to: (i) the nature and quality of the services provided by T. Rowe Price, (ii) the background and experience of the investment personnel who will manage each Portfolio, (iii) the fees to be paid to T. Rowe Price and other comparable investment companies, (iv) performance information regarding each Portfolio and other comparable investment companies, and (v) the proposed subadvisory fees in relation to fees of other comparable portfolios.


     In evaluating the TRP New Subadvisory Agreement, the Board, in particular, focused on the fact that the TRP New Subadvisory Agreement is substantially similar to the TRP Old Subadvisory Agreement, other than, for example, the changes noted above. The Board was also given audited financial statements of T. Rowe Price. In addition, the Board was provided with an analysis of its fiduciary obligations in connection with such considerations. In considering the TRP New Subadvisory Agreement, the Trustees discussed the information provided to them and their fiduciary obligations.

SUBADVISORY FEES PAID

     For the year ended December 31, 1998, the Adviser paid T. Rowe Price the following subadvisory fees:

                                                    % OF AVERAGE
                                       $ AMOUNT      NET ASSETS
                                      ----------    ------------
Science & Technology Trust..........  $  638,775       0.600%
Blue Chip Growth Trust..............  $3,298,442       0.383%
Equity-Income Trust.................  $2,280,428       0.225%

ADVISORY FEES PAID

     For the year ended December 31, 1998, the Portfolios paid the Adviser the following advisory fees:

                                                    % OF AVERAGE
                                       $ AMOUNT      NET ASSETS
                                      ----------    ------------
Science & Technology Trust..........  $1,171,088       1.100%
Blue Chip Growth Trust..............  $7,964,796       0.925%
Equity-Income Trust.................  $8,121,714       0.800%

     For the year ended December 31, 1998, the net investment advisory fees retained by the Adviser after payment of the subadvisory fee for the Portfolios were as follows:

                                                    % OF AVERAGE
                                       $ AMOUNT      NET ASSETS
                                      ----------    ------------
Science & Technology Trust..........  $  532,313       0.500%
Blue Chip Growth Trust..............  $4,666,354       0.542%
Equity-Income Trust.................  $5,841,286       0.575%

PRIOR TRUSTEE AND SHAREHOLDER APPROVAL OF THE
TRP OLD SUBADVISORY AGREEMENT

     The TRP Old Subadvisory Agreement was most recently approved by the Board of Trustees at a meeting held on September 24, 1998. The TRP Old Subadvisory Agreement was approved by shareholders of the Blue Chip Growth Trust and the Equity-Income Trust at a meeting held on December 20, 1996 in connection with initial approval of the TRP Old Subadvisory Agreement. The TRP Old Subadvisory Agreement was approved by the sole shareholder of the Science & Technology Trust on January 1, 1997.

OWNERSHIP OF THE TRUST

     For information regarding the shareholders and ownership of the Trust, see "General" in the Proxy Statement.

BROKERAGE TRANSACTIONS

     A description of the portfolio brokerage policies applicable to each Portfolio is set forth under "Additional Information -- Portfolio Brokerage" below.

OTHER INVESTMENT COMPANIES ADVISED BY T. ROWE PRICE

     T. Rowe Price currently acts as investment adviser and subadviser to several registered investment companies having similar investment objectives and policies to those of the Science & Technology Trust, the Blue Chip Growth Trust and the Equity-Income Trust.

     For its services to each such investment company sponsored and managed by
T. Rowe Price ("Price Funds"), T. Rowe Price is paid a management fee consisting of two elements: a "group" fee and an "individual" fund fee. The "group" fee varies based on the combined net assets of certain Price Funds distributed by T. Rowe Price Investment Services, Inc. (excluding T. Rowe Price Index Trust, T. Rowe Price Spectrum Funds and any institutional and private label mutual funds) (the "Combined Price Funds"). Each such investment company pays, as a portion of the "group" fee, an amount equal to the ratio of its daily net assets to the daily net assets of all the Combined Price Funds. In addition to the group fee, each investment company pays a flat "individual" fund fee based on its net assets. The current "group" fee rate at various asset levels of the Combined Price Funds are as follows: 0.480% of the first $1 billion, 0.450% on the next $1 billion, 0.450% on the next $1 billion, 0.390% on the next $1 billion, 0.370% on the next $1 billion, 0.360% on the next $2 billion, 0.350% on the next $2 billion, 0.340% on the next $5 billion, 0.330% on the next $10 billion, 0.310% on the next $16 billion, 0.305% on the next $30 billion and 0.300% thereafter.

     T. Rowe Price also acts as investment subadviser to several registered investment companies ("Subadvised Mutual Funds") having similar investment objectives and policies to those of the Science & Technology Trust, the Blue Chip Growth Trust and the Equity-Income Trust. For this purpose, the Subadvised Mutual Funds are mutual funds that are not sponsored by T. Rowe Price.

     The table below sets forth the name of each investment company having similar investment objectives and policies to the Portfolios, the annual rate of compensation (i.e., for the Price Funds, the "individual fee" and "group fee" charged by T. Rowe Price Associates, Inc. as a percentage of average daily net assets and, for the Subadvised Mutual Funds, the fee T. Rowe Price is paid for its services as subadviser to the respective portfolio), and net assets as of December 31, 1998.

                                                                              NET ASSETS
                                                                                 AS OF
                                     INVESTMENT          ANNUAL RATE OF        12/31/98
INVESTMENT COMPANY                   OBJECTIVE            COMPENSATION        ($ MILLION)
------------------                ----------------    --------------------    -----------
T. ROWE PRICE MUTUAL FUNDS:
T. Rowe Price                     Dividend Income     0.250%                   $13,495.1
  Equity Income Fund              Capital Growth      (individual fee)
                                                      0.320% (group fee)
T. Rowe Price                     Dividend Income     0.850% on all assets     $   527.0
  Equity Income Portfolio         Capital Growth      (covers both
                                                      investment
                                                      management and
                                                      operating expenses)

SUBADVISED MUTUAL FUNDS:
Endeavor Series Trust             Dividend Income     0.400% on all assets     $   262.4
  Equity Income Portfolio         Capital Growth
EQ Advisors Trust                 Dividend Income     0.400% on all assets     $   244.4
  T. Rowe Price Equity            Capital Growth
  Income Portfolio
John Hancock Variable Series      Dividend Income     0.500% on all assets     $   123.3
  Trust 1: Large Cap Value        Capital Growth
  Portfolio
Maxim Series Trust                Dividend Income     0.500% on first $20      $   209.7
  Maxim T. Rowe Price             Capital Growth      million; 0.400% on
  Equity/Income                                       next $30 million;
                                                      0.400% on all assets
                                                      once assets exceed
                                                      $50 million
North American Funds              Dividend Income     0.400%                   $   176.1
  Equity-Income Funds             Capital Growth
SBL Fund                          Dividend Income     0.500% on first $20      $   204.0
  Series O (Equity Income         Capital Growth      million; 0.400% on
  Series)                                             next $30 million;
                                                      0.400% on all assets
                                                      once assets exceed
                                                      $50 million
Security First Trust              Growth and          0.350% on all assets     $   313.9
  Growth and Income Series        Income

T. ROWE PRICE MUTUAL FUND:
T. Rowe Price                     Capital Growth      0.300%                   $ 4,330.1
  Blue Chip Growth Fund           Income              (individual fee)
                                                      0.320% (group fee)

SUBADVISED MUTUAL FUNDS:
Fortis Series Fund                Capital Growth      0.500% on first          $   182.7
  Blue Chip Stock Series          Income              $100 million;
                                                      0.450% on excess
                                                      over
                                                      $100 million

Toronto Dominion Green Line U.S.  Capital Growth      0.500% on all assets     $   113.6
  Blue Chip Equity Fund           Income

                                                                              NET ASSETS
                                                                                 AS OF
                                     INVESTMENT          ANNUAL RATE OF        12/31/98
INVESTMENT COMPANY                   OBJECTIVE            COMPENSATION        ($ MILLION)
------------------                ----------------    --------------------    -----------
T. ROWE PRICE MUTUAL FUND:
T. Rowe Price Science &           Capital Growth      0.300%                   $ 4,695.6
  Technology Fund                                     (individual fee)
                                                      0.320% (group fee)

SUBADVISED MUTUAL FUNDS:
Toronto Dominion Green Line       Capital Growth      0.600% on all assets     $   164.2
  Science & Technology Fund
VALIC American General Series     Capital Growth      0.600% on first $500     $ 1,357.1
  Portfolio Company Science &                         million; 0.550% on
  Technology Fund                                     assets over
                                                      $500 million

     T. Rowe Price has not waived, reduced or otherwise agreed to reduce its compensation under any applicable contract for any of the investment companies listed above.

                             ADDITIONAL INFORMATION

PORTFOLIO BROKERAGE

     Pursuant to the subadvisory agreements, the subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The subadvisers have no formula for the distribution of the Trust's brokerage business; rather, they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable portfolio of the Trust. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

  Selection of Brokers or Dealers to Effect Trades

     In selecting brokers/dealers through whom to effect transactions, the subadvisers will give consideration to a number of factors, including:

     - price, dealer spread or commission, if any,

     - the reliability, integrity and financial condition of the broker-dealer,

     - size of the transaction,

     - difficulty of execution, and

     - brokerage and research services provided.

     Consideration of these factors by a subadviser, either in terms of a particular transaction or the subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the subadviser, could result in the applicable portfolio of the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker/dealer might have charged for executing the same transaction.

  Soft Dollar Considerations

     In selecting brokers or dealers, the subadvisers will also give consideration to the value and quality of any research, statistical, quotation or valuation services provided by the broker or dealer. In placing a purchase or sale order, a subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the subadviser. A subadviser may receive products or research that are used for both research and other purposes, such as administration or marketing. In such case, the subadviser will make a good faith determination as to the position attributable to research. Only the portion attributable to research will be paid through Trust brokerage. The portion not attributable to research will be paid by the subadviser.

     Brokerage and research services provided by brokers or dealers include advice, either directly or through publication or writings, as to:

     - the value of securities,

     - the advisability of purchasing or selling securities,

     - the availability of securities or purchasers or sellers of securities, and

     - analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic factors and trends and (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadviser by or through a broker.

     To the extent research services are used by the subadvisers in rendering investment advice to the Trust, such services would tend to reduce the subadvisers' expenses. However, the subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisers from brokers/dealers executing transactions for the Trust will be available also for the benefit of other portfolios managed by the subadvisers.

  Sales Volume Considerations

     Consistent with the foregoing considerations and the Rules of Fair Practice of the NASD, sales of contracts for which the broker or dealer or an affiliate thereof is responsible may be considered as a factor in the selection of such brokers or dealers. A higher cost broker or dealer will not be selected, however, solely on the basis of sales volume, but will be selected in accordance with the criteria set forth above.

  Brokerage Commissions Paid to Affiliated Brokers


     During the year ended December 31, 1998, the following brokers may be deemed to have been affiliated brokers of the listed Portfolios.



BROKER                            PORTFOLIO                 EXPLANATION
------                            ---------                 -----------
Salomon Smith Barney Inc.    U.S. Government       Affiliated broker due to the
                             Securities Trust      position of Salomon Brothers
                             Strategic Bond        Asset Management Inc. as
                               Trust               subadviser to these
                                                   portfolios.

J.P. Morgan Securities Inc.  International Growth  Affiliated brokers due to the
J.P. Morgan Securities Ltd.  and Income Trust      position of J.P. Morgan as
                                                   subadviser to this portfolio.

Dresdner Bank                Global Government     Affiliated broker due to the
                             Bond Trust            position of Oechsle
                                                   International Advisers, L.P.
                                                   as subadviser to this
                                                   portfolio.

Fidelity Capital Markets     Equity Trust          Affiliated broker due to the
                             Conservative Asset    position of Fidelity
                             Allocation Trust      Management Trust Company as
                             Moderate Asset        subadviser to these
                             Allocation Trust      portfolios.
                             Aggressive Asset
                             Allocation Trust

Morgan Stanley & Co. Inc.    Global Equity Trust   Affiliated brokers due to the
Morgan Stanley               Value Trust           position of Morgan Stanley as
  International              High Yield Trust      subadviser to the Global
Dean Witter Reynolds                               Equity Trust and the position
                                                   of Miller Anderson &
                                                   Sherrerd, LLP as subadviser
                                                   to the Value Trust and the
                                                   High Yield Trust.

BROKER                            PORTFOLIO                 EXPLANATION
------                            ---------                 -----------
Fred Alger &                 Small/Mid Cap Trust   Affiliated broker due to the
  Company Inc.                                     position of Fred Alger
                                                   Management, Inc. as
                                                   subadviser to the Small/Mid
                                                   Cap Trust.

Robert Fleming               International Stock   Affiliated brokers due to the
Ord Minnet                   Trust                 position of Rowe
                                                   Price-Fleming International,
                                                   Inc. as subadviser to the
                                                   International Stock Trust.



     For the fiscal year ended December 31, 1998, the Trust paid brokerage commissions in connection with portfolio transactions of $11,980,539, including the following brokerage commissions paid to affiliated brokers in connection with the Global Equity Trust, the Small/Mid Cap Trust and the International Stock Trust:


                                                  YEAR ENDED
PORTFOLIO                                          12/31/98
---------                                         ----------
Global Equity Trust.............................  $   91,860
Small/Mid Cap Trust.............................  $1,029,644
International Stock Trust.......................  $    9,073

     For the year ended December 31, 1998, brokerage commissions were paid to Morgan Stanley & Co. Incorporated by the Global Equity Trust as follows:

                                          % OF PORTFOLIO'S
                                             BROKERAGE        % OF AGGREGATE
                                            COMMISSIONS        $ AMOUNT OF
                                            REPRESENTED        TRANSACTIONS
PORTFOLIO                   COMMISSIONS    FOR THE PERIOD     FOR THE PERIOD
---------                   -----------   ----------------   ----------------
Global Equity Trust.......    $91,860          0.170%             0.030%

     For the year ended December 31, 1998, brokerage commissions were paid to Fred Alger & Company Incorporated by the Small/Mid Cap Trust as follows:

                                          % OF PORTFOLIO'S
                                             BROKERAGE        % OF AGGREGATE
                                            COMMISSIONS        $ AMOUNT OF
                                            REPRESENTED        TRANSACTIONS
PORTFOLIO                   COMMISSIONS    FOR THE PERIOD     FOR THE PERIOD
---------                   -----------   ----------------   ----------------
Small/Mid Cap Trust.......  $1,029,644         99.580%            0.050%

     For the year ended December 31, 1998, brokerage commissions were paid to Robert Fleming by the International Stock Trust as follows:

                                          % OF PORTFOLIO'S
                                             BROKERAGE        % OF AGGREGATE
                                            COMMISSIONS        $ AMOUNT OF
                                            REPRESENTED        TRANSACTIONS
PORTFOLIO                   COMMISSIONS    FOR THE PERIOD     FOR THE PERIOD
---------                   -----------   ----------------   ----------------
International Stock
  Trust...................    $8,658           3.320%             0.010%

     For the year ended December 31, 1998, brokerage commissions were paid to Ord Minnet by the International Stock Trust as follows:

                                          % OF PORTFOLIO'S
                                             BROKERAGE        % OF AGGREGATE
                                            COMMISSIONS        $ AMOUNT OF
                                            REPRESENTED        TRANSACTIONS
PORTFOLIO                   COMMISSIONS    FOR THE PERIOD     FOR THE PERIOD
---------                   -----------   ----------------   ----------------
International Stock
  Trust...................     $415            0.160%               0%

                                 OTHER MATTERS

     Manulife Securities, the Adviser to the Trust, is located at 73 Tremont Street, Boston, Massachusetts 02108. The Trust does not have a principal underwriter or administrator since shares are sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts. However, Manulife Securities and an affiliated broker dealer serve as principal underwriter of certain contracts issued by affiliates of the Trust.

     The cost of the preparation, printing and distribution of this Information Statement is an expense of the Trust.


     THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 TO ANY SHAREHOLDER UPON REQUEST. TO OBTAIN A REPORT, PLEASE CONTACT THE TRUST BY CALLING (800) 344-1029 OR BY WRITING TO THE TRUST AT 116 HUNTINGTON AVENUE, BOSTON, MASSACHUSETTS 02116,
ATTN: KEVIN HILL.

                                                                       EXHIBIT A

                         MANUFACTURERS INVESTMENT TRUST
                    AMENDED AND RESTATED ADVISORY AGREEMENT

     Advisory Agreement dated January 1, 1996 as amended and restated
            , 1999 between Manufacturers Investment Trust (formerly, NASL Series Trust), a Massachusetts business trust (the "Fund" or the "Trust") and Manufacturers Securities Services, LLC (the successor to NASL Financial Services, Inc.), a Delaware limited liability company ("MSS" or the "Adviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.  APPOINTMENT OF ADVISER

     The Trust hereby appoints MSS, subject to the supervision of the Trustees of the Trust and the terms of this Agreement, as the investment adviser for each of the portfolios of the Trust specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Trust from time to time (the "Portfolios"). The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. The Adviser will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and the Adviser.

2.  DUTIES OF THE ADVISER

     a. Subject to the general supervision of the Trustees of the Trust and the terms of this Agreement, the Adviser will at its own expense, except as noted below, select and contract with investment subadvisers ("Subadvisers") to manage the investments and determine the composition of the assets of the Portfolios; provided, that any contract with a Subadviser (the "Subadvisory Agreement") shall be in compliance with and approved as required by the Investment Company Act of 1940, as amended ("Investment Company Act"), except for such exemptions therefrom as may be granted to the Trust or the Adviser. Subject always to the direction and control of the Trustees of the Trust, the Adviser will monitor compliance of each Subadviser with the investment objectives and related investment policies, as set forth in the Trust's registration statement with the Securities and Exchange Commission, of any Portfolio or Portfolios under the management of such Subadviser, and review and report to the Trustees of the Trust on the performance of such Subadviser.

     With respect to any one or more of the Lifestyle Trusts named in Appendix A, the Adviser may elect to manage the investments and determine the composition of the assets of a Lifestyle Trust, subject to the approval of the Trustees of the Trust.

     b. The Adviser will furnish to the Trust the following:

          i. Office and Other Facilities. The Adviser shall furnish to the Trust office space in the offices of the Adviser or in such other place as may be agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment;

          ii. Trustees and Officers. The Adviser agrees to permit individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees or President, Treasurer or Secretary of the Trust, without remuneration from or other cost to the Trust.

          iii. Other Personnel. The Adviser shall furnish to the Trust, at the Trust's expense, any other personnel necessary for the operations of the Trust. The Adviser shall not, however, furnish to the Trust personnel for the performance of functions (a) related to and to be performed under the Trust contract for custodial, bookkeeping, transfer and dividend disbursing agency services by the bank or other financial institution selected to perform such services and (b) related to the investment subadvisory services to be provided by any Subadviser pursuant to a Subadvisory Agreement.

          iv. Financial, Accounting, and Administrative Services. The Adviser shall:

             (1) maintain the existence and records of the Trust; maintain the registrations and qualifications of Trust shares under federal law; prepare all notices and proxy solicitation materials furnished to shareholders of the Trust (including holders of variable contracts funded by Trust shares), and

             (2) perform all administrative, compliance, financial, accounting, bookkeeping and record keeping functions of the Trust, including, without limitation, the preparation of all tax returns, all annual, semiannual and periodic reports to shareholders of the Trust and the preparation of all regulatory reports, except for any such functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust.

     The Trust shall reimburse the Adviser for its expenses associated with all such services described in (1) and (2) above, including the compensation and related personnel expenses and expenses of office space, office equipment, utilities and miscellaneous office expenses, except any such expenses directly attributable to officers or employees of the Adviser who are serving as President, Treasurer or Secretary of the Trust. The Adviser shall determine the expenses to be reimbursed by the Trust pursuant to expense allocation procedures established by the Adviser in accordance with generally accepted accounting principles.

          v. Liaisons with Agents. The Adviser, at its own expense, shall maintain liaisons with the various agents and other persons employed by the

     Trust (including the Trust's transfer agent, custodian, independent accountants and legal counsel) and assist in the coordination of their activities on behalf of the Trust. Fees and expenses of such agents and other persons will be paid by the Trust.

          vi. Reports to Trust. The Adviser shall furnish to, or place at the disposal of, the Trust such information, reports, valuations, analyses and opinions as the Trust may, at any time or from time to time, reasonably request or as the Adviser may deem helpful to the Trust, provided that the expenses associated with any such materials furnished by the Adviser at the request of the Trust shall be borne by the Trust.

     c. In addition to negotiating and contracting with Subadvisers as set forth in section (2)(a) of this Agreement and providing facilities, personnel and services as set forth in section (2)(b), the Adviser will pay:

          i. the cost of any advertising or sales literature relating solely to the Trust;

          ii. the cost of printing and mailing prospectuses to persons other than current holders of Trust shares or holders of variable contracts funded by Trust shares; and

          iii. the compensation of the President, Treasurer and Secretary and Trustees of the Trust who are also directors, officers or employees of the Adviser or its affiliates.

     d. i. For purposes of section 2(d), the following definitions shall apply:

          (A) "EXPENSES" means all the expenses of a Portfolio excluding: (i) taxes, (ii) portfolio brokerage commissions, (iii) interest, (iv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business, and (v) any advisory fees.

          (B) "EXPENSE LIMIT" means the percent, specified in Appendix B to this Agreement, of a portfolio's average daily net assets on an annualized basis.

             ii. The Adviser agrees to reduce its advisory fee for a Portfolio of the Trust in an amount equal to the amount by which the Expenses of such Portfolio exceed the Expense Limit set forth in Appendix B and, if necessary, to remit to that Portfolio an amount necessary to ensure that such expenses do not exceed that Expense Limit. The expense limit contained in this paragraph 2(d) shall continue in effect until terminated by the Adviser upon notice to the Trust. Any termination of the expense limit shall be effective only as to expenses accruing after the date of such termination.

3.  EXPENSES ASSUMED BY THE TRUST

     The Trust will pay all expenses of its organization, operations and business not specifically assumed or agreed to be paid by the Adviser, as provided in this Agreement, or by a Subadviser, as provided in a Subadvisory Agreement. Without limiting the generality of the foregoing, in addition to certain expenses described in section 2 above, the Trust shall pay or arrange for the payment of the following:

          a. Edgarization, Printing and Mailing. Costs of Edgarization, printing and mailing (i) all registration statements (including all amendments thereto) and prospectuses/statements of additional information (including all supplements thereto), all annual, semiannual and periodic reports to shareholders of the Trust (including holders of variable contracts funded by Trust shares), regulatory authorities or others, (ii) all notices and proxy solicitation materials furnished to shareholders of the Trust (including holders of variable contracts funded by Trust shares) or regulatory authorities and (iii) all tax returns;

          b. Compensation of Officers and Trustees. Compensation of the officers and Trustees of the Trust (other than persons serving as President, Treasurer, Secretary or Trustee of the Trust who are also directors, officers or employees of the Adviser or its affiliates);

          c. Registration and Filing Fees. Registration, filing and other fees in connection with requirements of regulatory authorities, including, without limitation, all fees and expenses of registering and maintaining the registration of the Trust under the Investment Company Act and the registration of the Trust's shares under the Securities Act of 1933, as amended;

          d. Custodial Services. The charges and expenses of the custodian appointed by the Trust for custodial services;

          e. Accounting Fees. The charges and expenses of the independent accountants retained by the Trust;

          f. Transfer, Bookkeeping and Dividend Disbursing Agent. The charges and expenses of any transfer, bookkeeping and dividend disbursing agents appointed by the Trust;

          g. Commissions. Broker's commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party;

          h. Taxes. Taxes and corporate fees payable by the Trust to federal, state or other governmental agencies and the expenses incurred in the preparation of all tax returns;

          i. Stock Certificates. The cost of stock certificates, if any, representing shares of the Trust;

          j. Legal Services. Legal services and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities;

          k. Membership Dues.  Association membership dues;

          l. Insurance Premiums. Insurance premiums for fidelity, errors and omissions, directors and officers and other coverage;

          m. Shareholder and Trustee Meetings. Expenses of shareholders and Trustee meetings;

          n. Pricing. Pricing of the Trust Portfolios and shares, including the cost of any equipment or services used for obtaining price quotations and valuing Trust portfolio investments;

          o. Interest.  Interest on borrowings;

          p. Communication Equipment. All charges for equipment or services used for communication between the Adviser or the Trust and the custodian, transfer agent or any other agent selected by the Trust; and

          q. Nonrecurring and Extraordinary Expense. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust is, or is threatened to be made, a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its Trustees, officers, agents and shareholders.

4.  COMPENSATION OF ADVISER

     Subject to the provisions of section 2(d) of this Agreement, the Trust will pay the Adviser with respect to the Portfolio the compensation specified in Appendix A to this Agreement.

5.  NON-EXCLUSIVITY

     The services of the Adviser to the Trust are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation, including other investment companies.

6.  SUPPLEMENTAL ARRANGEMENTS

     The Adviser may enter into arrangements with other persons affiliated with the Adviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Adviser.

7.  CONFLICTS OF INTEREST

     It is understood that Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser as directors, officers, stockholders, or otherwise; that directors, officers, agents and stockholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; that the Adviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Articles of Incorporation of the Adviser, respectively, or by specific provision of applicable law.

8.  REGULATION

     The Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

9.  DURATION AND TERMINATION OF AGREEMENT

     This Agreement shall become effective on the later of: (i) its execution and (ii) the date of the meeting of the shareholders of the Trust, at which meeting this Agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Portfolios. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f- 2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the Portfolios of the Trust.

     If the shareholders of a series of shares of any Portfolio fail to approve the Agreement or any continuance of the Agreement, the Adviser will continue to act as investment adviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Adviser or a different adviser or other definitive action; provided, that the compensation received by the Adviser in respect of such Portfolio during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Portfolio or the amount it would have received under the Agreement in respect of such Portfolio, whichever is less.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of the series of shares of such Portfolio, on sixty days' written notice to the Adviser, or by the Adviser on sixty days' written notice to the Trust. This Agreement will automatically terminate, without payment of any penalty, in the event of its assignment (as defined in the Investment Company Act).

10.  PROVISION OF CERTAIN INFORMATION BY ADVISER

     The Adviser will promptly notify the Trust in writing of the occurrence of any of the following events:

          a. the Adviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

          b. the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

          c. the chief executive officer or controlling stockholder of the Adviser or the portfolio manager of any Portfolio changes.

11.  AMENDMENTS TO THE AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each of the Portfolios affected by the amendment and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series of shares of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the Portfolios of the Trust.

12.  ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties.

13.  HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

14.  NOTICES

     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.

15.  SEVERABILITY

     Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

16.  GOVERNING LAW

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

17.  LIMITATION OF LIABILITY

     The Declaration of Trust establishing the Trust, dated September 29, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of the Trust or any Portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                           MANUFACTURERS INVESTMENT TRUST

                                           By:

                                               ---------------------------------
                                                John D. DesPrez III, President

                                           MANUFACTURERS SECURITIES
                                           SERVICES, LLC

                                           By: The Manufacturers Insurance
                                               Company of North America,
                                               its managing member

                                           By:
                                               ---------------------------------
                                                  Theodore F. Kilkuskie, Jr.,
                                                           President

                                           By:

                                               ---------------------------------
                                                      James D. Gallagher,
                                                        Vice President,
                                                 Secretary and General Counsel

                                   APPENDIX A
                 (to Manufacturers Investment Trust Amended and
                          Restated Advisory Agreement)


 1. Global Equity Trust: .90% of the current net assets of the Portfolio.
 2. Blue Chip Growth Trust: .875% of the current net assets of the Portfolio.
 3. Mid Cap Blend Trust: .85% of the current net assets of the Portfolio. (Formerly the Equity Trust)
 4. Equity-Income Trust: .875% of the current net assets of the Portfolio.
 5. Growth and Income Trust: .75% of the current net assets of the Portfolio.
 6. Strategic Bond Trust: .775% of the current net assets of the Portfolio.
 7. Global Bond Trust: .80% of the current net assets of the Portfolio. (Formerly, the Global Government Bond Trust)
 8. Investment Quality Bond Trust: .65% of the current net assets of the Portfolio.
 9. U.S. Government Securities Trust: .65% of the current net assets of the Portfolio.
10. Money Market Trust: .50% of the current net assets of the Portfolio.
11. Large Cap Growth Trust: .875% of the current net assets of the Portfolio. (Formerly, the Aggressive Asset Allocation
     Trust)
12. Income & Value Trust: .80% of the current net assets of the Portfolio. (Formerly, the Moderate Asset Allocation Trust)
13. Diversified Bond Trust: .75% of the current net assets of the Portfolio. (Formerly, the Conservative Asset Allocation
     Trust)
14. Overseas Trust: .95% of the current net assets of the Portfolio.
     (Formerly, the International Growth and Income Trust)
15. Mid Cap Growth Trust: .95% of the current net assets of the Portfolio. (Formerly, the Small/Mid Cap Trust)
16. International Small Cap Trust: 1.10% of the current net assets of the Portfolio.
17. Growth Trust: .85% of the current net assets of the Portfolio.
18. Value Trust: .80% of the current net assets of the Portfolio.
19. High Yield Trust: .775% of the current net assets of the Portfolio.
20. International Stock Trust: 1.05% of the current net assets of the Portfolio.
21. Science & Technology Trust: 1.10% of the current net assets of the Portfolio.
22. Balanced Trust: .80% of the current net assets of the Portfolio.

23. Emerging Small Company Trust: 1.05% of the current net assets of the Portfolio.
24. Aggressive Growth Trust: 1.00% of the current net assets of the Portfolio.
     (Formerly, the Pilgrim Baxter Growth Trust)
25. Pacific Rim Emerging Markets Trust: .85% of the current net assets of the Portfolio.
26. Real Estate Securities Trust: .70% of the current net assets of the Portfolio.
27. Equity Index Trust: .25% of the current net assets of the Portfolio.
28. Quantitative Equity Trust: .70% of the current net assets of the Portfolio.
29. Lifestyle Conservative 280 Trust: 0% of the current net assets of the Portfolio.
30. Lifestyle Moderate 460 Trust: 0% of the current net assets of the Portfolio.
31. Lifestyle Balanced 640 Trust: 0% of the current net assets of the Portfolio.
32. Lifestyle Growth 820 Trust: 0% of the current net assets of the Portfolio.
33. Lifestyle Aggressive 1000 Trust: 0% of the current net assets of the Portfolio.
34. Small Company Value Trust: 1.05% of the current assets of the Portfolio.
35. Small Company Blend Trust: 1.05% of the current net assets of the Portfolio.
36. U.S. Large Cap Value Trust: .875% of the current net assets of the Portfolio.
37. Total Return Trust: .775% of the current net assets of the Portfolio.
38. International Value Trust: 1.00% of the current net assets of the Portfolio.
39. Mid-Cap Stock Trust: .925% of the current net assets of the Portfolio.
40. Capital Growth Bond Trust: .650% of the current net assets of the Portfolio.
41. Worldwide Growth Trust: 1.00% of the current net assets of the Portfolio.

     The Percentage Fee for the Portfolio shall be paid daily to the Adviser. The daily fee will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

                                   APPENDIX B
                 (to Manufacturers Investment Trust Amended and
                          Restated Advisory Agreement)


     The Expense Limit for the Portfolio for the purposes of paragraph 2.d.i(B) shall be .50% for the Portfolio except the following:


PORTFOLIO                                                     PERCENT
---------                                                     -------
Global Equity Trust.........................................    .75%
Global Bond Trust...........................................    .75%
  (formerly, the Global Government Bond Trust)
Overseas Trust..............................................    .75%
  (formerly, the International Growth and Income Trust)
International Small Cap Trust...............................    .75%
International Stock Trust...................................    .75%
Worldwide Growth Trust......................................    .75%
Pacific Rim Emerging Markets Trust..........................    .75%
Equity Index Trust..........................................    .15%
Lifestyle Conservative 280 Trust............................      0%
Lifestyle Moderate 460 Trust................................      0%
Lifestyle Balanced 640 Trust................................      0%
Lifestyle Growth 820 Trust..................................      0%
Lifestyle Aggressive 1000 Trust.............................      0%
International Value Trust...................................    .75%

                                                                       EXHIBIT B

                EXECUTIVE OFFICERS AND DIRECTORS OF SUBADVISERS

                         A I M CAPITAL MANAGEMENT, INC.


     The principal executive officers and directors of A I M Capital Management, Inc. ("AIM") and their principal occupations are shown below. The business address of each officer and director is 11 Greenway Plaza, Suite 100, Houston, TX 77046.


NAME                           POSITION WITH AIM         PRINCIPAL OCCUPATION
----                           -----------------         --------------------
Charles T. Bauer, C.F.A.   Director and Chairman       Chairman of the Board of
                                                       Directors, A I M
                                                       Management Group Inc.; A
                                                       I M Advisors, Inc., A I M
                                                       Capital Management, Inc.,
                                                       A I M Distributors, Inc.,
                                                       A I M Fund Services,
                                                       Inc., and Fund Management
                                                       Company; and Vice
                                                       Chairman and Director,
                                                       AMVESCAP PLC.
Gary T. Crum               Director and President      Director and President, A
                                                       I M Capital Management,
                                                       Inc.; Director and Senior
                                                       Vice President, A I M
                                                       Management Group Inc. and
                                                       A I M Advisors, Inc.; and
                                                       Director, A I M
                                                       Distributors, Inc. and
                                                       AMVESCAP PLC.
Robert H. Graham           Director and Senior Vice    Director, President and
                           President                   Chief Executive Officer,
                                                       A I M Management Group
                                                       Inc.; Director and
                                                       President, A I M
                                                       Advisors, Inc.; Director
                                                       and Senior Vice
                                                       President, A I M Capital
                                                       Management, Inc., A I M
                                                       Distributors, Inc., A I M
                                                       Fund Services, Inc., and
                                                       Fund Management Company;
                                                       Director, AMVESCAP PLC.
Robert G. Alley, C.F.A.    Senior Vice President       Senior Vice President, A
                                                       I M Capital Management,
                                                       Inc.; and Vice President,
                                                       A I M Advisors, Inc.

NAME                           POSITION WITH AIM         PRINCIPAL OCCUPATION
----                           -----------------         --------------------
Stuart W. Coco             Senior Vice President       Senior Vice President,
                                                       A I M Capital Management,
                                                       Inc.; and Vice President,
                                                       A I M Advisors, Inc.
Karen Dunn Kelley          Senior Vice President       Senior Vice President,
                                                       A I M Capital Management,
                                                       Inc.; and Vice President,
                                                       A I M Advisors, Inc.
Jonathan C. Schoolar,
  C.F.A.                   Senior Vice President and   Senior Vice President,
                           Portfolio Manager           A I M Capital Management,
                                                       Inc.; and Vice President,
                                                       A I M Advisors, Inc.
Ronald P. Stein            Senior Vice President       Sr. Vice President, A I M
                                                       Management Inc.; and Vice
                                                       President, A I M
                                                       Advisors, Inc.
John J. Arthur, C.P.A.     Vice President and          Director, Senior Vice
                           Treasurer                   President, A I M
                                                       Advisors, Inc.; and Vice
                                                       President and Treasurer,
                                                       A I M Management Group
                                                       Inc.
Nancy L. Martin, C.P.A.    Vice President, General     Vice President, General
                           Counsel and Assistant       Counsel and Assistant
                           Secretary                   Secretary, A I M Capital
                                                       Management, Inc., Vice
                                                       President, Associate
                                                       General Counsel and
                                                       Assistant Secretary,
                                                       A I M Advisors, Inc.;
                                                       Assistant General Counsel
                                                       and Assistant Secretary,
                                                       A I M Management Group
                                                       Inc., A I M Distributors
                                                       Inc., A I M Fund
                                                       Services, Inc. and Fund
                                                       Management Company.

                         CAPITAL GUARDIAN TRUST COMPANY

     The principal executive officers and directors of Capital Guardian Trust Company ("CGTC") and their principal occupations are shown below. The business address of each officer and director is also noted below.

NAME                         POSITION WITH CGTC       PRINCIPAL OCCUPATION
----                         ------------------       --------------------
Donnalisa Barnum          Senior Vice President     Vice President, Capital
  11100 Santa Monica                                International Limited.
  Boulevard
  15th Floor
  Los Angeles, CA
  90025-3384

Andrew F. Barth           Director                  Executive Vice President
  333 South Hope Street                             and Research Manager,
  55th Floor                                        Capital Guardian
  Los Angeles, CA                                   Research Company.
  90071-1447

Michael D. Beckman        Senior Vice President,    Director, Capital
  135 South State         Treasurer and Director    Guardian
  College Boulevard                                 Trust Company of Nevada;
  Brea, CA 92821-5804                               Treasurer, Capital
                                                    Guardian Research
                                                    Company.

Elizabeth A. Burns        Senior Vice President     Senior Vice President,
  630 Fifth Avenue                                  Capital Guardian Trust
  36th Floor                                        Company.
  New York, NY
  10111-0121

Larry P. Clemmensen       Director                  Director, American Funds
  333 South Hope Street                             Distributors, Inc.;
  55th Floor                                        Chairman of the Board,
  Los Angeles, CA                                   American Funds Service
  90071-1447                                        Company; Director and
                                                    President, The Capital
                                                    Group Companies, Inc.;
                                                    Senior Vice President
                                                    and Director, Capital
                                                    Research and Management
                                                    Company; President and
                                                    Director, Capital
                                                    Management Services,
                                                    Inc.; Treasurer, Capital
                                                    Strategy Research, Inc.;
                                                    Senior Vice President,
                                                    Capital Income Builder,
                                                    Inc. and Capital World
                                                    Growth & Income Fund,
                                                    Inc.

NAME                         POSITION WITH CGTC       PRINCIPAL OCCUPATION
----                         ------------------       --------------------
Roberta A. Conroy         Senior Vice President,    Senior Vice President  and
  11100 Santa Monica      Director and Counsel      Secretary, Capital
  Boulevard                                         International, Inc. and
  15th Floor                                        Emerging Markets Growth
  Los Angeles, CA                                   Fund, Inc.; Assistant
  90025-3384                                        General Counsel, The
                                                    Capital Group Companies,
                                                    Inc.; Secretary, Capital
                                                    Management Services,
                                                    Inc.

John B. Emerson           Senior Vice President     Deputy Assistant to the
  333 South Hope Street                             President, White House
  55th Floor                                        Coordinator, Deputy
  Los Angeles, CA                                   Director of Presidential
  90071-1447                                        Personnel, The White
                                                    House.

Michael E. Ericksen                                 Senior Vice President,
  25 Bedford Street                                 Capital International,
  London, England WC2E 9HN                          Limited.

David I. Fisher           Senior Vice President     Chairman and Director,
  11100 Santa Monica                                The Capital Group
  Boulevard                                         Companies, Inc. and
  15th Floor                                        Capital Guardian Trust
  Los Angeles, CA                                   Company; Vice Chairman
  90025-3384                                        and Director, Capital
                                                    International, Inc.,
                                                    Capital International
                                                    K.K., Capital
                                                    International Limited
                                                    and Emerging Markets
                                                    Growth Fund, Inc.;
                                                    President and Director,
                                                    Capital Group
                                                    International, Inc. and
                                                    Capital International
                                                    Limited (Bermuda);
                                                    Presidente du Conseil,
                                                    Capital International
                                                    S.A.; Director, Capital
                                                    Group Research, Inc.,
                                                    Capital Research
                                                    International,
                                                    EuroPacific Growth Fund
                                                    and New Perspective
                                                    Fund.

William Flumenbaum        Senior Vice President,    Vice President, Capital
  333 South Hope Street   Capital Guardian Trust    Guardian Trust Company
  55th Floor              Company Personal          of Nevada; Director,
  Los Angeles, CA         Investment Management     Principal Gifts -- UCLA
  90071-1447              Division                  Development; Executive
                                                    Director, UCLA Jonssson
                                                    Cancer Center
                                                    Foundation, Deputy
                                                    Director UCLA Health
                                                    Science Development.

NAME                         POSITION WITH CGTC       PRINCIPAL OCCUPATION
----                         ------------------       --------------------
Richard N. Havas          Senior Vice President     Capital International
  1 Place Ville-Marie                               Limited, Capital
  Suite 2821                                        Research International
  Montreal, Quebec,                                 and Capital Guardian
  Canada H3B 4R4                                    Canada, Inc.

Frederick M. Hughes, Jr.  Senior Vice President     Senior Vice President,
  333 South Hope Street                             Capital Guardian Trust
  55th Floor                                        Company.
  Los Angeles, CA
  90071-1447

William H. Hurt           Senior Vice President     Chairman, Capital
  333 South Hope Street   and Director              Guardian Trust Company
  55th Floor                                        of Nevada and Capital
  Los Angeles, CA                                   Strategy Research, Inc.
  90071-1447

Robert G. Kirby           Chairman Emeritus         Senior Partners, The
  333 South Hope Street                             Capital Group Partners
  55th Floor                                        L.P.
  Los Angeles, CA
  90071-1447

Nancy J. Kyle             Senior Vice President     President, Capital
  630 Fifth Avenue        and Director              Guardian Canada, Inc.
  36th Floor                                        and Vice President,
  New York, NY                                      Emerging Markets Growth
  10111-0121                                        Fund, Inc.

Karin L. Larson           Director                  Director, The Capital
  11100 Santa Monica                                Group Companies, Inc.;
  Boulevard                                         President, Director and
  15th Floor                                        Director of Research,
  Los Angeles, CA                                   Capital Guardian
  90025-3384                                        Research Company;
                                                    Chairperson, President
                                                    and Director, Capital
                                                    Group Research, Inc.;
                                                    President, Director and
                                                    Director of
                                                    International Research,
                                                    Capital Research
                                                    International.

D. James Martin           Director                  Senior Vice President
  333 South Hope Street                             and Director, Capital
  55th Floor                                        Guardian Research
  Los Angeles, CA                                   Company.
  90071-1447

John R. McIlwraith        Senior Vice President     Senior Vice President
  One Market, Stuart      and Director              and Director, Capital
  Tower                                             International Limited.
  Suite 1800
  San Francisco, CA
  94105-1409

NAME                         POSITION WITH CGTC       PRINCIPAL OCCUPATION
----                         ------------------       --------------------
James R. Mulally          Senior Vice President     Senior Vice President,
  11100 Santa Monica      and Directo               Capital International
  Boulevard                                         Limited, Director,
  15th Floor                                        Capital Guardian
  Los Angeles, CA                                   Research Company, Vice
  90025-3384                                        President, Capital
                                                    Research Company.

Shelby Notkin             Senior Vice President     Director, Capital
  One Market, Stuart                                Guardian Trust Company of Nevada.
  Tower
  Suite 1800
  San Francisco, CA
  94105-1409

Mary M. O'Hern            Senior Vice President     Senior Vice President,
  333 South Hope Street                             Capital International
  55th Floor                                        Limited, Vice President,
  Los Angeles, CA                                   Capital International,
  90071-1447                                        Inc.

Jeffrey C. Paster         Senior Vice President     Senior Vice President,
  One Market, Stuart                                Capital Guardian Trust
  Tower                                             Company.
  Suite 1800
  San Francisco, CA
  94105-1409

Robert V. Pennington      Senior Vice President     President, Capital
  630 Fifth Avenue                                  Guardian Trust Company
  36th Floor                                        of Nevada.
  New York, NY
  10111-0121

Jason M. Pilalas          Director                  Senior Vice President
  333 South Hope Street                             and Director, Capital
  55th Floor                                        Guardian Research
  Los Angeles, CA                                   Company.
  90071-1447

Robert Ronus              President and Director    Chairman and Director,
  333 South Hope Street                             Capital Guardian Canada,
  55th Floor                                        Inc., Capital Guardian
  Los Angeles, CA                                   Research Company and
  90071-1447                                        Capital Research
                                                    International; Director,
                                                    The Capital Group
                                                    Companies, Inc., Capital
                                                    Group International,
                                                    Inc. and Capital
                                                    International Fund S.A.;
                                                    Directeur, Capital
                                                    International S.A.,
                                                    Senior Vice President,
                                                    Capital International
                                                    Limited.

NAME                         POSITION WITH CGTC       PRINCIPAL OCCUPATION
----                         ------------------       --------------------
Theodore R. Samuels       Senior Vice President     Director, Capital
  333 South Hope Street   and Director              Guardian
  55th Floor                                        Research Company.
  Los Angeles, CA
  90071-1447

Lionel A. Sauvage         Senior Vice President     Director, Capital
  1110 State Monica                                 Guardian Research Company; Vice
  Boulevard                                         President, Capital
  11th Floor                                        International Research,
  Los Angeles, CA                                   Inc.
  90025-3384

John H. Seiter            Executive Vice President  Senior Vice President,
  333 South Hope Street   of Client Relations &     Capital Group
  55th Floor              Marketing and Director    International, Inc.;
  Los Angeles, CA                                   Vice President, The
  90071-1447                                        Capital Group Companies,
                                                    Inc.

Robert L. Spare           Senior Vice President     Senior Vice President,
  333 South Hope Street                             Capital Guardian Trust
  55th Floor                                        Company.
  Los Angeles, CA
  90071-1447

Eugene P. Stein           Executive Vice President  Director, Capital
  333 South Hope Street   and Director              Guardian
  55th Floor                                        Research Company.
  Los Angeles, CA
  90071-1447

Bente L. Strong           Senior Vice President     Personal Investment
  630 Fifth Avenue                                  Management Division;
  36th Floor                                        Publisher, Capital
  New York, NY                                      Publishing's The
  10111-0121                                        American Benefactor
                                                    Magazine.

Philip A. Swan            Senior Vice President     Senior Vice President,
  11100 Santa Monica                                 Capital Guardian Trust
  Boulevard                                          Company.
  15th Floor
  Los Angeles, CA
  90025-3384

NAME                         POSITION WITH CGTC       PRINCIPAL OCCUPATION
----                         ------------------       --------------------
Shaw B. Wagener           Director                  Capital International
  333 South Hope Street                             Asia Pacific Management
  55th Floor                                        Company, S.A., Capital
  Los Angeles, CA                                   International Management
  90071-1447                                        Company, Capital
                                                    International Emerging
                                                    Countries Fund and
                                                    Capital International
                                                    Latin American Fund;
                                                    President and Director,
                                                    Capital International,
                                                    Inc.; Senior Vice
                                                    President, Capital Group
                                                    International, Inc. and
                                                    Emerging Markets Growth
                                                    Fund, Inc.

Eugene M. Waldron         Senior Vice President     Vice President, Loomis,
  Washington Harbour                                Sayles & Company.
  3000 K Street N.W.
  Suite 230
  Washington, D.C.
  20007-5124

N. Dexter Williams        Senior Vice President,    Capital Guardian Trust
  One Market, Stuart      Company Personal          Senior Vice President,
  Tower                   Investment Management     American Funds
  Suite 1800              Division                  Distributors, Inc.
  San Francisco, CA
  94105-1409

                       FIDELITY MANAGEMENT TRUST COMPANY

     The principal executive officers and directors of Fidelity Management Trust Company ("FMTC") and their principal occupations are shown below. Except as noted below, the business address of each officer and director is 82 Devonshire Street, Boston, Massachusetts 02109.


                                POSITION WITH
NAME                                FMTC              PRINCIPAL OCCUPATION
----                            -------------         --------------------
John F. McNamara                Director         Chairman of the Board,
                                                 President and Chief Executive
                                                 Officer
Denis M. McCarthy               Director
  30 Whiting Road
  Wellesley, MA 02481
John P. Wilkins                 Director         President,
  Wilkins Investment                             Wilkins Investment Counsel, Inc.
  Counsel Inc.
  160 Federal Street, 17th
  Floor
  Boston, MA 02110
Ralph B. Vogel                  Director
  675 Hale Street
  Beverly Farms, MA 01915
Robert L. Reynolds              Director
Edward E. Madden                Director         Vice Chairman

LEGAL, RISK AND COMPLIANCE
John P. O'Reilly, Jr.           Director         Executive Vice President
Vincent P. Walsh                Officer          Vice President

CLIENT SERVICES
Charles McKenzie                Officer          Senior Vice President
Kim S. Adelman                  Officer          Vice President
Paul M. Cahill, Jr.             Officer          Vice President
Mary Cross                      Officer          Vice President
Patrick DeMayo                  Officer          Vice President
Kenneth Fazio                   Officer          Vice President
Erica Fotta                     Officer          Vice President
Garrett Williams                Officer          Vice President

HUMAN RESOURCES
Eileen M. Pyne                  Officer          Senior Vice President

OPERATIONS/FINANCE/CHANNELS
John E. Murphy                  Director         Senior Vice President,
                                                 Chief Financial Officer
                                                 and Treasurer
Daniel Persechini               Officer          Vice President, Finance
Marybeth Richardson             Officer          Vice President, Finance
John Burke                      Officer          Vice President, Operations
David Censorio                  Officer          Vice President, Operations
Sally Miller                    Officer          Vice President, Operations
Louis Russo                     Officer          Vice President, Operations
Rhonda Snow                     Officer          Vice President, Operations
John DiBenedeto                 Officer          Vice President, Channels
Cheryl Gladstone                Officer          Vice President, Channels
Steven M. Quackenbush           Officer          Vice President, Channels

                                POSITION WITH
NAME                                FMTC              PRINCIPAL OCCUPATION
----                            -------------         --------------------
OPERATIONS/FINANCE/CHANNELS
  (CONTINUED)
Regina C. Sullivan              Officer          Vice President, Channels
Michael Hall                    Officer          Vice President, Reporting
PRODUCT/DEVELOPMENT, MARKETING
  AND MARKETING SUPPORT
Michael Forrester               Officer          Senior Vice President
Bill Fink                       Officer          Senior Vice President
Jeffrey Gandel                  Officer          Vice President
SALES MANAGEMENT
Jeffrey Lagarce                 Officer          Senior Vice President
Bradford J. Allinson            Officer          Senior Vice President
Stephen Bard                    Officer          Senior Vice President
Arthur J. Greenwood             Officer          Senior Vice President
Walter Lindsay                  Officer          Senior Vice President
William Lynch                   Officer          Senior Vice President
R. Reuel Stanley                Officer          Senior Vice President
David Yearwood                  Officer          Senior Vice President
Robert Allen                    Officer          Vice President
Matthew Appelstein              Officer          Vice President
Lawrence Reale                  Officer          Vice President
Robert Fitzpatrick              Officer          Vice President
James T. Mattera                Officer          Vice President
Mark D. Toomey                  Officer          Vice President
SYSTEMS
Margaret Smith                  Officer          Senior Vice President
Tricia Cristoforo               Officer          Vice President
Kevin Long                      Officer          Vice President
John Saxe                       Officer          Assistant Vice President
INVESTMENTS, EQUITY
Karen Firestone                 Officer          Senior Vice President
Ren Y. Cheng                    Officer          Senior Vice President
Jennifer Farrelly               Officer          Senior Vice President
Timothy Heffernan               Officer          Senior Vice President
Cesar Hernandez                 Officer          Senior Vice President
Robert Lawrence                 Director         Senior Vice President
Robert L. Macdonald             Officer          Senior Vice President
John McDowell                   Officer          Senior Vice President
Neal Miller                     Officer          Senior Vice President
Stephen Petersen                Officer          Senior Vice President
Kennedy Richardson              Officer          Senior Vice President
Scott Stewart                   Officer          Senior Vice President
Beth Terrana                    Officer          Senior Vice President
George Vanderheiden             Officer          Senior Vice President
John Avery                      Officer          Vice President
Katherine Collins               Officer          Vice President
Joseph Day                      Officer          Vice President

                                POSITION WITH
NAME                                FMTC              PRINCIPAL OCCUPATION
----                            -------------         --------------------
INVESTMENTS, EQUITY
  (CONTINUED)
Stephen DuFour                  Officer          Vice President
Richard Fentin                  Officer          Vice President
Steve Snider                    Officer          Vice President
Tom Sprague                     Officer          Vice President
Myra Wonisch                    Officer          Vice President
INVESTMENTS, FIXED INCOME
Dwight Churchill                Officer          Senior Vice President
Boyce Greer                     Officer          Senior Vice President
Robert Middlebrook              Officer          Senior Vice President
Robert K. Duby                  Officer          Vice President
Andrew J. Dudley                Officer          Vice President
George Fischer                  Officer          Vice President
Robin Lee Foley                 Officer          Vice President
Robert Galusza                  Officer          Vice President
Kevin Grant                     Officer          Vice President
Norm Lind                       Officer          Vice President
Charles Morrison                Officer          Vice President
Ford E. O'Neil                  Officer          Vice President
Thomas J. Silvia                Officer          Vice President
Mark Sommer                     Officer          Vice President
Christine Thompson              Officer          Vice President
INVESTMENTS, HIGH YIELD
Margaret Eagle                  Officer          Senior Vice President
Bart Grenier                    Officer          Senior Vice President
John Carlson                    Officer          Vice President
Barry Coffman                   Officer          Vice President
Tom Hense                       Officer          Vice President
Mark Notkin                     Officer          Vice President
Thomas T. Soviero               Officer          Vice President
INVESTMENTS, REAL ESTATE
Barry Greenfield                Officer          Senior Vice President
Mike E. Miles                   Officer          Senior Vice President
Lee Sandwen                     Officer          Senior Vice President
Michael Elizondo                Officer          Vice President
Thomas P. Lavin                 Officer          Vice President
Mark P. Snyderman               Officer          Vice President
PERSONAL TRUST
James Cornell                   Officer          Senior Vice President
Deborah C. Segal                Officer          Vice President
Deborah Adams                   Officer          Trust Officer
Kathleen Brooks                 Officer          Trust Officer
Amy Z. Resnic                   Officer          Trust Officer
OTHER OFFICERS
John P. O'Reilly, Jr.           Director         Institutional Trust; Assistant
                                                 Clerk

                                POSITION WITH
NAME                                FMTC              PRINCIPAL OCCUPATION
----                            -------------         --------------------
OTHER OFFICERS
  (CONTINUED)
Eileen M. Pyne                  Officer          Affirmative Action Officer;
                                                 CRA Liaison
John E. Murphy                  Director         Bank Secrecy Act Compliance
                                                 Officer; Security Officer
Lisa Menelly                    Officer          Clerk
William Corson                  Officer          Assistant Clerk
Douglas Kant                    Officer          Assistant Clerk
John Kimpel                     Officer          Assistant Clerk
Emily Kuvin                     Officer          Assistant Clerk
Regina Sullivan                 Officer          Assistant Clerk

                            FRANKLIN ADVISERS, INC.


     The principal executive officers and directors of Franklin Advisers, Inc. ("Franklin Advisers") and their principal occupations are shown below. The business address of each officer and director is 777 Mariners Island Blvd., San Mateo, CA 94404.


                               POSITION WITH
NAME                         FRANKLIN ADVISERS        PRINCIPAL OCCUPATION
----                         -----------------        --------------------
Charles B. Johnson        Chairman of the Board     President, Chief
                          and Director              Executive Officer and
                                                    Director, Franklin
                                                    Resources, Inc.;
                                                    Chairman of the Board
                                                    and Director, Franklin
                                                    Advisory Services, Inc.,
                                                    Franklin Investment
                                                    Advisory Services, Inc.
                                                    and Franklin Templeton
                                                    Distributors, Inc.;
                                                    Director, Franklin/
                                                    Templeton Investor
                                                    Services, Inc. and
                                                    Franklin Templeton
                                                    Services, Inc.; officer
                                                    and/or director or
                                                    trustee, as the case may
                                                    be, of most of the other
                                                    subsidiaries of Franklin
                                                    Resources, Inc. and of
                                                    50 of the investment
                                                    companies in the
                                                    Franklin Templeton Group
                                                    of Funds.
Rupert H. Johnson, Jr.    President and Director    Executive Vice President
                                                    and Director, Franklin
                                                    Resources, Inc. and
                                                    Franklin Templeton
                                                    Distributors, Inc.;
                                                    President and Director,
                                                    Franklin Investment
                                                    Advisory Services, Inc.;
                                                    Senior Vice President
                                                    and Director, Franklin
                                                    Advisory Services, Inc.;
                                                    Director, Franklin/
                                                    Templeton Investor
                                                    Services, Inc.; and
                                                    officer and/or director
                                                    or trustee, as the case
                                                    may be, of most of the
                                                    other subsidiaries of
                                                    Franklin Resources, Inc.
                                                    and of 53 of the
                                                    investment companies in
                                                    the Franklin Templeton
                                                    Group of Funds.

                               POSITION WITH
NAME                         FRANKLIN ADVISERS        PRINCIPAL OCCUPATION
----                         -----------------        --------------------
R. Martin Wiskemann       Senior Vice President     Portfolio Manager,
                          and Director              Franklin Advisers, Inc.;
                                                    Senior Vice President,
                                                    Franklin Management,
                                                    Inc.; Vice President and
                                                    Director, ILA Financial
                                                    Services, Inc.; and
                                                    officer and/or director
                                                    or trustee, as the case
                                                    may be, of 15 of the
                                                    investment companies in
                                                    the Franklin Templeton
                                                    Group of Funds.
Harmon E. Burns           Executive Vice President  Executive Vice President
                                                    and Director, Franklin
                                                    Resources, Inc.,
                                                    Franklin Templeton
                                                    Distributors, Inc. and
                                                    Franklin Templeton
                                                    Services, Inc.;
                                                    Director, Franklin
                                                    Investment Advisory
                                                    Services, Inc. and
                                                    Franklin/Templeton
                                                    Investor Services, Inc.;
                                                    and officer and/or
                                                    director or trustee, as
                                                    the case may be, of most
                                                    of the other
                                                    subsidiaries of Franklin
                                                    Resources, Inc. and of
                                                    53 of the investment
                                                    companies in the
                                                    Franklin Templeton Group
                                                    of Funds.

                               POSITION WITH
NAME                         FRANKLIN ADVISERS        PRINCIPAL OCCUPATION
----                         -----------------        --------------------
Martin L. Flanagan        Executive Vice President  Senior Vice President
                          and Chief Financial       and Chief Financial
                          Officer                   Officer, Franklin
                                                    Resources, Inc.,
                                                    Franklin/Templeton
                                                    Investor Services, Inc.
                                                    and Franklin Mutual
                                                    Advisers, Inc.;
                                                    Executive Vice President
                                                    and Director, Templeton
                                                    Worldwide, Inc.;
                                                    Executive Vice
                                                    President, Chief
                                                    Operating Officer and
                                                    Director, Templeton
                                                    Investment Counsel,
                                                    Inc.; Chief Financial
                                                    Officer, Franklin
                                                    Advisory Services, Inc.
                                                    and Franklin Investment
                                                    Advisory Services, Inc.;
                                                    President and Director,
                                                    Franklin Investment
                                                    Advisory Services, Inc.;
                                                    President and Director,
                                                    Franklin Templeton
                                                    Services, Inc.; officer
                                                    and/or director of some
                                                    of the other
                                                    subsidiaries of Franklin
                                                    Resources, Inc.; and
                                                    officer and/or director
                                                    or trustee, as the case
                                                    may be, of 53 of the
                                                    investment companies in
                                                    the Franklin Templeton
                                                    Group of Funds.

                               POSITION WITH
NAME                         FRANKLIN ADVISERS        PRINCIPAL OCCUPATION
----                         -----------------        --------------------
Deborah R. Gatzek         Executive Vice President  Senior Vice President
                          and Assistant Secretary   and General Counsel,
                                                    Franklin Resources,
                                                    Inc.; Senior Vice
                                                    President, Franklin
                                                    Templeton Services, Inc.
                                                    and Franklin Templeton
                                                    Distributors, Inc.; Vice
                                                    President, Franklin
                                                    Advisory Services, Inc.
                                                    and Franklin Mutual
                                                    Advisers, Inc.; Vice
                                                    President, Chief Legal
                                                    Officer and Chief
                                                    Operating Officer,
                                                    Franklin Investment
                                                    Advisory Services, Inc.;
                                                    and officer of 54 of the
                                                    investment companies in
                                                    the Franklin Templeton
                                                    Group of Funds.
Edward B. Jamieson        Executive Vice President  Portfolio Manager,
                                                    Franklin Advisers, Inc.
                                                    and Franklin Management,
                                                    Inc.; and officer and
                                                    trustee of four of the
                                                    investment companies in
                                                    the Franklin Templeton
                                                    Group of Funds.
Thomas J. Kenny           Executive Vice President  Portfolio Manager,
                                                    Franklin Advisers, Inc.;
                                                    and officer of eight of
                                                    the investment companies
                                                    in the Franklin
                                                    Templeton Group of
                                                    Funds.
Jack H. Lemein            Executive Vice President  Portfolio Manager,
                                                    Franklin Advisers, Inc.;
                                                    and Vice President,
                                                    Franklin Management,
                                                    Inc. and Franklin
                                                    Templeton Distributors,
                                                    Inc.

                     PACIFIC INVESTMENT MANAGEMENT COMPANY


     The principal executive officers and directors of Pacific Investment Management Company ("PIMCO") and their principal occupations are shown below. The business address of each officer and director is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.


         NAME              POSITION WITH PIMCO     PRINCIPAL OCCUPATION
         ----              -------------------     --------------------
George C. Allan         Senior Vice President      Systems
Tamara J. Arnold        Senior Vice President      Account Manager
Michael R. Asay         Senior Vice President      Financial Engineer
Brian P. Baker          Vice President             Account Manager
Leslie A. Burbi         Executive Vice President   Portfolio Manager
Stephen B. Beaumont     Vice President             Account Manager
William R. Benz, II     Managing Director          Account Manager
Gregory A. Bishop       Vice President             Marketing
John B. Brynjolfsson    Senior Vice President      Portfolio Manager
Andrew Brick            Senior Vice President      Portfolio Manager
R. Wesley Burns         Managing Director          Operations
Carl J. Cohen           Vice President             Account Manager
Jerry L. Coleman        Vice President             Systems
Cyrille Conseil         Vice President             Portfolio Manager
Doug Cummings           Vice President             Marketing
Wendy W. Cupps          Senior Vice President      Account Manager
Chris P. Dialynas       Managing Director          Portfolio Manager
David J. Dorff          Vice President             Financial Engineer
Michael G. Dow          Senior Vice President      Marketing
Anita Dunn              Vice President             Office Service
A. Benjamin Ehlert      Executive Vice President   Portfolio Manager
Robert A. Ettl          Executive Vice President   Portfolio Manager
Anthony L. Faillace     Vice President             Portfolio Manager
Ursula T. Frisch        Vice President             Account Manager
William H. Gross        Managing Director          Portfolio Manager
John L. Hague           Managing Director          Portfolio Manager
Gordon C. Hally         Executive Vice President   Account Manager
Pasi M. Hamalainen      Executive Vice President   Portfolio Manager
John P. Hardaway        Senior Vice President      Operations
Brent R. Harris         Managing Director          Marketing
Joseph D. Hotteshol     Vice President             Operations
Raymond C. Hayes        Vice President             Marketing

         NAME              POSITION WITH PIMCO     PRINCIPAL OCCUPATION
         ----              -------------------     --------------------
Robert G. Herin         Vice President             Systems
David C. Hinman         Senior Vice President      Account Manager
Liza M. Hocson          Vice President             Finance
Douglas M. Hodge        Executive Vice President   Account Manager
Brent L. Holden         Executive Vice President   Account Manager
Dwight F. Holloway,     Senior Vice President      Account Manager
  Jr.
Jane T. Howe            Vice President             Portfolio Manager
Mark T. Hudoff          Senior Vice President      Portfolio Manager
Margaret E. Isberg      Managing Director          Marketing
Thomas J. Kelleher      Vice President             Marketing
James M. Keller         Senior Vice President      Portfolio Manager
Raymond G. Kennedy      Senior Vice President      Portfolio Manager
Mark R. Kiesel          Vice President             Portfolio Manager
Sharon K. Kilmer        Executive Vice President   Portfolio Manager
Steven P. Kirkbaumer    Vice President             Marketing
John S. Loftus          Executive Vice President   Account Manager
David C. Lown           Vice President             Account Manager
Andre J. Mallegol       Vice President             Marketing
Michael E. Martini      Vice President             Portfolio Manager
Scott A. Mather         Senior Vice President      Portfolio Manager
Benjamin L. Mayer       Vice President             Portfolio Manager
Joseph McDevitt         Executive Vice President   Account Manager
Dean S. Meiling         Managing Director          Account Manager
Jonathan D. Moll        Vice President             Account Manager
Kristen S. Monson       Senior Vice President      Account Manager
James F. Muzzy          Managing Director          Account Manager
Doris S. Nakamura       Vice President             Portfolio Manager
Douglas J. Ongaro       Vice President             Marketing
Thomas J. Otterbein     Senior Vice President      Account Manager
Victoria M. Paradis     Vice President             Marketing
Elizabeth M. Philipp    Vice President             Account Manager
David J. Pittman        Vice President             Marketing
William F. Podlich,     Managing Director          Executive Office
  III
William C. Powers       Managing Director          Portfolio Manager
Terry A. Randall        Vice President             Operations
Scott L. Roney          Senior Vice President      Account Manager

         NAME              POSITION WITH PIMCO     PRINCIPAL OCCUPATION
         ----              -------------------     --------------------
Michael J. Rosborough   Senior Vice President      Portfolio Manager
Seth R. Ruthen          Vice President             Account Manager
Jeffrey M. Sargent      Vice President             Shareholder Services
Ernest L. Schmider      Executive Vice President,  Legal
                        Chief Administrative and
                        Legal Officer
Leland T. Scholey       Senior Vice President      Marketing
Richard W. Selby        Senior Vice President      Systems
Denise C. Seliga        Vice President             Compliance Officer
Rita J. Seymour         Vice President             Account Manager
Christopher Sullivan    Vice President             Account Manager
Cheryl L. Sylvester     Vice President             Account Manager
Lee R. Thomas           Managing Director          Portfolio Manager
William S. Thompson     Chief Executive Officer    Executive Office
                        and Managing Director
Benjamin L. Trosky      Managing Director          Portfolio Manager
Richard E. Tyson        Vice President             Operations
Peter A. Van de Zilver  Vice President             Portfolio Manager
Koichi Watanabe         Vice President             Account Manager
Marilyn K. Wegener      Vice President             Operations
Paul C. Westhead        Vice President             Account Manager
George W. Wood          Executive Vice President   Account Manager
Michael A. Yetter       Senior Vice President      Financial Engineer
David Young             Vice President             Account Manager

                          STATE STREET GLOBAL ADVISORS


     The principal executive officers and directors of the State Street Global Advisors division of State Street Bank and Trust Company ("State Street") and their principal occupations are shown below. The business address of each officer and director is 225 Franklin Street, Boston, MA 02110.


                                   POSITION WITH
NAME                               STATE STREET            PRINCIPAL OCCUPATION
----                               -------------           --------------------
Michael N. Carter             Chairman and Chief         Chairman and Chief
                              Executive Officer          Executive Officer.
David A. Spina                President and Chief        President and Chief
                              Operating Officer          Operating Officer.
Tenley E. Albright, M.D.      Executive Director         Chairman, Western
                                                         Resources, Inc.
I. MacAllister Booth          Executive Director         Retired Chairman,
                                                         President and Chief
                                                         Executive Officer,
                                                         Polaroid Corporation.
Truman S. Casner              Executive Director         Partner, Ropes & Gray.
Nader F. Darehshori           Executive Director         Chairman, President and
                                                         Chief Executive Officer,
                                                         Houghton Mifflin
                                                         Company.
Arthur L. Goldstein           Executive Director         Chairman and Chief
                                                         Executive Officer,
                                                         Ionics Incorporated.
David P. Gruber               Executive Director         Chairman and Chief
                                                         Executive Officer,
                                                         Wyman-Gordon Company.
Charles F. Kaye               Executive Director         Chairman, Transportation
                                                         Investments,
                                                         Incorporated.
John M. Kucharski             Executive Director         Chairman and Chief
                                                         Executive Officer, EG&G,
                                                         Inc.
Charles R. LaMantia           Executive Director         President and Chief
                                                         Executive Officer,
                                                         Arthur D. Little, Inc.
David B. Perini               Executive Director         Chairman, Perini
                                                         Corporation.
Dennis J. Picard              Executive Director         Chairman and Chief
                                                         Executive Officer,
                                                         Ratheon Company.
Robert E. Weissman            Executive Director         Chairman and Chief
                                                         Executive Officer,
                                                         Cognizant Corporation.

                       WELLINGTON MANAGEMENT COMPANY, LLP


     The managing partners of Wellington Management Company, LLP ("Wellington Management") and their principal occupations are shown below. The business address of each such person is 75 State Street, Boston, MA 02109.


                                 POSITION WITH
NAME                         WELLINGTON MANAGEMENT  PRINCIPAL OCCUPATION
----                         ---------------------  --------------------
Robert W. Doran              Chairman               Chairman
John R. Ryan                 Senior Vice President  Senior Vice
                                                    President
Duncan M. McFarland          President and Chief    President and Chief
                             Executive Officer      Executive Officer


     The general partners of Wellington Management and their principal occupations are shown below. The business address of each such person is 75 State Street, Boston, MA 02109.


                                 POSITION WITH
NAME                         WELLINGTON MANAGEMENT  PRINCIPAL OCCUPATION
----                         ---------------------  --------------------
Kenneth L. Abrams            Senior Vice President  Senior Vice
                                                    President
Nicholas C. Adams            Senior Vice President  Senior Vice
                                                    President
Rand L. Alexander            Senior Vice President  Senior Vice
                                                    President
Deborah L. Allinson          Senior Vice President  Senior Vice
                                                    President
James H. Averill             Senior Vice President  Senior Vice
                                                    President
Karl E. Bandtel              Senior Vice President  Senior Vice
                                                    President
Marie-Claude Bernal          Senior Vice President  Senior Vice
                                                    President
William N. Booth             Senior Vice President  Senior Vice
                                                    President
Paul Braverman               Senior Vice President  Senior Vice
                                                    President
Robert A. Bruno              Senior Vice President  Senior Vice
                                                    President
Maryann E. Carroll           Senior Vice President  Senior Vice
                                                    President
Pamela Dippell               Senior Vice President  Senior Vice
                                                    President
Robert W. Doran              Senior Vice President  Senior Vice
                                                    President
Charles T. Freeman           Senior Vice President  Senior Vice
                                                    President
Laurie A. Gabriel            Senior Vice President  Senior Vice
                                                    President
Frank J. Gilday              Senior Vice President  Senior Vice
                                                    President
John H. Gooch                Senior Vice President  Senior Vice
                                                    President
Nicholas P. Greville         Senior Vice President  Senior Vice
                                                    President
Paul Hamel                   Senior Vice President  Senior Vice
                                                    President
William C. S. Hicks          Senior Vice President  Senior Vice
                                                    President
Lucius T. Hill, III          Senior Vice President  Senior Vice
                                                    President
Paul D. Kaplan               Senior Vice President  Senior Vice
                                                    President
John C. Keogh                Senior Vice President  Senior Vice
                                                    President
George C. Lodge, Jr.         Senior Vice President  Senior Vice
                                                    President
Nancy T. Lukitsh             Senior Vice President  Senior Vice
                                                    President

                                 POSITION WITH
NAME                         WELLINGTON MANAGEMENT  PRINCIPAL OCCUPATION
----                         ---------------------  --------------------
Mark T. Lynch                Senior Vice President  Senior Vice
                                                    President
Christine S. Manfredi        Senior Vice President  Senior Vice
                                                    President
Patrick J. McCloskey         Senior Vice President  Senior Vice
                                                    President
Earl E. McEvoy               Senior Vice President  Senior Vice
                                                    President
Duncan M. McFarland          Senior Vice President  Senior Vice
                                                    President
Paul M. Mecray III           Senior Vice President  Senior Vice
                                                    President
Matthew E. Megargel          Senior Vice President  Senior Vice
                                                    President
James N. Mordy               Senior Vice President  Senior Vice
                                                    President
Diane C. Nordin              Senior Vice President  Senior Vice
                                                    President
Stephen T. O'Brien           Senior Vice President  Senior Vice
                                                    President
Edward P. Owens              Senior Vice President  Senior Vice
                                                    President
Saul J. Pannell              Senior Vice President  Senior Vice
                                                    President
Thomas L. Pappas             Senior Vice President  Senior Vice
                                                    President
Jonathan M. Payson           Senior Vice President  Senior Vice
                                                    President
Stephen M. Pazuk             Senior Vice President  Senior Vice
                                                    President
Robert D. Rands              Senior Vice President  Senior Vice
                                                    President
Eugene E. Record, Jr.        Senior Vice President  Senior Vice
                                                    President
James A. Rullo               Senior Vice President  Senior Vice
                                                    President
John R. Ryan                 Senior Vice President  Senior Vice
                                                    President
Joseph H. Schwartz           Senior Vice President  Senior Vice
                                                    President
Theodore Shasta              Senior Vice President  Senior Vice
                                                    President
Binkley C. Shorts            Senior Vice President  Senior Vice
                                                    President
Trond Skramstad              Senior Vice President  Senior Vice
                                                    President
Catherine A. Smith           Senior Vice President  Senior Vice
                                                    President
Stephen A. Soderberg         Senior Vice President  Senior Vice
                                                    President
Brendan J. Swords            Senior Vice President  Senior Vice
                                                    President
Harriett Tee Taggart         Senior Vice President  Senior Vice
                                                    President
Perry M. Traquina            Senior Vice President  Senior Vice
                                                    President
Gene R. Tremblay             Senior Vice President  Senior Vice
                                                    President
Michael A. Tyler             Senior Vice President  Senior Vice
                                                    President
Mary Ann Tynan               Senior Vice President  Senior Vice
                                                    President
Clare Villari                Senior Vice President  Senior Vice
                                                    President
Ernst H. von Metzsch         Senior Vice President  Senior Vice
                                                    President
James L. Walters             Senior Vice President  Senior Vice
                                                    President
Kim Williams                 Senior Vice President  Senior Vice
                                                    President
Francis V. Wisneski          Senior Vice President  Senior Vice
                                                    President

                         T. ROWE PRICE ASSOCIATES, INC.

     The principal executive officers and directors of T. Rowe Price Associates, Inc. ("T. Rowe Price") and their principal occupations are shown below. The business address of each officer or director is noted below.

                                POSITION WITH          PRINCIPAL OCCUPATION
          NAME                  T. ROWE PRICE          AND BUSINESS ADDRESS
          ----                  -------------          --------------------
George A. Roche            Chief Executive Officer    Chairman of the Board,
  100 East Pratt Street                               President and Managing
  Baltimore, MD 21202                                 Director of T. Rowe
                                                      Price; Chairman of the
                                                      Board of TRP Finance,
                                                      Inc.; Director of
                                                      Price-Fleming, T. Rowe
                                                      Price Retirement Plan
                                                      Services, Inc., and T.
                                                      Rowe Price Strategic
                                                      Partners, Inc.; and
                                                      Director and Vice
                                                      President of T. Rowe
                                                      Price Threshold Fund
                                                      Associates, Inc., TRP
                                                      Suburban Second, Inc.,
                                                      and TRP Suburban, Inc.
James E. Halbkat, Jr.             Director            President of U.S.
  P.O. Box 23109                                      Monitor Corporation, a
  Hilton Head Island, SC                              provider of public
  29925                                               response systems.
Richard L. Menschel               Director            Limited Partner of The
  85 Broad Street,                                    Goldman Sachs Group,
  2nd Floor                                           L.P., an investment
  New York, NY 10004                                  banking firm.
Robert L. Strickland              Director            Retired Chairman of
  2000 W. First Street,                               Lowe's Companies, Inc.,
  Suite 604                                           a retailer of specialty
  Winston-Salem, NC                                   home supplies, as of
  27104                                               January 31, 1998 and
                                                      continues to serve as a
                                                      Director; and Director
                                                      of Hannaford Bros.,
                                                      Co., a food retailer.
Philip C. Walsh                   Director            Retired mining industry
  Pleasant Valley                                     executive.
  Peapack, NJ 07977
Anne Marie Whittemore             Director            Partner of the law firm
  One James Center                                    of McGuire, Woods,
  Richmond, VA 23219                                  Battle & Boothe L.L.P;
                                                      and Director of Owens &
                                                      Minor, Inc., Fort James
                                                      Corporation, and
                                                      Albemarle Corporation.

                                POSITION WITH          PRINCIPAL OCCUPATION
          NAME                  T. ROWE PRICE          AND BUSINESS ADDRESS
          ----                  -------------          --------------------
Henry H. Hopkins                  Director            Managing Director of T.
  One James Center                                    Rowe Price; Director of
  Richmond, VA                                        T. Rowe Price Insurance
  23219                                               Agency, Inc.; Vice
                                                      President and Director
                                                      of T. Rowe Price
                                                      (Canada), Inc., T. Rowe
                                                      Price Investment
                                                      Services, Inc., T. Rowe
                                                      Price Services, Inc.,
                                                      T. Rowe Price Threshold
                                                      Fund Associates, Inc.,
                                                      T. Rowe Price Trust
                                                      Company, TRP
                                                      Distribution, Inc., and
                                                      TRPH Corporation;
                                                      Director of T. Rowe
                                                      Price Insurance Agency,
                                                      Inc.; Vice President of
                                                      Price-Fleming, T. Rowe
                                                      Price Real Estate
                                                      Group, Inc., T. Rowe
                                                      Price Retirement Plan
                                                      Services, Inc., T. Rowe
                                                      Price Stable Asset
                                                      Management, Inc., and
                                                      T. Rowe Price Strategic
                                                      Partners Associates,
                                                      Inc.
James A. C. Kennedy III           Director            Managing Director of T.
  100 East Pratt Street                               Rowe Price; President
  Baltimore, MD 21202                                 and Director of T. Rowe
                                                      Price Strategic
                                                      Partners Associates,
                                                      Inc.; Director and Vice
                                                      President of T. Rowe
                                                      Price Threshold Fund
                                                      Associates, Inc.
John H. LaPorte, Jr.              Director            Managing Director of T.
  100 East Pratt Street                               Rowe Price.
  Baltimore, MD 21202
William T. Reynolds               Director            Managing Director of T.
  100 East Pratt Street                               Rowe Price; Chairman of
  Baltimore, MD 21202                                 the Board of T. Rowe
                                                      Price Stable Asset
                                                      Management, Inc.;
                                                      Director of TRP
                                                      Finance, Inc.

                                POSITION WITH          PRINCIPAL OCCUPATION
          NAME                  T. ROWE PRICE          AND BUSINESS ADDRESS
          ----                  -------------          --------------------
James S. Riepe                    Director            Vice-Chairman of the
  100 East Pratt Street                               Board and Managing
  Baltimore, MD 21202                                 Director of T. Rowe
                                                      Price; Chairman of the
                                                      Board and President of
                                                      T. Rowe Price Trust
                                                      Company; Chairman of
                                                      the Board of T. Rowe
                                                      Price (Canada), Inc.,
                                                      T. Rowe Price
                                                      Investment Services,
                                                      Inc., T. Rowe Price
                                                      Investment
                                                      Technologies, Inc., T.
                                                      Rowe Price Retirement
                                                      Plan Services, Inc.,
                                                      and T. Rowe Price
                                                      Services, Inc.;
                                                      Director of
                                                      Price-Fleming, T. Rowe
                                                      Price Insurance Agency,
                                                      Inc., and TRPH
                                                      Corporation; Director
                                                      and President of TRP
                                                      Distribution, Inc., TRP
                                                      Suburban Second, Inc.,
                                                      and TRP Suburban, Inc.;
                                                      and Director and Vice
                                                      President of T. Rowe
                                                      Price Stable Asset
                                                      Management, Inc.
Brian C. Rogers                   Director            Managing Director of T.
  100 East Pratt Street                               Rowe Price; Vice
  Baltimore, MD 21202                                 President of T. Rowe
                                                      Price Trust Company.
M. David Testa                    Director            Vice-Chairman of the
  100 East Pratt Street                               Board, Chief Investment
  Baltimore, MD 21202                                 Officer, and Managing
                                                      Director of T. Rowe
                                                      Price; Chairman of the
                                                      Board of Price-Fleming;
                                                      President and Director
                                                      of T. Rowe Price
                                                      (Canada), Inc.;
                                                      Director and Vice
                                                      President of T. Rowe
                                                      Price Trust Company;
                                                      and Director of TRPH
                                                      Corporation.

                                POSITION WITH          PRINCIPAL OCCUPATION
          NAME                  T. ROWE PRICE          AND BUSINESS ADDRESS
          ----                  -------------          --------------------
Edward C. Bernard          Executive Officer          Managing Director of T.
  100 East Pratt Street                               Rowe Price; Director
  Baltimore, MD 21202                                 and President of T.
                                                      Rowe Price Insurance
                                                      Agency, Inc. and T.
                                                      Rowe Price Investment
                                                      Services, Inc.;
                                                      Director of T. Rowe
                                                      Price Services, Inc.;
                                                      Vice President of TRP
                                                      Distribution, Inc.
Michael A. Goff            Executive Officer          Managing Director of T.
  100 East Pratt Street                               Rowe Price; Director
  Baltimore, MD 21202.                                and President of T.
                                                      Rowe Price Investment
                                                      Technologies, Inc.
Charles E. Vieth           Executive Officer          Managing Director of T.
  100 East Pratt Street                               Rowe Price; Director
  Baltimore, MD 21202                                 and President of T.
                                                      Rowe Price Retirement
                                                      Plan Services, Inc.;
                                                      Director and Vice
                                                      President of T. Rowe
                                                      Price Investment
                                                      Services, Inc. and T.
                                                      Rowe Price Services,
                                                      Inc.; Vice President of
                                                      T. Rowe Price (Canada),
                                                      Inc., T. Rowe Price
                                                      Trust Company, and TRP
                                                      Distribution, Inc.

                                POSITION WITH          PRINCIPAL OCCUPATION
          NAME                  T. ROWE PRICE          AND BUSINESS ADDRESS
          ----                  -------------          --------------------
Alvin M. Younger, Jr.      Executive Officer          Chief Financial
  100 East Pratt Street                               Officer, Managing
  Baltimore, MD 21202                                 Director, Secretary,
                                                      and Treasurer of T.
                                                      Rowe Price; Director,
                                                      Vice President,
                                                      Treasurer, and
                                                      Secretary of TRP
                                                      Suburban Second, Inc.
                                                      and TRP Suburban, Inc.;
                                                      Director of TRP
                                                      Finance, Inc.;
                                                      Secretary and Treasurer
                                                      for Price-Fleming, T.
                                                      Rowe Price (Canada),
                                                      Inc., T. Rowe Price
                                                      Insurance Agency, Inc.,
                                                      T. Rowe Price
                                                      Investment Services,
                                                      Inc., T. Rowe Price
                                                      Real Estate Group,
                                                      Inc., T. Rowe Price
                                                      Retirement Plan
                                                      Services, Inc., T. Rowe
                                                      Price Services, Inc.,
                                                      T. Rowe Price Stable
                                                      Asset Management, Inc.,
                                                      T. Rowe Price Strategic
                                                      Partners Associates,
                                                      Inc., T. Rowe Price
                                                      Threshold Fund
                                                      Associates, Inc., T.
                                                      Rowe Price Trust
                                                      Company, TRP
                                                      Distribution, Inc., and
                                                      TRPH Corporation;
                                                      Treasurer and Clerk of
                                                      T. Rowe Price Insurance
                                                      Agency of
                                                      Massachusetts, Inc.

                   [THE MANUFACTURERS LIFE INSURANCE COMPANY
                               OF NORTH AMERICA]
                   [THE MANUFACTURERS LIFE INSURANCE COMPANY
                                  OF NEW YORK]
                   [THE MANUFACTURERS LIFE INSURANCE COMPANY
                                  OF AMERICA]

                            VOTING INSTRUCTIONS FORM

                     VOTING PURSUANT TO THESE INSTRUCTIONS
                             WILL BE AS SPECIFIED.

     IF NO SPECIFICATION IS MADE AS TO AN ITEM, VOTING WILL BE FOR SUCH ITEM. A SEPARATE VOTING INSTRUCTION FORM IS PROVIDED FOR EACH MANUFACTURERS INVESTMENT TRUST PORTFOLIO IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF FEBRUARY 28, 1999. PLEASE SIGN, DATE AND RETURN ALL VOTING INSTRUCTION FORMS RECEIVED IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


     VOTING INSTRUCTIONS MUST BE RECEIVED BY APRIL 26, 1999 TO BE VOTED FOR THE MEETING TO BE HELD ON APRIL 27, 1999.


[NAME OF PORTFOLIO]


     THESE VOTING INSTRUCTIONS ARE SOLICITED BY [THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA] [THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK] [THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA] IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF MANUFACTURERS INVESTMENT TRUST.



The undersigned hereby instructs [The Manufacturers Life Insurance Company of North America] [The Manufacturers Life Insurance Company of New York] [The Manufacturers Life Insurance Company America] to vote the shares of Manufacturers Investment Trust (the "Trust") attributable to his or her contract at the Special Meeting of Shareholders to be held at 73 Tremont Street, Boston, Massachusetts 02108 at 10:00 a.m., April 27, 1999, and any adjournments thereof, as indicated below.


Date:
---------------------------

                            PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, including that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."





             ------------------------------------------------------
                     Signature(s), Title(s), if applicable

--------------------------------------------------------------------------------


THIS INSTRUCTION CARD, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACT OWNER. IF NO DIRECTION IS MADE, THIS VOTING INSTRUCTION CARD WILL BE VOTED FOR ALL PROPOSALS RELATED TO YOUR PORTFOLIO. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.



          VOTE ONLY FOR THE PROPOSALS WHICH APPLY TO YOUR PORTFOLIO

               PLEASE MARK YOUR VOTING INSTRUCTION FORM, DATE AND
              SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY
                  IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES
                   NO POSTAGE IF MAILED IN THE UNITED STATES.
          INDICATE YOUR VOTE BELOW BY FILLING IN THE APPROPRIATE BOXES


                                                              FOR   AGAINST   ABSTAIN
 1. ALL PORTFOLIOS. Approval of an Amended and Restated
    Advisory Agreement between the Trust, on behalf of
    the Portfolio, and Manulife Securities.                   [ ]    [ ]       [ ]
   1A. MODERATE ASSET ALLOCATION TRUST ONLY. Approval
       of an increase in the advisory fee.                    [ ]    [ ]       [ ]
   1B. EQUITY TRUST ONLY. Approval of an increase in the
       advisory fee.                                          [ ]    [ ]       [ ]
   1C. AGGRESSIVE ASSET ALLOCATION TRUST ONLY.
       Approval of an increase in the advisory fee.           [ ]    [ ]       [ ]
   1D. EQUITY INCOME TRUST ONLY. Approval of an
       increase in the advisory fee.                          [ ]    [ ]       [ ]
 2. CONSERVATIVE ASSET ALLOCATION TRUST ONLY. Approval
    of a change to the investment objective of the
    Conservative Asset Allocation Trust.                      [ ]    [ ]       [ ]
 3. MODERATE ASSET ALLOCATION TRUST ONLY. Approval of
    a change to the investment objective of the
    Moderate Asset Allocation Trust.                          [ ]    [ ]       [ ]
 4. AGGRESSIVE ASSET ALLOCATION TRUST ONLY. Approval
    of a change to the investment objective of the
    Aggressive Asset Allocation Trust.                        [ ]    [ ]       [ ]
 5. EMERGING SMALL COMPANY TRUST ONLY. Approval of a
    change to the investment objective of the
    Emerging Small Company Trust.                             [ ]    [ ]       [ ]
 6. PILGRIM BAXTER GROWTH TRUST ONLY. Approval of a
    change to the investment objective of the
    Pilgrim Baxter Growth Trust.                              [ ]    [ ]       [ ]
 7. INTERNATIONAL GROWTH AND INCOME TRUST ONLY. Approval
    of a change to the investment objective of the
    International Growth and Income Trust.                    [ ]    [ ]       [ ]
 8. GLOBAL GOVERNMENT BOND TRUST ONLY. Approval of
    a change to the investment objective of the
    Global Government Bond Trust.                             [ ]    [ ]       [ ]
 9. ALL PORTFOLIOS. Ratification of the selection of
    PricewaterhouseCoopers LLP as the independent
    accountants for the Trust for its fiscal year
    ending December 31, 1999.                                 [ ]    [ ]       [ ]
10. To transact such other business as may properly come
    before the Meeting.                                       [ ]    [ ]       [ ]


--------------------------------------------------------------------------------